Exhibit 4.3

SIXTEENTH SUPPLEMENTAL INDENTURE

KANSAS CITY POWER & LIGHT COMPANY

UMB BANK, N.A.

(FORMERLY UNITED MISSOURI BANK OF KANSAS CITY, N.A.)

DATED AS OF MARCH 1, 2019

CREATING THE FOLLOWING SERIES:

5.30% MORTGAGE BOND, COLLATERAL SERIES DUE 2041

3.15% MORTGAGE BOND, COLLATERAL SERIES DUE 2023

3.65% MORTGAGE BOND, COLLATERAL SERIES DUE 2025

4.20% MORTGAGE BOND, COLLATERAL SERIES DUE 2047

4.20% MORTGAGE BOND, COLLATERAL SERIES DUE 2048

6.05% MORTGAGE BOND, COLLATERAL SERIES DUE 2035

SUPPLEMENT TO GENERAL MORTGAGE INDENTURE AND

DEED OF TRUST DATED AS OF DECEMBER 1, 1986

SIXTEENTH SUPPLEMENTAL INDENTURE, dated as of March 1, 2019, between KANSAS CITY POWER & LIGHT COMPANY, a Missouri corporation (“Company”), and UMB BANK, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as Trustee (“Trustee”) under the Indenture hereinafter mentioned.

WHEREAS, all capitalized terms used in this Supplemental Indenture have the respective meanings set forth in the Indenture;

WHEREAS, the Company has heretofore executed and delivered to the Trustee, a General Mortgage Indenture and Deed of Trust, dated as of December 1, 1986, recorded with the Franklin County, Kansas Register of Deeds (the “Franklin Recorder”) on November 25, 1986 in Book 36A at Page 1, recorded with the Jackson County, Missouri Recorder of Deeds (the “Jackson Recorder”) on November 25, 1986 as Document No. K-746018 in Book I-1612 at Page 1 (Kansas City) and as Document No. I-733944 in Book I-1612 at Page 632 (Independence), recorded with the Platte County, Missouri Recorder of Deeds (the “Platte Recorder”) on November 25. 1986 as Document No. 34173 in Book 693 at Page 341, filed with the Missouri Secretary of State (“MO SOS”) on November 25, 1986 under File No. 1393950 and filed with the Kansas Secretary of State (“KS SOS”) on November 25, 1986 under File No. 1127129 (the “Original Indenture”), a copy of which is attached hereto as Exhibit A, incorporated as if more fully set forward herein, and, as supplemented, including by the Prior Supplemental Indentures (defined below) and by this Supplemental Indenture, collectively, the “Indenture”), to secure general mortgage bonds issued by the Company pursuant to the Indenture, unlimited in aggregate principal amount except as therein otherwise provided (the “Mortgage Bonds”);

WHEREAS, the Company has heretofore executed and delivered to the Trustee, a First Supplemental Indenture, dated as of December 1, 1986, recorded with the Franklin Recorder on November 25, 1986 in Book 36A at Page 197 and recorded with the Jackson Recorder on November 25, 1986 as Document No. K-746019 in Book K-1612 at Page 197 (Kansas City) and as Document No. I-733945 in Book I-1612 at Page 824 (Independence), creating a first series of Mortgage Bonds, later satisfied (the “First Supplemental”); a Second Supplemental Indenture, dated as of April 1, 1988, recorded with the Franklin Recorder on April 8, 1988 in Book 36A at Page 212 and recorded with the Jackson Recorder on April 8, 1988 as Document No. K-822401 in Book K-1788 at Page 183 (Kansas City) and as Document No. I-836341 in Book I-1788 at Page 784 (Independence), creating a second series of Mortgage Bonds, later satisfied (the “Second Supplemental”); a Third Supplemental Indenture, dated as of April 1, 1991, recorded with the Franklin Recorder on April 8, 1991 in Book 36A at Page 408, recorded with the Jackson Recorder on April 8, 1991 as Document No. K-966029 in Book K-2112 at Page 2031 (Kansas City) and as Document No. I-1033656 in Book I-2113 at Page 141 (Independence) and filed with the MO SOS on April 8, 1991 under File No. 1986170, creating a third series of Mortgage Bonds, later satisfied (the “Third Supplemental”); a Fourth Supplemental Indenture, dated as of February 15, 1992, recorded with the Franklin Recorder on February 18, 1992 in Book 36C at Page 1, recorded with the Jackson Recorder on February 18, 1992 as Document No. K-1010515 in Book K-2210 at Page 2020 (Kansas City) and as Document No. I-1088523 in Book I-2211 at Page 49 (Independence) and filed with the MO SOS on February 18, 1992 under File No. 2094948, creating a fourth series of Mortgage Bonds, later satisfied (the “Fourth Supplemental”); a Fifth Supplemental Indenture, dated as of September 1, 1992, recorded with the Franklin Recorder on September 10, 1992 in Book 36C at Page 16, recorded with the Jackson

Recorder on September 10, 1992 as Document No. K-1041360 in Book K-2288 at Page 1240 (Kansas City) and as Document No. I-1131853 in Book I-2288 at Page 1776 (Independence), recorded with the Platte Recorder on September 10, 1992 as Document No. 12560 in Book 776 at Page 783, filed with the MO SOS on September 10, 1992 under File No. 2171335 and filed with the KS SOS on September 10, 1992 under File No. 1832585, creating a fifth series of Mortgage Bonds (the “Fifth Supplemental”); a Sixth Supplemental Indenture, dated as of November 1, 1992, recorded with the Franklin Recorder on November 9, 1992 in Book 36C at Page 32, recorded with the Jackson Recorder on November 9, 1992 as Document No. K-1051904 in Book K-2316 at Page 2354 (Kansas City) and as Document No. I-1147066 in Book I-2317 at Page 365 (Independence) and filed with the MO SOS on November 9, 1992 under File No. 2191784, creating a sixth series of Mortgage Bonds, later satisfied (the “Sixth Supplemental”); a Seventh Supplemental Indenture, dated as of October 1, 1993, recorded with the Franklin Recorder on October 7, 1993 in Book 36C at Page 45, recorded with the Jackson Recorder on October 8, 1993 as Document No. K-1104016 in Book K-2458 (Kansas City) and on October 7, 1993 as Document No. I-1221163 in Book I-2458 at Page 17 (Independence), recorded with the Platte Recorder on October 7, 1993 as Document No. 15580 in Book 799, Page 526, filed with the MO SOS on October 8, 1993 under File No. 2318421 and filed with the KS SOS on October 7, 1993 under File No. 1953548, creating a seventh series of Mortgage Bonds (the “Seventh Supplemental”); an Eighth Supplemental Indenture, dated as of December 1, 1993, recorded with the Franklin Recorder on November 30, 1993 in Book 36C at Page 59, filed with the MO SOS on November 30, 1993 under File No. 2337515 and filed with the KS SOS on November 30, 1993 under File No. 1969459, creating an eighth series of Mortgage Bonds (the “Eighth Supplemental”); a Ninth Supplemental Indenture, dated as of February 1, 1994, recorded with the Franklin Recorder on February 17, 1994 in Book 36C at Page 72 and filed with the MO SOS on February 17, 1994 under File No. 2369932, creating a ninth series of Mortgage Bonds, later satisfied (the “Ninth Supplemental”); a Tenth Supplemental Indenture, dated as of November 1, 1994, recorded with the Franklin Recorder on November 7, 1994 in Book 36C at Page 87 and filed with the MO SOS on November 7, 1994 under File No. 2470773, creating a tenth series of Mortgage Bonds, later satisfied (the “Tenth Supplemental”); an Eleventh Supplemental Indenture, dated as of August 15, 2005, recorded with the Franklin Recorder on August 26, 2005 in Book 36C at Page 101, filed with the MO SOS under File No. 20050087192F and filed with the KS SOS on August 26, 2005 under File No. 6037766, creating an eleventh series of Mortgage Bonds (the “Eleventh Supplemental”); a Twelfth Supplemental Indenture, dated as of March 1, 2009, recorded with the Franklin Recorder on March 23, 2009 in Book 36C at Page 114, filed with the MO SOS on March 23, 2009 under file No. 20090028462E and filed with the KS SOS on March 23, 2009 under File No, 6580088, creating a twelfth series of Mortgage Bonds (the “Twelfth Supplemental”); a Thirteenth Supplemental Indenture, dated as of March 1, 2009, recorded with the Franklin Recorder on March 23, 2009 in Book 36C at Page 173, filed with the MO SOS on March 23, 2009 under File No. 20090028301G and filed with the KS SOS on March 23, 2009 under File No. 6580096, creating a thirteenth series of Mortgage Bonds (the “Thirteenth Supplemental”); a Fourteenth Supplemental Indenture, dated as of March 1, 2009, recorded on March 23, 2009 in Book 36C at Page 190, filed with the MO SOS on March 23, 2009 under File No. 20090028303J, filed with the KS SOS on March 23, 2009 under File No. 6580104, creating a fourteenth series of Mortgage Bonds (the “Fourteenth Supplemental”); and a Fifteenth Supplemental Indenture, dated as of June 30, 2011, recorded with the Franklin Recorder on July 12, 2011 in Book 36C at

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Page 207, filed with the MO SOS on July 12, 2011 under File No. 20110077034G and filed with the KS SOS on July 12, 2011 under File No. 6815559, clarifying and supplementing the procedures applicable in the case of certain generation, transmission and other facilities it has or shall enter into as tenants in common, and eliminating procedural uncertainties under the Original Indenture in the case of such projects (the “Fifteenth Supplemental”) (the fifteen supplemental indentures dated prior to the date hereof collectively referred to as the “Prior Supplemental Indentures”);

WHEREAS, the Company has heretofore executed and delivered to the 2007 Unsecured Note Trustee (as defined below) an Indenture, dated as of May 1, 2007 (the “Original 2007 Unsecured Indenture” and, as previously amended and supplemented, the “2007 Unsecured Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (the “2007 Unsecured Note Trustee”) pursuant to which the following series of unsecured notes have been issued:

(i)	5.30% Notes due 2041 (the “2041 Notes”)

(ii)	3.15% Notes due 2023 (the “2023 Notes”)

(iii)	3.65% Notes due 2025 (the “2025 Notes”)

(iv)	4.20% Notes due 2047 (the “2047 Notes”)

(v)	4.20% Notes due 2048 (the “2048 Notes”)

WHEREAS, the Company has heretofore executed and delivered to the 2002 Unsecured Note Trustee (as defined below) an Indenture, dated as of March 1, 2002 (the “Original 2002 Unsecured Indenture” and as previously amended and supplemented, the “2002 Unsecured Indenture” and, together with the 2007 Unsecured Indenture, the “Unsecured Indentures”) between the Company and The Bank of New York Mellon (formerly The Bank of New York), a national banking association (the “2002 Unsecured Note Trustee” and, together with the 2007 Unsecured Note Trustee, the “Unsecured Note Trustees”) pursuant to which the following series of unsecured notes has been issued:

(i)	6.05% Senior Notes due 2035, Series B (the “2035 Notes” and, together with the 2041 Notes, the 2023 Notes, the 2025 Notes, the 2047 Notes and the 2048 Notes, the “Unsecured Notes”)

WHEREAS, the Company desires in and by this Supplemental Indenture (i) to create six series of Mortgage Bonds (collectively, the “Collateralizing Mortgage Bonds”) to be issued under the Indenture with each such series of said Collateralizing Mortgage Bonds to correspond to each series of Unsecured Notes, (ii) to designate such series of Collateralizing Mortgage Bonds and set forth the maturity date or dates, interest rate or rates and establish the form and other terms of such Collateralizing Mortgage Bonds which shall be identical to each corresponding series of Unsecured Notes and (iii) to deliver such series of Collateralizing Mortgage Bonds to the Unsecured Note Trustees to serve as collateral to each corresponding series of Unsecured Notes;

WHEREAS, Section 15.01(c) of the Original Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form and other terms of Mortgage Bonds consistent with the provisions of the Indenture; and

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WHEREAS, all acts and things necessary to make this Supplemental Indenture, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done and performed; and the execution and delivery of this Supplemental Indenture have been in all respects duly authorized;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: that the Company, in consideration of the premises and in further consideration of the sum of One Dollar in lawful money of the United States of America paid to the Company by the Trustee at or before the execution and delivery of this Supplemental Indenture, the receipt whereof is hereby acknowledged, and of other good and valuable consideration, it is agreed by and between the Company and the Trustee as follows:

ARTICLE I.

DESCRIPTION OF CERTAIN PROPERTY SUBJECT TO THE LIEN OF THE

INDENTURE

SECTION 1. The Company, in order to secure the payment both of the principal of and interest and premium, if any, of the Mortgage Bonds from time to time issued under the Original Indenture, according to their tenor and effect, and the performance of all the provisions of the Original Indenture and of said Mortgage Bonds, has granted, bargained, sold, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and does by these presents grant, bargain, sell, convey, assign and transfer, mortgage, pledge, set over and confirm unto the Trustee, and to its successor or successors in said trust and its and their assigns forever, in trust, all of its right, title and interest in and to the property more particularly described in the Indenture, as supplemented by the Prior Supplemental Indentures, including without limitation, the property described and incorporated into this Supplemental Indenture pursuant to this Article I, except as limited pursuant to this Article I, with all rights with respect thereto as the Trustee has been granted in connection with all Mortgaged Property under the Indenture, and together with all after-acquired property in accordance with the terms of the Indenture; TO HAVE AND TO HOLD all such properties, real, personal, and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever, subject however, as to all property embraced herein to all of the restrictions, exceptions and reservations of easements, rights of way or otherwise, contained in any and all deeds and/or other conveyances under or through which the Company acquired or shall acquire and/or claims or shall claim title thereto, and to the restrictions, exceptions, reservations and provisions in the Indenture specifically set forth; and subject further with respect to the premises, property, franchises and rights owned by the Company at the date of execution hereof, to Excepted Property or Permissible Encumbrances as defined in Section 1.03 of the Original Indenture, and subject, with respect to property acquired after the date of execution of the Original Indenture or hereafter acquired, to all excepted encumbrances, all other defects and limitations of title and to all other encumbrances existing at the time of such acquisition, including any purchase money mortgage or lien upon such property created by the Company at the time of the acquisition of such property; IN TRUST NEVERTHELESS, upon the terms and trusts in the Original Indenture and this Supplemental Indenture set forth, for the benefit and security of those who shall hold the Mortgage Bonds and coupons issued and to be issued under the Indenture, or any

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of them, in accordance with the terms of the Indenture without preference, priority or distinction as to lien of any of said Mortgage Bonds and coupons over any other thereof by reason of priority in the time of the issue or negotiation thereof or for any other reason whatsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest in the Original Indenture set forth; it being intended that the lien and security of all of said Mortgage Bonds and coupons of all series issued or to be issued under the Indenture shall take effect from the execution and delivery of the Original Indenture, and that the lien and security of the Indenture shall take effect from the date of execution and delivery of the Original Indenture as though all of the said Mortgage Bonds of all series were actually authenticated and delivered and issued upon such date.

SECTION 2. For purposes of identifying, clarifying, restating and supplementing the property to which the Lien of this Indenture is applicable, the Company hereby confirms unto the Trustee, that the interest of the Company in the following property is subject to the Lien of the Indenture according to its terms:

a) Confirmed Property. All of the Company’s interest in the several parcels of property set forth in Exhibit A of the Original Indenture at Pages A-1 to A-84, on Exhibit A of the Second Supplemental Pages A-1 to A-3, on Exhibit A of the Third Supplemental at Pages A-1 to A-6, on Exhibit A to the Fourth Supplemental at Pages A-1 to A-2, on Exhibit A of the Fifth Supplemental at Pages A-1 to A-2, on Exhibit A of the Seventh Supplemental consisting of a single page, on Exhibit A of the Ninth Supplemental consisting of a single page, on Schedule A of the Tenth Supplemental at Page 13 and on Schedule A of the Fifteenth Supplemental at Pages 1-52, all of which property is incorporated herein by reference; and

b) Amended and Restated Property. All of the Company’s interest in the several parcels of property set forth in Schedule A of the Twelfth Supplemental at Pages 1-39 as hereby amended and restated as set forth on Exhibit B attached hereto;

together with all of the property, rights and interest of the Company in property, whether real, personal or mixed (except as expressly excepted under the Indenture), owned on the date of the execution and delivery of this Supplemental Indenture, acquired by the Company since the date of the execution and delivery of the Fourteenth Supplemental, or hereafter acquired by the Company and wheresoever situated (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or any general description contained in this Supplemental Indenture), including, but not limited to, all real estate, lands, leases, leaseholds (except the last day of any lease or leasehold), easements, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of lands, all rights of way and roads, all plants, containers, buildings and other structures and all offices, buildings and the contents thereof; all fixtures, machinery, engines, boilers, machines, purifiers, scrubbers, retorts, tanks, pumps, regulators, meters, electric and mechanical or gas appliances, conduits or other pipes, service pipes, fittings, valves and connections, tools, implements, apparatus, supplies, furniture and chattels; all federal, state, municipal and other franchises, privileges and permits; all lines for the generation, transmission, distribution, interconnection, or storage of energy from any source, for any purpose; all electric and communication transmission lines, wood and steel poles and towers, lines of poles, anchors, guys, crossarms, insulators, conductors, cables, and other equipment appurtenant thereto for the

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transmission of energy, apparatus for use in connection therewith; and (except as expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinabove described or referred to or otherwise subject to the Lien of this Indenture; which shall be and are fully granted and conveyed by the Indenture and are fully embraced within this Lien of the Indenture as if such property, rights and interests were specifically described herein, subject to and in accordance with the terms thereof; except such property hereinafter expressly excepted or any parcel or part of such property heretofore released from the Lien of the Indenture or to which the Company and the Trustee have heretofore disclaimed any right, title or interest, unless otherwise subsequently pledged as Mortgaged Property in accordance with the Indenture.

ARTICLE II.

5.30% MORTGAGE BOND, COLLATERAL SERIES DUE 2041

SECTION 1. (a) There is hereby created a fifteenth series of Mortgage Bonds to consist of one Mortgage Bond issued under and secured by the Indenture, to be designated as “5.30% Mortgage Bond, Collateral Series Due 2041” of the Company (“Bond of the Fifteenth Series”). The Bond of the Fifteenth Series shall be fully registered in the name of and delivered to the 2007 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 2041 Notes as security for any and all obligations of the Company under the 2041 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2041 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the 2007 Unsecured Indenture or the 2041 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 2041 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the 2007 Unsecured Indenture or the 2041 Notes.

(b) The Bond of the Fifteenth Series shall be initially issued in the principal amount of $400,000,000, but the principal amount of the Bond of the Fifteenth Series actually outstanding as of any particular time shall be equal to the principal amount of the 2041 Notes that at such particular time are outstanding under the 2007 Unsecured Indenture.

(c) The Bond of the Fifteenth Series shall be dated March 1, 2019. The Bond of the Fifteenth Series shall mature on the same date or dates as the 2041 Notes, subject to prior redemption.

(d) Interest will accrue on the unpaid portion of the principal of the Bond of the Fifteenth Series from its issue date until the entire principal amount of the Bond of the Fifteenth Series is paid. The Bond of the Fifteenth Series shall bear interest at the rate or rates per annum borne by the 2041 Notes and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 2041 Notes.

(e) The payment or payments of the principal of and premium, if any, on the Bond of the Fifteenth Series shall be equal to the principal of and premium, if any, on the 2041 Notes which is due and payable under the 2007 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 2041 Notes.

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(f) The Bond of the Fifteenth Series shall be subject to redemption at the same times and in the same amounts as the 2041 Notes.

(g) The principal amount of and interest on the Bond of the Fifteenth Series shall be payable in lawful money of the United States of America.

SECTION 2. At such time or times that all or a portion of the principal amount of the 2041 Notes shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 2041 Notes so redeemed or paid, and the principal amount of the Bond of the Fifteenth Series shall be deemed reduced by such specified principal amount of 2041 Notes so redeemed or paid for all purposes of the Indenture.

SECTION 3. The Bond of the Fifteenth Series is not transferable except as may be required to effect a transfer to any successor to the 2007 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Fifteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 2041 Notes then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Fifteenth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2007 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 2041 Notes specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Fifteenth Series is set forth in Exhibit C hereto and is hereby incorporated herein and made a part hereof.

ARTICLE III.

3.15% MORTGAGE BOND, COLLATERAL SERIES DUE 2023

SECTION 1. (a) There is hereby created a sixteenth series of Mortgage Bonds to consist of one Mortgage Bond issued under and secured by the Indenture, to be designated as “3.15% Mortgage Bond, Collateral Series Due 2023” of the Company (“Bond of the Sixteenth Series”). The Bond of the Sixteenth Series shall be fully registered in the name of and delivered to the 2007 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time

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of the 2023 Notes as security for any and all obligations of the Company under the 2023 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2023 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the 2007 Unsecured Indenture or the 2023 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 2023 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the 2007 Unsecured Indenture or the 2023 Notes.

(b) The Bond of the Sixteenth Series shall be initially issued in the principal amount of $300,000,000, but the principal amount of the Bond of the Sixteenth Series actually outstanding as of any particular time shall be equal to the principal amount of the 2023 Notes that at such particular time are outstanding under the 2007 Unsecured Indenture.

(c) The Bond of the Sixteenth Series shall be dated March 14, 2019. The Bond of the Sixteenth Series shall mature on the same date or dates as the 2023 Notes, subject to prior redemption.

(d) Interest will accrue on the unpaid portion of the principal of the Bond of the Sixteenth Series from its issue date until the entire principal amount of the Bond of the Sixteenth Series is paid. The Bond of the Sixteenth Series shall bear interest at the rate or rates per annum borne by the 2023 Notes and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 2023 Notes.

(e) The payment or payments of the principal of and premium, if any, on the Bond of the Sixteenth Series shall be equal to the principal of and premium, if any, on the 2023 Notes which is due and payable under the 2007 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 2023 Notes.

(f) The Bond of the Sixteenth Series shall be subject to redemption at the same times and in the same amounts as the 2023 Notes.

(g) The principal amount of and interest on the Bond of the Sixteenth Series shall be payable in lawful money of the United States of America.

SECTION 2. At such time or times that all or a portion of the principal amount of the 2023 Notes shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 2023 Notes so redeemed or paid, and the principal amount of the Bond of the Sixteenth Series shall be deemed reduced by such specified principal amount of the 2023 Notes so redeemed or paid for all purposes of the Indenture.

SECTION 3. The Bond of the Sixteenth Series is not transferable except as may be required to effect a transfer to any successor to the 2007 Unsecured Note Trustee.

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SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Sixteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 2023 Notes then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Sixteenth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2007 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 2023 Notes specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Sixteenth Series is set forth in Exhibit D hereto and is hereby incorporated herein and made a part hereof.

ARTICLE IV.

3.65% MORTGAGE BOND, COLLATERAL SERIES DUE 2025

SECTION 1. (a) There is hereby created a seventeenth series of Mortgage Bonds to consist of one Mortgage Bond issued under and secured by the Indenture, to be designated as “3.65% Mortgage Bond, Collateral Series Due 2025” of the Company (“Bond of the Seventeenth Series”). The Bond of the Seventeenth Series shall be fully registered in the name of and delivered to the 2007 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 2025 Notes as security for any and all obligations of the Company under the 2025 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2025 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the 2007 Unsecured Indenture or the 2025 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 2025 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the 2007 Unsecured Indenture or the 2025 Notes.

(b) The Bond of the Seventeenth Series shall be initially issued in the principal amount of $350,000,000, but the principal amount of the Bond of the Seventeenth Series actually outstanding as of any particular time shall be equal to the principal amount of the 2025 Notes that at such particular time are outstanding under the 2007 Unsecured Indenture.

(c) The Bond of the Seventeenth Series shall be dated March 14, 2019. The Bond of the Seventeenth Series shall mature on the same date or dates as the 2025 Notes, subject to prior redemption.

(d) Interest will accrue on the unpaid portion of the principal of the Bond of the Seventeenth Series from its issue date until the entire principal amount of the Bond of the Seventeenth Series is paid. The Bond of the Seventeenth Series shall bear interest at the rate or rates per annum borne by the 2025 Notes and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 2025 Notes.

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(e) The payment or payments of the principal of and premium, if any, on the Bond of the Seventeenth Series shall be equal to the principal of and premium, if any, on the 2025 Notes which is due and payable under the 2007 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 2025 Notes.

(f) The Bond of the Seventeenth Series shall be subject to redemption at the same times and in the same amounts as the 2025 Notes.

(g) The principal amount of and interest on the Bond of the Seventeenth Series shall be payable in lawful money of the United States of America.

SECTION 2. At such time or times that all or a portion of the principal amount of the 2025 Notes shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 2025 Notes so redeemed or paid, and the principal amount of the Bond of the Seventeenth Series shall be deemed reduced by such specified principal amount of the 2025 Notes so redeemed or paid for all purposes of the Indenture.

SECTION 3. The Bond of the Seventeenth Series is not transferable except as may be required to effect a transfer to any successor to the 2007 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Seventeenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 2025 Notes then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Seventeenth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2007 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 2025 Notes specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Seventeenth Series is set forth in Exhibit E hereto and is hereby incorporated herein and made a part hereof.

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ARTICLE V.

4.20% MORTGAGE BOND, COLLATERAL SERIES DUE 2047

SECTION 1. (a) There is hereby created an eighteenth series of Mortgage Bonds to consist of one Mortgage Bond issued under and secured by the Indenture, to be designated as “4.20% Mortgage Bond, Collateral Series Due 2047” of the Company (“Bond of the Eighteenth Series”). The Bond of the Eighteenth Series shall be fully registered in the name of and delivered to the 2007 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 2047 Notes as security for any and all obligations of the Company under the 2047 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2047 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the 2007 Unsecured Indenture or the 2047 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 2047 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the 2007 Unsecured Indenture or the 2047 Notes.

(b) The Bond of the Eighteenth Series shall be initially issued in the principal amount of $300,000,000, but the principal amount of the Bond of the Eighteenth Series actually outstanding as of any particular time shall be equal to the principal amount of the 2047 Notes that at such particular time are outstanding under the 2007 Unsecured Indenture.

(c) The Bond of the Eighteenth Series shall be dated March 14, 2019. The Bond of the Eighteenth Series shall mature on the same date or dates as the 2047 Notes, subject to prior redemption.

(d) Interest will accrue on the unpaid portion of the principal of the Bond of the Eighteenth Series from its issue date until the entire principal amount of the Bond of the Eighteenth Series is paid. The Bond of the Eighteenth Series shall bear interest at the rate or rates per annum borne by the 2047 Notes and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 2047 Notes.

(e) The payment or payments of the principal of and premium, if any, on the Bond of the Eighteenth Series shall be equal to the principal of and premium, if any, on the 2047 Notes which is due and payable under the 2007 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 2047 Notes.

(f) The Bond of the Eighteenth Series shall be subject to redemption at the same times and in the same amounts as the 2047 Notes.

(g) The principal amount of and interest on the Bond of the Eighteenth Series shall be payable in lawful money of the United States of America.

SECTION 2. At such time or times that all or a portion of the principal amount of the 2047 Notes shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 2047 Notes so redeemed or paid, and the principal amount of the Bond of the Eighteenth Series shall be deemed reduced by such specified principal amount of the 2047 Notes so redeemed or paid for all purposes of the Indenture.

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SECTION 3. The Bond of the Eighteenth Series is not transferable except as may be required to effect a transfer to any successor to the 2007 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Eighteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 2047 Notes then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Eighteenth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2007 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 2047 Notes specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Eighteenth Series is set forth in Exhibit F hereto and is hereby incorporated herein and made a part hereof.

ARTICLE VI.

4.20% MORTGAGE BOND, COLLATERAL SERIES DUE 2048

SECTION 1. (a) There is hereby created a nineteenth series of Mortgage Bonds to consist of one Mortgage Bond issued under and secured by the Indenture, to be designated as “4.20% Mortgage Bond, Collateral Series Due 2048” of the Company (“Bond of the Nineteenth Series”). The Bond of the Nineteenth Series shall be fully registered in the name of and delivered to the 2007 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 2048 Notes as security for any and all obligations of the Company under the 2048 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2048 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the 2007 Unsecured Indenture or the 2048 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 2048 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the 2007 Unsecured Indenture or the 2048 Notes.

(b) The Bond of the Nineteenth Series shall be initially issued in the principal amount of $300,000,000, but the principal amount of the Bond of the Nineteenth Series actually outstanding as of any particular time shall be equal to the principal amount of the 2048 Notes that at such particular time are outstanding under the 2007 Unsecured Indenture.

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(c) The Bond of the Nineteenth Series shall be dated March 14, 2019. The Bond of the Nineteenth Series shall mature on the same date or dates as the 2048 Notes, subject to prior redemption.

(d) Interest will accrue on the unpaid portion of the principal of the Bond of the Nineteenth Series from its issue date until the entire principal amount of the Bond of the Nineteenth Series is paid. The Bond of the Nineteenth Series shall bear interest at the rate or rates per annum borne by the 2048 Notes and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 2048 Notes.

(e) The payment or payments of the principal of and premium, if any, on the Bond of the Nineteenth Series shall be equal to the principal of and premium, if any, on the 2048 Notes which is due and payable under the 2007 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 2048 Notes.

(f) The Bond of the Nineteenth Series shall be subject to redemption at the same times and in the same amounts as the 2048 Notes.

(g) The principal amount of and interest on the Bond of the Nineteenth Series shall be payable in lawful money of the United States of America.

SECTION 2. At such time or times that all or a portion of the principal amount of the 2048 Notes shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 2048 Notes so redeemed or paid, and the principal amount of the Bond of the Nineteenth Series shall be deemed reduced by such specified principal amount of the 2048 Notes so redeemed or paid for all purposes of the Indenture.

SECTION 3. The Bond of the Nineteenth Series is not transferable except as may be required to effect a transfer to any successor to the 2007 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Nineteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 2048 Notes then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Nineteenth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2007 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 2048 Notes specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

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SECTION 5. The form of the Bond of the Nineteenth Series is set forth in Exhibit G hereto and is hereby incorporated herein and made a part hereof.

ARTICLE VII.

6.05% MORTGAGE BOND, COLLATERAL SERIES DUE 2035

SECTION 1. (a) There is hereby created a twentieth series of Mortgage Bonds to consist of one Mortgage Bond issued under and secured by the Indenture, to be designated as “6.05% Mortgage Bond, Collateral Series Due 2035” of the Company (“Bond of the Twentieth Series”). The Bond of the Twentieth Series shall be fully registered in the name of and delivered to the 2002 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 2035 Notes as security for any and all obligations of the Company under the 2035 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2035 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the 2002 Unsecured Indenture or the 2035 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2035 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the 2002 Unsecured Indenture or the 2035 Notes.

(b) The Bond of the Twentieth Series shall be initially issued in the principal amount of $250,000,000, but the principal amount of the Bond of the Twentieth Series actually outstanding as of any particular time shall be equal to the principal amount of the 2035 Notes that at such particular time are outstanding under the 2002 Unsecured Indenture.

(c) The Bond of the Twentieth Series shall be dated March 14, 2019. The Bond of the Twentieth Series shall mature on the same date or dates as the 2035 Notes, subject to prior redemption.

(d) Interest will accrue on the unpaid portion of the principal of the Bond of the Twentieth Series from its issue date until the entire principal amount of the Bond of the Twentieth Series is paid. The Bond of the Twentieth Series shall bear interest at the rate or rates per annum borne by the 2035 Notes and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 2035 Notes.

(e) The payment or payments of the principal of and premium, if any, on the Bond of the Twentieth Series shall be equal to the principal of and premium, if any, on the 2035 Notes which is due and payable under the 2002 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 2035 Notes.

(f) The Bond of the Twentieth Series shall be subject to redemption at the same times and in the same amounts as the 2035 Notes.

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(g) The principal amount of and interest on the Bond of the Twentieth Series shall be payable in lawful money of the United States of America.

SECTION 2. At such time or times that all or a portion of the principal amount of the 2035 Notes shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 2035 Notes so redeemed or paid, and the principal amount of the Bond of the Twentieth Series shall be deemed reduced by such specified principal amount of the 2035 Notes so redeemed or paid for all purposes of the Indenture.

SECTION 3. The Bond of the Twentieth Series is not transferable except as may be required to effect a transfer to any successor to the 2002 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Twentieth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 2035 Notes then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Twentieth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2002 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 2035 Notes specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Twentieth Series is set forth in Exhibit H hereto and is hereby incorporated herein and made a part hereof.

ARTICLE VIII.

ISSUE OF COLLATERALIZING MORTGAGE BOND

SECTION 1. Each series of the Collateralizing Mortgage Bonds may be executed, authenticated and delivered as permitted by the provisions of Article III, IV, V or VI of the Indenture.

ARTICLE IX.

THE TRUSTEE.

SECTION 1. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

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Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture other than as set forth in the Indenture; and this Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Indenture, as fully to all intents as if the same were herein set forth at length.

ARTICLE X.

MISCELLANEOUS PROVISIONS

SECTION 1. Except insofar as herein otherwise expressly provided, all the provisions, definitions, terms and conditions of the Indenture, as amended, shall be deemed to be incorporated in, and made a part of, this Supplemental Indenture; and the Indenture as supplemented and amended by this Supplemental Indenture is in all respects ratified and confirmed; and the Indenture, as amended, and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

SECTION 2. Nothing in this Supplemental Indenture is intended, or shall be construed to give to any person or corporation, other than the parties hereto and the holders of the Collateralizing Mortgage Bonds issued and to be issued under and in respect of this Supplemental Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions of this Supplemental Indenture being intended to be, and being, for the sole and exclusive benefit of the parties hereto and of the holders of the Collateralizing Mortgage Bond issued and to be issued under the Indenture and secured thereby.

SECTION 3. All covenants, stipulations and agreements in this Supplemental Indenture contained by or on behalf of the Company shall bind and (subject to the provisions of the Indenture, as amended) inure to the benefit of its successors and assigns, whether so expressed or not.

SECTION 4. The headings of the several Articles of this Supplemental Indenture are inserted for convenience of reference, and shall not be deemed to be any part hereof.

SECTION 5. This Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument.

SECTION 6. In case any provision in this Supplemental Indenture or the Collateralizing Mortgage Bond shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 7. If any provision in this Supplemental Indenture limits, qualifies or conflicts with another provision hereof that is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.

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IN WITNESS WHEREOF, KANSAS CITY POWER & LIGHT COMPANY has caused this Supplemental Indenture to be executed by its Chairman of the Board, President or one of its Vice Presidents and its corporate seal to be hereunto affixed, duly attested by its Secretary or one of its Assistant Secretaries, and UMB BANK, N.A., as Trustee as aforesaid, has caused the same to be executed by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed, duly attested by one of its Assistant Secretaries, as of the day and year first above written.

KANSAS CITY POWER & LIGHT COMPANY

By	/s/ Lori A. Wright
	Name:	Lori A. Wright
	Title:	Vice President, Corporate Planning,
Investor Relations and Treasurer

[Seal]

Attest:

/s/ Jeffrey C. DeBruin
Name:	Jeffrey C. DeBruin
Title:	Corporate Counsel and Assistant Secretary

UMB BANK, N.A.

By	/s/ Anthony P. Hawkins

Name: Anthony P. Hawkins
Title: Vice President

[Seal]

Attest:

/s/ Douglas Hare
Secretary or Assistant Secretary

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STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)

On this 14th day of March, 2019, before me, a Notary Public in and for said County in the State aforesaid, personally appeared Lori A. Wright, to me personally known, who, being by me duly sworn, did say that she is Vice President, Corporate Planning, Investor Relations and Treasurer of KANSAS CITY POWER & LIGHT COMPANY, a Missouri corporation, one of the corporations described in and which executed the foregoing instrument, that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said Lori A. Wright acknowledged said instrument and the execution thereof to be the free and voluntary act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid the day and year first above written.

/s/ Annette G. Carter
Notary Public

My commission expires: October 6, 2021

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STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)

On this 12th day of March, 2019, before me, a Notary Public in and for said County in the State aforesaid, personally appeared Anthony P. Hawkins, to me personally known, who, being by me duly sworn, did say that he is a Vice President of UMB Bank, N.A., a national banking association organized and existing under the laws of the United States of America, one of the parties described in and which executed the foregoing instrument, that the seal affixed to the foregoing instrument is the corporate seal of said association, and that said instrument was signed and sealed on behalf of said association by authority of its Board of Directors; and said Anthony P. Hawkins acknowledged said instrument and the execution thereof to be the free and voluntary act and deed of said association.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid the day and year first above written.

/s/ Chris A. Smith
Notary Public

My commission expires: July 12, 2020

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EXHIBIT A

Original Indenture

[Intentionally Omitted]

EXHIBIT B

Description of the Mortgaged Property

EXHIBIT B

DESCRIPTION OF THE MORTGAGED PROPERTY

REAL ESTATE IN KANSAS

All of the following described real estate of the Company situated in the State of Kansas:

1.	COFFEY COUNTY, KANSAS

A.	Wolf Creek Generating Station

An undivided 47 percent interest in and to the following real estate subject to that certain December 28, 1981, Ownership Agreement between Kansas City Power & Light Company, Kansas Gas and Electric Company, and Kansas Electric Power Cooperative, Inc. recorded at the Office of the Register of Deeds in Coffey County, Kansas, Book No. W, Pages 465-500, respectively:

Tract A

THE PROJECT SITE

Please Note: in the following descriptions of a site located in Coffey County, Kansas, all Townships (T) are South (S), and all Ranges (R) are East (E) of the Sixth Principal Meridian.

The Project Site consists of the following land and easements located within the perimeter description:

Beginning at the W 1⁄4 Corner Sec 24-T20-R15, thence East to the NE Corner W1⁄2 W1⁄2 SE1⁄4 of said Sec 24; thence South to the SE Corner W1⁄2 NW1⁄4 NE1⁄4 Sec 25-T20-R15; thence West to the West line of NE 1⁄4 of said Sec 25; thence South to the S 1⁄4 Corner of said Sec 25; thence West to a point 797.8 feet East of the NW Corner NW1⁄4 Sec 36-T20-R15; thence South 520 feet; thence Southeasterly to a point 1020 feet West of the SE Corner N1⁄2 NW1⁄4 of said Sec 36; thence South 200 Feet; thence West 621.85 feet; thence South 1198.97 feet; thence Southeasterly 350.7 feet to a point 180 feet South of the NE Corner W1⁄2 SW1⁄4 of said Sec 36; thence South to the NE Corner SW1⁄4 SW1⁄4 of said Sec 36; thence East to the East line of W1⁄2 of said Sec 36; thence South to the S1⁄4 Corner of said Sec 36; thence East to the SW Corner E1⁄2 SE1⁄4 SE1⁄4 of said Sec 36; thence North to the NW Corner E1⁄2 SE1⁄4 SE1⁄4 of said Sec 36; thence East to the NE Corner W1⁄2 SW1⁄4 SW1⁄4 Sec 31-T20-R16; thence South to the SE Corner of said W1⁄2 SW1⁄4 SW1⁄4; thence East to the NE Corner Sec 6-T21-R16; thence South to the NW Corner S1⁄2 N1⁄2 Sec 5-T21-R16; thence East to the NE Corner SW1⁄4 NW1⁄4 Sec 4-T21-R16; thence South to the SE Corner SW1⁄4 SW1⁄4 of said Sec 4; thence West to the NE Corner Sec 8-T21-R16; thence South to SE Corner of said Sec 8; thence West 1704.96 feet; thence South to the North line of the S1⁄2 NE1⁄4 Sec 17-T21-R16; thence East to the NE Corner of the S1⁄2 NW1⁄4 of Sec 16-T21-R16; thence South to the S1⁄4 Corner Sec 21-T21-R16; thence West to a point 450 feet West of the SE Corner Sec 20-T21-R16; thence South to a point 450 feet West of the E1⁄4 Corner Sec 29-T21-R16; thence West to the center of said Sec 29; thence South to the SE Corner of the N1⁄2 of the SW1⁄4 of said Sec 29; thence West to the SW Corner of said N1⁄2 SW1⁄4; thence North to the SE Corner of the North 70 acres of the SE1⁄4 of Sec 30-T21-R16; thence West to the SW Corner of the North 70 acres of said SE1⁄4; thence North to the center of said Sec 30; thence West to the W1⁄4 Corner of said Sec 30; thence North to the NW Corner of said Sec 30; thence West to the SW Corner E1⁄2 E1⁄2 SE1⁄4 of Sec 24-T21-R15; thence North to the NW Corner of said E1⁄2 E1⁄2 SE1⁄4; thence East to the SE Corner of the NE1⁄4 of said Sec 24; thence North to the SE Corner NE1⁄4 SE1⁄4 Sec 13-T21-R15; thence West to the SW Corner of said NE1⁄4 SE1⁄4; thence North to the NW Corner of said NE1⁄4 SE1⁄4; thence West to the center of said Sec 13; thence North to the N1⁄4 Corner of said Sec 13; thence West to the SW Corner SE1⁄4 SW1⁄4 of Sec 12-T21-R15; thence North to the NW Corner of said SE1⁄4 SW1⁄4; thence West to the SW Corner NW1⁄4 SW1⁄4 of said Sec 12; thence North to the NW Corner of said Sec 12; thence West to the SW Corner E1⁄2 SE1⁄4 Sec 2-T21-R15; thence North 1700 feet; thence West 670 feet; thence North to the North line of the S1⁄2 NE1⁄4 of said Sec 2; thence West to the NW Corner of the S1⁄2 NE1⁄4 of said Sec 2; thence North to a point 1050 feet South of the North line of said Sec 2; thence West 600 feet; thence North to a point 720 feet West of the NE Corner SE1⁄4 Sec 34-T20-R15; thence East to the center of Sec 35-T20-R15; thence North to the center of Sec 26-T20-R15; thence East to the SE Corner of the W1⁄2 SE1⁄4 NE1⁄4 of said Sec 26; thence North to the NE Corner of said W1⁄2 SE1⁄4 NE1⁄4; thence East to the East line of said Sec 26; thence North to the W1⁄4 Corner Sec 24-T20-R15, being the Point of Beginning; EXCEPT: Stringtown Cemetery; and EXCEPT: a tract in the NE1⁄4 NE1⁄4 Sec 1-T21-R15 described as: Beginning at a Point 1060.0 feet South NE Corner of said NE1⁄4; thence West 446.9 feet; thence South 730.0 Feet; thence East 446.0 feet; thence North 726.2 feet, to Point of Beginning.

Tract B

Legal Descriptions of Railroad Rights-of-Way

The following described property is located in Coffey County, Kansas. All Townships (T) are South (S), and all Ranges (R) are East (E) of the Sixth Principal Meridian.

The E1⁄2 of the NW1⁄4 of Sec 9-T21-R16. Said easement to be a strip one hundred twenty (120) feet in width being sixty (60) feet right and left of the following described center line: Beginning at a point on the West line of said E1⁄2 of the NW1⁄4, which point is 200 feet North of the SW Corner of said E1⁄2 of the NW1⁄4, thence Southeasterly to a point on the South line of said E1⁄2 of the NW1⁄4, which point is 112 feet E of the SW Corner of said E1⁄2 of the NW1⁄4.

The SW1⁄4 of Sec 9-T21-R16. Said easement to be a strip one hundred fifty (150) feet in width, being 75 feet right and left of the following described center line: Beginning at a point on the North line of said SW1⁄4, which point is 1203 feet W of the NE Corner of said SW1⁄4; thence Southeasterly to a point on the East line of said SW1⁄4, which point is 492 feet North of the SE Corner of said SW1⁄4.

The SE1⁄4 of Sec 9-T21-R16. Beginning at the SW Corner of the S1⁄2 of the SE1⁄4 of Sec 9-T21-R16, thence North along the West line of said S1⁄2 of the SE1⁄4 a distance of 630 feet; thence Southeasterly to a point on the South line of said S1⁄2 of the SE1⁄4, which point is 360 feet East of Point of Beginning; thence West to Point of Beginning, containing 2.6 acres, more or less.

The W1⁄2 of the NE1⁄4 of Sec 16-T21-R16. Said easement to be a strip one hundred eighty (180) feet in width being ninety (90) feet right and left of the following described center line: Beginning at a point on the North line of said W1⁄2 of the NE1⁄4, which point is 275 feet East of the NW Corner of said W1⁄2 of the NE1⁄4; thence Southeasterly to a point on the East line of said West1⁄2 of the NE1⁄4, which point is 1859 feet South of the NE Corner of said W1⁄2 of the NE1⁄4.

The SE1⁄4 of the NE1⁄4 of Sec 16-T21-R16. Said easement to be a strip one hundred (100) feet in width across the SE1⁄4 of the NE1⁄4 of Sec 16-T21-R16, being fifty (50) feet right and left of a line between a point on the West line of said SE1⁄4 of the NE1⁄4, which point is 532 feet South of the NW Corner of said SE1⁄4 of the NE1⁄4 and a point on the South line of said SE1⁄4 of the NE1⁄4, which point is 447 feet East of the SW Corner of said SE1⁄4 of the NE1⁄4, containing 1.75 acres, more or less.

The NE1⁄4 of the SE1⁄4 of Sec 16-T21-R16. Said easement to be a strip one hundred (100) feet in width, being fifty (50) feet right and left of the following described center line: Beginning at a point on the North line of said NE1⁄4 of the SE1⁄4, which point is 447 feet East of the NW Corner of said NE1⁄4 of the SE1⁄4; thence Southeasterly to a point on the South line of said NE1⁄4 of the SE1⁄4, which point is 125 feet West of the SE Corner of said NE1⁄4 of the SE1⁄4.

The SE1⁄4 of the SE1⁄4 of Sec 16-T21-R16. Said easement to be a strip one hundred (100) feet in width, being fifty (50) feet right and left of the following described center line: Beginning at a point on the North line of said SE1⁄4 of the SE1⁄4, which point is 125 feet West of the NE Corner of said SE1⁄4 of the SE1⁄4; thence Southeasterly to a point on the East line of said SE1⁄4 of the SE1⁄4, which point is 222 feet South of the NE Corner of said SE1⁄4 of the SE1⁄4.

The S1⁄2 of the SW1⁄4 of Sec 15-T21-R16. Said easement to be a strip one hundred (100) feet in width, being fifty (50) feet right and left of the following described center line: Beginning at a point on the West line of said S1⁄2 of the SW1⁄4, which point is 222 feet South of the NW Corner of said S1⁄2 of the SW1⁄4; thence Southeasterly to a point on the South line of said S1⁄2 of the SW1⁄4, which point is 623 feet East of the SW Corner of said S1⁄2 of the SW1⁄4.

The NW1⁄4, the NE1⁄4 of the SW1⁄4 and the SE1⁄4 of the SW1⁄4. A strip one hundred (100) feet in width across the NW1⁄4 of Sec 22-T21-R16, being fifty (50) feet right and left of a line between a point on the North line of said NW1⁄4 which point is 623 feet East of the NW Corner of said NW1⁄4 and a point on the South line of said NW1⁄4, which point is 535 feet West of the SEC or of said NW1⁄4. Also, a temporary easement fifteen (15) feet in width adjacent to each side of the above described easement. Said temporary easement is to expire upon completion of construction.

The S1⁄2 of the NW1⁄4 of the SE1⁄4 and the SW1⁄4 of the SE1⁄4 of Sec 22-T21-R16. A strip one hundred-forty (140) feet in width across the NE1⁄4 of the SW1⁄4 and the S1⁄2 of the NW1⁄4 of the SE1⁄4 of Sec 22-T21-R16, being seventy (70) feet right and left of a line between a point on the North line of said NE1⁄4 of the SW1⁄4, which point is 535 feet West of the NE Corner of said NE1⁄4 and a point on the South line of said S1⁄2 of the NW1⁄4 of the SE1⁄4, which point is 212 feet East of the SW Corner of said S1⁄2 of the NE1⁄4 of the SE1⁄4.

The NE1⁄4 of Sec 27-T21-R16. Said easement to be a strip one hundred (100) feet in width, being fifty (50) feet right and left of the following described center line: Beginning at a point on the North line of said NE1⁄4, which point is 958 feet East of the NW Corner of said NE1⁄4; thence Southeasterly to a point on the South line of said NE1⁄4, which point is 200 feet West of the SE Corner of said NE1⁄4.

The NE1⁄4 of the SE1⁄4 of Sec 27-T21-R16. Said easement to be described as follows: Beginning at the NE Corner of the NE1⁄4 of the SE1⁄4, thence South 460 feet, thence Northwesterly to a point on the North line of said NE1⁄4 of the SE1⁄4, which point is 265 feet West of the Point of Beginning; thence East 265 feet to Point of Beginning. Easement is to contain 1.39 acres, more or less. Also, a temporary construction easement for road on a strip 90 feet in width lying adjacent to the Westerly side of the above described easement and extending both Northwesterly and Southeasterly to the property lines.

The N1⁄2 of the SW1⁄4 of Sec 26-T21-R16. Said easement to be a strip one hundred (100) feet in width, being fifty (50) feet right and left of the following described center line: Beginning at a point on the West line of said N1⁄2 of the SW1⁄4, which point is 356 feet South of the NW Corner of said N1⁄2 of the SW1⁄4; thence Southeasterly to a point on the South line of said N1⁄2 of the SW1⁄4, which point is 545 feet East of the SW Corner of said N1⁄2 of the SW1⁄4.

The S1⁄2 of the SW1⁄4 of Sec 26-T21-R16. Said easement to be a strip one hundred (100) feet in width, being fifty (50) feet right and left of the following described center line: Beginning at a point on the North line of said S1⁄2 of the SW1⁄4, which point is 545 feet East of the NW Corner of said S1⁄2 of the SW1⁄4; thence Southeasterly to a point on the South line of said S1⁄2 of the SW1⁄4, which point is 1300 feet East of the SW Corner of said S1⁄2 of the SW1⁄4.

The N1⁄2 of the NW1⁄4 of Sec 35-T21-R16. A strip one hundred (100) feet in width across the N1⁄2 of the NW1⁄4 of Sec 35-T21-R16, being fifty (50) feet right and left of a line between a point on the North line of Schedule A – Tract B – continued

said N1⁄2 of the NW1⁄4, which point is 1300 feet East of the NW Corner of said N1⁄2 of the NW1⁄4 and a point on the South line of said N1⁄2 of the NW1⁄4, which point is 564 feet West of the SE Corner of said N1⁄2 of the NW1⁄4. Also, a temporary easement fifteen (15) feet in width adjacent to each side of the above described easement. Said temporary easement is to expire upon completion of construction.

The S1⁄2 of the NW1⁄4 of Sec 35-T21-R16. Said easement to be a strip one hundred (100) feet in width, being fifty (50) feet right and left of the following described center line: Beginning at a point on the North line of said S1⁄2 of the NW1⁄4, which point is 564 feet West of the NE Corner of said S1⁄2 of the NW1⁄4; thence with a bearing of South 31°52’21” East a distance of 543.71 feet to a point of curvature, thence Southeasterly 462.45 feet along a curve to the left with a radius of 1910.08 feet and a central angle of 13°52’18.5” to a point on the East line of said S1⁄2 of the NW1⁄4, which point is 475 feet North of the SE Corner of said S1⁄2 of the NW1⁄4.

The W1⁄2 of the NE1⁄4 of Sec 35-T21-R16. Said easement to be a strip one hundred (100) feet in width, being fifty (50) feet right and left of the following described center line: Beginning at a point on the West line of said W1⁄2 of the NE1⁄4, which point is 475 feet North of the SW Corner of said W1⁄2 of the NE1⁄4; thence Southeasterly along a curve to the left with a radius of 1910.08 feet and a degree of curvature of 3° to a point on the South line of said E1⁄2 of the NE1⁄4, which point is located 790 feet East of the SW Corner thereof. Said easement to contain approximately 2.07 acres, more or less.

The SE1⁄4 of Sec 35-T21-R16. Said easement to be: The North One hundred thirty-five (135) feet of the East Twenty-one hundred (2100) feet of the above described property.

The SW1⁄4 of Sec 36-T21-R16. Said easement to be: The North one hundred sixty-five (165) feet of the above described property.

The W1⁄2 of the NE1⁄4 and the NW1⁄4 of the SE1⁄4 of Sec 36-T21-R16. Said easement to be a strip one hundred sixty (160) feet in width, being eighty (80) feet right and left of the following described center line: Beginning at a point on the East line of said NW1⁄4 of the SE1⁄4, which point is 73 feet South of the NE Corner thereof, thence in a Westerly direction to a point which is six hundred seventy (670) feet West and seventy-four (74) feet South of the NE Corner thereof.

Also, a strip one hundred (100) feet in width, being fifty (50) feet right and left of the following described center line: Beginning at a point which is six hundred seventy (670) feet West and seventy-four (74) feet South of the NE Corner of said NW1⁄4 of the SE1⁄4, thence in a Westerly direction to a point on the West line of said NW1⁄4 of the SE1⁄4, which point is seventy-five (75) feet South of the NW Corner thereof.

Also, a temporary easement being thirty (30) feet in width lying North and adjacent to all that portion of the permanent easement which is one hundred feet in width and a temporary easement being thirty (30) feet in width lying South and adjacent to all that portion of the permanent easement width is one hundred (100) feet in width. Said temporary easement tis o expire upon completion of construction.

The NE1⁄4 of the SE1⁄4 and the E1⁄2 of the NE1⁄4 of Sec 36-T21-R16. Said easement to be the following described tract: Beginning at the NW Corner of said NE1⁄4 of the SE1⁄4, thence South along the West line Schedule A – Tract B – continued

of said NE1⁄4 of the SE1⁄4 a distance of 148.09 feet, thence East to a point on the East line of said NE1⁄4 of the SE1⁄4, which point is 120.975 feet South of the NE Corner of said NE1⁄4 of the SE1⁄4, thence North along the East line of said NE1⁄4 of the SE1⁄4 a distance of 100 feet, thence West to the NW Corner of said NE1⁄4 of the SE1⁄4, being the Point of Beginning. Also, a temporary construction easement lying Fifteen (15) feet North and fifteen (15) South and adjacent to the above tract describing the permanent easement.

The North Fifty-two (52) acres of the SW1⁄4 of Sec 31-T21-R17. Said easement to be: The North one hundred and twenty-one (121) feet of the within described property.

The South One hundred twenty (120) feet of the East three hundred sixty (360) feet of the SE1⁄4 of the NW1⁄4 of Sec 31-T21-R17.

The N1⁄2 of the SE1⁄4 of Sec 31-T21-R17. Said easement to be: The North one hundred thirty-one (131) feet of the within described property.

The W1⁄2 of the SW1⁄4 of Sec 32-T21-R173. Said easement to be: The North one hundred seventy-five (175) feet of the within described property.

The E1⁄2 of the SW1⁄4 of Sec 32-T21-R17. Said easement to be a strip one hundred twenty (120) feet in width, being sixty (60) feet right and left of the following described center line: Beginning at a point on the West line of said E1⁄2 of the SW1⁄4, which point is 105 feet South of the NW Corner of said E1⁄2 of the SW1⁄4, thence Easterly to a point on the East line of said E1⁄2 of the SW1⁄4, which point is 165 feet South of the NE Corner of said E1⁄2 of the SW1⁄4.

A strip one hundred forty (140) feet in width across the SE1⁄4 of Sec 32-T21-R17, being seventy (70) feet right and left of a line described as follows: Beginning at a point on the West line of said SE1⁄4 , which point is 165 feet South of the NW Corner of said SE1⁄4, thence with a bearing of S 89°13’50”E a distance of 2496.61 feet to a point of curvature, thence Southeasterly to a point of curvature, thence Southeasterly 162.17 feet along a curve to the right with a radius of 1910.08 feet and a central angle of 4°51’52” to a point on the East line of said SE1⁄4 which point is 292 feet South of the NE Corner of said SE1⁄4.

The SW1⁄4 of Sec 33-T21-R17. Said easement to be a strip one hundred (100) feet in width being fifty (50) feet right and left of the following described center line: Beginning at a point on the East line of said SW1⁄4, which point is 1272 feet South of the NE Corner of said SW1⁄4 thence with a bearing of N 70°06’12”W a distance of 2332.07 feet to a point of curvature, thence Northwesterly 475.47 feet along a curve to the left with a radius of 1910.08 feet and a central angle of 14°15’45.5” to a point on the West line of said SW1⁄4 which point is 292 feet South of the NW Corner of said SW1⁄4 of Sec 33.

The SE1⁄4 of Sec 33-T21-R17. Said easement to be a strip one hundred twenty (120) feet in width, being sixty (60) feet right and left of the following described center line: Beginning at a point on the West line of said SE1⁄4, which point is 1272 feet South of the NW Corner of said SE1⁄4, thence Southeasterly to a point on the East line of said SE1⁄4, which point is 333 feet North of the SE Corner of said SE1⁄4 of Sec 33.

The SW1⁄4 and the W1⁄2 of the SE1⁄4 of Sec 34-T21-R17. Said easement to be a strip one hundred sixty (160) feet in width being eighty (80) feet right and left of the following described center line: Beginning at a Schedule A – Tract B – continued

point on the West line of said SW1⁄4 , which point is 333 feet North of the SW Corner of said SW1⁄4, thence with a bearing of S70°06’12”E a distance of 111.35 feet to a point of curvature, thence 1118.67 feet Southeasterly along a curve to the left with a radius of 1910.08 feet and a central angle of 33°33’22” to a point of tangency, thence with a bearing of North 76°20’25.3” E a distance of 553.21 feet along the tangent line to a second point of curvature, thence 203.68 feet Northeasterly along a curve to the left with a radius of 1910.08 feet and a central angle of 6°6’34.8” to a point of tangency, thence with a bearing of N 70°13’50.5” E a distance of 309.61 feet along the tangent line to the center of a spur to be built 15 feet North of the existing Missouri Pacific Railroad, which corresponds to state plane coordinates N 561,211.01+/- and East 2,854,222.78+/-, also a temporary construction easement lying fifty (50) feet North of and adjacent to the North Right-of-Way line of the Missouri Pacific Railroad between the last above described point and the East line of said W1⁄2 of the SE1⁄4 of Sec 34.

Beginning at a point located 2224.1 feet East and 486.9 feet North of the SW Corner of Sec 34-T21-R17, thence N 72°02’48” E along and parallel to the North Right-of-Way line of the Missouri Pacific Railroad to a point a distance of 1357.54 feet, thence N 17°57’12” W to a point a distance of 24 feet, thence S 72°02’48” W to a point a distance of 1357.54 feet, thence S 17°57’12” E a distance of 24 feet to the Point of Beginning, said tract to contain .748 acres, more or less.

Tract C

The following properties, which are contained within the above perimeter description of Schedule A – Tract A, are held by way of an easement acquired by condemnation (Coffey County District Court Case # 12950 filed April 16, 1974) and are subject to certain rights of reversion:

The SE1⁄4 SW1⁄4 of Sec 35-T20-R15, and a tract beginning at the NW Corner of the S1⁄2 SE1⁄4 Sec 35-T20-R15; thence S 89°53’38” E 410.00 feet along the North line of the S1⁄2 of said quarter section; thence S 00°38’42” W 400 feet, parallel with the West line of said quarter section; thence S46°16’17” W 148.58 feet; thence N 89°53’38” W 303.79 feet to a point on the West line of said quarter section; thence N 00°38’42” E 502.91 feet to the Point of Beginning.

A tract in Sec 1-T21-R15 described as commencing at a point situated in the center of Wolf Creek about 41 rods (676.5 feet) West of the SE Corner of said Sec 1, thence West on said Section line to another point in the center of said Wolf Creek, thence down the center of said Creek to the Place of Beginning.

The E1⁄2 of the NW1⁄4, the E1⁄2 of the SW1⁄4, the NW1⁄4 of the SW1⁄4, the W1⁄2 of the NE1⁄4 and the NE1⁄4 of the NE1⁄4 of Sec 12-T21-R15, except that part of the N1⁄2 of the NE1⁄4 of Section 12 lying North of Wolf Creek.

The N1⁄2 of the SW1⁄4 of the NE1⁄4 and the SW1⁄4 of the SW1⁄4 of the NE1⁄4 of Sec 30-T21-R16.

The W1⁄2 of the NW1⁄4 of Sec 29, and the SE1⁄4 of the NE1⁄4 and the SE1⁄4 of the SW1⁄4 of the NE1⁄4 of Sec 30, all in T21-R16.

The N1⁄2 of the SE1⁄4 and the S1⁄2 of the SW1⁄4 of Sec 19-T21-R16, except a tract 16 rods x 20 rods (264’ x 330’) for a school located in the SE Corner thereof.

The SE1⁄4 of Sec 17-T21-R16.

The NE1⁄4 and N1⁄2 of the SE1⁄4 Sec 20-T21-R16.

Tract D

Legal descriptions of other lands or land rights to be held as jointly owned “Property” for operation of Wolf Creek Station. These Properties are Owned in Fee:

Township 20 South, Range 15 East

Section 24 - The S1⁄2 of the N1⁄2, the E1⁄2 of the SE1⁄4, the E1⁄2 of the W1⁄2 of the SE1⁄4.

Section 25 - The E1⁄2 of the NE1⁄4, the E1⁄2 of the W1⁄2 of the NE1⁄4, and the W1⁄2 of the SW1⁄4 of the NE1⁄4.

Section 26 - The W1⁄2 of the E1⁄2 of the NE1⁄4, and the E1⁄2 of the NE1⁄4 of the NE1⁄4.

Section 34 - The E1⁄2 of the SE1⁄4, except the E 720 feet thereof.

Section 36 - The NW1⁄4 of the NE1⁄4, and the SW1⁄4 of the SE1⁄4, and the NE1⁄4 of the SE1⁄4, and the W1⁄2 of the SE1⁄4 of the SE1⁄4, and the NE1⁄4 of the SW1⁄4 less flowage easement.

Township 20 South, Range 16 East.

Section 31 - The W1⁄2 of the Section, except the W1⁄2 of the SW1⁄4 of the SW1⁄4.

Township 21 South, Range 15 East.

Section 13 - The NW1⁄4, the NE1⁄4 of the SW1⁄4, and the NW1⁄4 of the SE1⁄4.

Section 14 - The NE1⁄4 of Section 14, except the NW1⁄4 of the NW1⁄4 of the NE1⁄4, and except the West 100 feet of the NE 1⁄4 of the NW1⁄4 of the NE1⁄4; also that part of the S1⁄2 of the N1⁄2 of the NW1⁄4 lying East of U.S. 75 Highway; also, a tract beginning at the intersection of the East Right-of-Way line of U.S. 75 highway and the North line of the South 1⁄2 of the NW1⁄4: thence East to the East line of said Quarter Section; thence South Eighty (80) rods; thence West One Hundred Sixty (160) rods; thence North Thirty-seven (37) rods and Twelve and one-half (12-1⁄2) feet; thence East to the East Right-of-Way line of U.S. 75 Highway; thence Northerly along said Right-of-Way line to Point of Beginning; ALSO, a tract commencing at the NW Corner of the SW1⁄4 of Sec 14; thence East One Hundred Sixty (160) rods; thence South Fifty-seven (57) rods; thence West to Neosho River; thence up said River to a point Ten (10) rods South of Beginning; thence North to Beginning; EXCEPT, land deeded for Highway purposes, all in Sec 14-T21-R15; AND EXCEPT, the following described tract, to-wit: Beginning at the SW Corner of the NW1⁄4 of Sec Schedule A – Tract D – continued

14-T21-R15, thence North thirty-seven (37) rods and twelve and one-half (12 1⁄2) feet; thence East to the West Right-of-Way line of U.S. Highway 75; thence Southerly along the Westerly Right-of-way line of said Highway to the Neosho River; thence up said River to a point Ten (10) rods South of Beginning; thence North to Beginning; containing Ten (10) acres, more or less; the last said tract being conveyed by deed dated August 8, 1975 to John A. Decker and Delores Decker, husband and wife.

Township 21 South, Range 16 East.

Section 5 - The N1⁄2 of the NW1⁄4.

Section 9 - The W1⁄2 of the NW1⁄4.

Section 17 – The SE1⁄4. (Deed 136/377-380, filed 10-24-79 at 4:55).

Section 20 – The NE1⁄4 and the N1⁄2 of the SE1⁄4. (Deed 136/377-380, filed 10-24-79 at 4:55).

Section 29 – The E 450 feet of NE1⁄4, West of right-of-way on Federal Aid Secondary Highway 10; LESS, a tract commencing 352.45 feet North and 125 feet West of the SE corner of the NE1⁄4 (Point of Beginning); thence West 314.46 feet; thence North 495 feet; thence east 210 feet; thence Southerly to the Point of beginning.

Section 34 - The E1⁄2 of the NW1⁄4; LESS, a tract beginning at the NW Corner of said E1⁄2 NW1⁄4; thence South to Long Creek; thence up Long Creek at low-water mark in a Northeasterly direction to the Section line; thence due West to the Place of Beginning.

Township 21 South, Range 17 East.

Section 31 – All that part of the North fifty-two (52) acres of SW1⁄4, East of the center of Crooked Creek; subject to Railroad Right of Way Easement in favor of Kansas Gas & Electric Company along the N 121 feet .

Lot 1, Block A, Skillmans’s Addition to New Strawn, Kansas, Township

A tract beginning 150 feet S of the NW corner, Lot 1, Block A, Skillman’s Addition to New Strawn; thence S 250 feet; East 400 feet; North 250 feet; West 400 feet.

Tract E

Easements:

Sec 29-T21-R16: Flowage easement held by Kansas Gas and Electric Company on the NW diagonal 1⁄2 of the NW1⁄4 of the SE1⁄4.

Sec 9-T21-R16: Flowage easement held by Kansas Gas and Electric Company on the E1⁄2 of the NW1⁄4.

Sec 10-T21-R15: A tract of land in the NW1⁄4 of Sec 10-T21-R15, Coffey County, Kansas; said tract more particularly described as commencing at a Point on the East line of said NW1⁄4; said Point being 614.17 feet South of the NE Corner thereof; thence West 1799.57 feet to a Point, said Point being the Point of Beginning; thence S 65°46’03” W 70.00 feet; thence N 24°13’56” W 473.25 feet; thence N 65°37’57” E, 70.00 feet; thence S 24°13’58” E 473.41 feet, more or less, to a Point of Beginning. Containing 0.75 acres, more or less.

Sec 10-T21-R15: A strip, piece, or parcel of land 1947.80 feet in length and 25.00 feet in width, lying in the NW1⁄4 of Sec 10-T21-R15, Coffey County, Kansas, the centerline described as beginning at a Point on the East line of said NW1⁄4, said Point being 103.27 feet South of the NE Corner thereof; thence S 88°36’38” W 219.82 feet; thence S 44°58’48” W 947.64 feet; thence S 83°58’52” W 780.34 feet to the Point of Termination. Containing 1.88 acres, more or less.

Sec 10-T21-R15: Beginning at a point on the West line of the N1⁄2 of the NE1⁄4 of Sec 10-T21-R15, which point is 25 feet South of the NW Corner of said NE1⁄4; thence East along the South Right-of-Way line of the public road to the East line of said NE1⁄4; thence South 113 feet; thence West to a Point on the West line of said NE1⁄4, which Point is 135 feet South of Point of Beginning; thence North to Point of Beginning.

Sec 11-T21-R15: The South Sixty (60) feet of the North One Hundred Ten (110) feet of the NW1⁄4, being the North Sixty (60) feet of Lot 1 and Lots 23 through 31 inclusive, as shown on the recorded plat of said property.

Sec 11-T21-R15: The South 135 feet of the North 160 feet of the West 1950 feet of the N1⁄2 of the NE1⁄4; together with the rights of ingress and egress to and from the same.

Sec 31-T21-R14: A flowage easement on the North 52 acres of the SW1⁄4 lying West of Crooked Creek, Coffey County, Kansas. (Misc. V, 195-196)

2.	FORD COUNTY AND HODGEMAN COUNTY, KANSAS

A.	Spearville Wind Energy Facility

Rights of the Company in and to the following described real estate

A TRACT OF LAND PREVIOUSLY IDENTIFIED AS 1B20, COMPRISED OF:

That part of the Northeast Quarter of Section 20, Township 25 South, Range 22 West of the 6th Principal Meridian, Ford County, Kansas, described as follows:

Commencing at the Northeast corner of said Section 20; thence on the assumed bearing basis of South 01 degrees 01’ 30” West, along the East line of said Northeast Quarter for a distance of 471.00 feet to the point of beginning of the tract to be described; thence continuing on said bearing South 01 degrees 01’30” West along said East line, for a distance of 992.79 Feet to the Northeast corner of a tract originally conveyed in Deed Book 174 at Pages 195-196 of the Ford County Register of Deeds records; thence on a bearing of South 89 degrees 36’32” West, along the north line of said tract for a distance of 490.70 feet; thence on a bearing of North 01 degrees 01’30” East for a distance of 983.92 feet; thence on a bearing of North 88 degrees 34’24” East, along a line that is 2 feet South of the South fence of the Silent Land Cemetery, for a distance of 491.00 feet to the Point of Beginning. Containing 11.13 Acres inclusive of County Road Right-of-Way, subject to an ingress, egress and utility easement across the North 50 feet of the above described tract.

Together with such rights of the Company in and to easements upon the following described real estate:

THE FOLLOWING TRACTS, PREVIOUSLY IDENTIFIED AS 1B17, COMPRISED OF:

The Northeast Quarter (NE/4) of Section Fourteen (14), Township Twenty-Five (25) South, Range Twenty-Two (22) West of the Sixth (6th) P.M. in Ford County, Kansas.

The Northwest Quarter (NW/4) of Section Thirteen, Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas.

Northwest Quarter (NW/4) of Section Twenty (20), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M., Ford County, Kansas

THE FOLLOWING TRACT, PREVIOUSLY IDENTIFIED AS 1B16, COMPRISED OF:

The Northeast Quarter (NE/4) of Section Seventeen (17), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas.

THE FOLLOWING TRACTS, PREVIOUSLY IDENTIFIED AS 1B15, COMPRISED OF:

Southeast Quarter of the Southwest Quarter (SE/4 of SW/4); Southeast Quarter of Northwest Quarter of Southeast Quarter (SE/4 of NW/4 of SE/4); Northwest Quarter of Southeast Quarter (NW/4 of SE/4) and all of the Southwest Quarter (SW/4), except the Southeast Quarter of the Southwest Quarter (SE/4 of SW/4) all in Section Two (2), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M., Ford County, Kansas.

East Half (E/2) of Section Nine (9), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M., Ford County, Kansas.

South Half (S/2) of Section Ten (10), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M., Ford County, Kansas.

THE FOLLOWING TRACTS, PREVIOUSLY IDENTIFIED AS 1B13, COMPRISED OF:

The South Half (S/2) of Section Twenty (20), Township Twenty-four (24) South, Range Twenty-two (22) West of the 6th P.M., Hodgeman County, Kansas, except for a one-half (1/2) mineral interest previously conveyed to third parties.

The Southeast Quarter (SE/4) of Section Seventeen (17), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas

THE FOLLOWING TRACTS, PREVIOUSLY IDENTIFIED AS 1B12, COMPRISED OF:

All of Section Eight, Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas.

West half (W/2) of Section Nine (9), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M., Ford County, Kansas.

Northwest Quarter (NW/4) of Section Sixteen (16), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M., Ford County, Kansas

Southwest Quarter (SW/4) of Section Seventeen (17), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M., Ford County, Kansas.

Northeast Quarter (NE/4), Section Seven (7), Township Twenty-Five (25) South, Range Twenty-Two (22) West of the Sixth (6th) PM, Ford County, Kansas.

THE FOLLOWING TRACTS, PREVIOUSLY IDENTIFIED AS 1B11, COMPRISED OF:

All of Section Eleven (11), Township Twenty-Five (25) South, Range Twenty-Three (23) West of the Sixth (6th) P.M., Ford County, Kansas.

The Northeast Quarter of the Southeast Quarter (NE/4 of SE/4) AND the South Half of the Southeast Quarter (S/2 of SE/4) of Section 19, Township 25 South, Range 22 West of the 6th P.M., Ford County, Kansas, EXCEPT a tract of land in the Southeast Corner of the Southeast Quarter (SE/4) of said Section 19 being more fully described by metes and bounds as follows: Commencing at the Southeast corner of Section 19, Township 25 South, Range 22 West of the 6th P.M., said point being the True Point of Beginning; thence on an assumed bearing at N 00°00’00” East, a distance of 620.00 feet along the East line of Said Section 19; thence on a bearing of S 89°27’44” West, more or less, being parallel to the South line of said Section 19, a distance of 570.00 feet; thence on a bearing of S 00°00’00” West, parallel to the East line of said Section 19, a distance of 620.00 feet to the South line of said Section 19; thence on a bearing of N 89°27’44” East, more or less, a distance of 570.00 feet along the South line of said Section 19 to the Point of Beginning.

The East Half (E/2) of Section Fourteen (14), Township Twenty-five (25) South, Range Twenty-three (23) West of the 6th P.M. in Ford County, Kansas.

The West Half (W/2) of Section Fourteen (14), Township Twenty-five (25) South, Range Twenty-three (23) West of the 6th P.M. in Ford County, Kansas.

The Northeast Quarter (NE/4) and the Northwest Quarter of the Southeast Quarter (NW/4 SE/4) of Section Nineteen (19), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M., in Ford County, Kansas.

THE FOLLOWING TRACTS, PREVIOUSLY IDENTIFIED AS 1B10, COMPRISED OF:

The Southwest Quarter (SW/4) of Section Thirteen (13), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. less and except a tract of land in the Southwest Quarter (SW/4) of Section 13, Township 25 South, Range 22 West of the 6th P.M., Ford County, Kansas, described as beginning at a point on the West line of said SW/4, which is 865.32 feet North of the Southwest corner of said SW/4; thence North along the West line of said SW/4, a distance of 624.0 feet; thence to the right 90°00’ and East, a distance of 210.0 feet; thence to the right 90°00’ and South, a distance of 624.0 feet; thence to the right 90°00’ and West, 210.0 feet, to the point of beginning.

West half (W/2) of Section Fifteen (15), Township Twenty-Five (25) South, Range Twenty-two (22) West of the Sixth (6th) P.M., Ford County, Kansas

THE FOLLOWING TRACT, PREVIOUSLY IDENTIFIED AS 1B7, COMPRISED OF:

The East half of Section Sixteen (16), Township Twenty-five (25), South, Range Twenty-two (22) West of the 6th P.M., Ford County, Kansas, EXCEPT a tract of land in the SE/4 of Section 16-25S-22W described as follows: Commencing at the South Quarter Corner of Section 16, Township 25 South, Range 22 West of the 6th P.M. in Ford County, Kansas; thence on an assumed bearing of N90°00’00” E, a distance of 974.60 feet along the South Line of the Southeast Quarter of said Section 16 to the point of beginning; thence continuing on a bearing of N 90°00’00”E, a distance of 290.00 feet along said South line of said Southeast Quarter; thence on a bearing of N0°00’00”W, a distance of 310.00 feet; thence on bearing of S90°00’00”W, a distance of 290.00 feet; thence on a bearing of S0°00’00” E, a distance of 310 feet to the point of beginning.

THE FOLLOWING TRACT, PREVIOUSLY IDENTIFIED AS 1B8, COMPRISED OF:

The South Half of the Northeast Quarter (S/2 NE/4) of Section Eighteen (18), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas.

THE FOLLOWING TRACTS, PREVIOUSLY IDENTIFIED AS 1B6, COMPRISED OF:

The West Half of the Southwest Quarter (W/2 of SW/4) and the West Half of the East Half of the Southwest Quarter (W/2 of E/2 of SW/4) of Section Twenty-eight (28), Township Twenty-four (24) South, Range Twenty-two (22) West of the 6th P.M. in Hodgeman County, Kansas

The Southwest Quarter (SW/4) of Section Sixteen (16), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas, EXCEPT the following described tract of land: That part of the Southwest Quarter (SW/4) described as follows: Beginning at the Southwest Corner of said Southwest Quarter, thence on the previously assumed bearing of North 1°04’47” West, along the West line of the Southwest Quarter (SW/4) for a distance of 220.71 feet; thence North 88°38’41” East for a distance of 521.78 feet; thence South 1°04’47” East for a distance of 220.71 feet to the South line of the Southwest Quarter (SW/4); thence South 88°38’41” West, along said South line for a distance of 521.78 feet to the point of beginning.

THE FOLLOWING TRACTS, PREVIOUSLY IDENTIFIED AS 1B5, COMPRISED OF:

Lots One (1) and Two (2) and the South Half of the Northeast Quarter (S/2 NE/4) of Section Six (6), Township Twenty-Five (25) South, Range Twenty-two (22) West of the 6th P.M. and the Southeast Quarter (SE/4) of Section Six (6), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas.

The Northwest Quarter (NW/4) of Section Seven (7), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas.

The Southwest Quarter (SW/4) of Section Eighteen (18), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas.

The Southwest Quarter (SW/4) of Section Twenty (20), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas.

THE FOLLOWING TRACT, PREVIOUSLY IDENTIFIED AS 1B4, COMPRISED OF:

The Southeast Quarter (SE/4) of Section Eighteen (18), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas.

THE FOLLOWING TRACTS, PREVIOUSLY IDENTIFIED AS 1B3, COMPRISED OF:

The Southeast Quarter (SE/4) and the Southwest Quarter of the Northeast Quarter (SW/4 NE/4) of Section Twenty-five (25), Township Twenty-five (25) South, Range Twenty-three (23) West of the 6th P.M. in Ford County, Kansas.

Lots 1 & 2 and the East half of the Northwest Quarter (E/2 NW/4) (Also known as the NW/4) of Section Thirty (30), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M., Ford County, Kansas

Lot 3 and the NE/4SW/4 (Also known as the N/2 SW/4) of Section Thirty (30), Township Twenty-five (25) South, Range Twenty-two (22) West of the Sixth P.M., Ford County, Kansas.

The Southeast Quarter (SE/4) lying North of the highway in Section Thirty (30), Township Twenty-five (25), South, Range Twenty-two (22) West of the Sixth P.M., Ford County, Kansas.

The Portion of Lots 1 & 2 and the East Half of the West Half (E/2W/2) lying north of the highway in Section 31, Township 25 South, Range 22 West of the 6th P.M., Ford County, Kansas

THE FOLLOWING TRACTS, PREVIOUSLY IDENTIFIED AS 1B1, COMPRISED OF:

The Northeast Quarter (NE/4) of Section Thirty (30), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas

The South Half (S/2) of Lots Three (3) and Four (4) in Section Four (4), Township Twenty-six (26) South, Range Twenty-three (23) West of the 6th P.M. in Ford County, Kansas.

A tract of land in the North Half (N/2) of Section Twenty-nine (29), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M., described as follows: Commencing at a point on the extended West side of Main Street in the City of Spearville, Kansas, where it intersects Highway 50 South; thence Northwesterly along the extended West line of Main Street 917.5 feet to the North line of Section 29, Township 25 South, Range 22 West of the 6th P.M.; thence West on the North line of said Section 29, a distance of 1,538.5 feet; thence South at right angles 2,570 feet to the North line of said Highway 50 South; thence running Northeasterly along said Highway right-of-way 2,711 feet to the point of beginning.

West Ninety (90) rods of the West Half (W/2) of Section Twenty-nine (29), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. lying North of the A.T.&S.F. Railroad right of way.

THE FOLLOWING TRACTS, PREVIOUSLY IDENTIFIED AS 1B19, COMPRISED OF:

The Northwest Quarter (NW/4) of Section Eighteen (18), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas.

The North East Quarter of the North East Quarter (NE/4 of the NE/4) of Section thirteen (13), Township Twenty-Five South (25S), Range Twenty-Three (23), West of the Sixth (6th) P.M., Ford County, Kansas.

T THE FOLLOWING TRACTS, PREVIOUSLY IDENTIFIED AS 1B18, COMPRISED OF:

Northwest Quarter (NW/4) of Section Seventeen (17), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M., Ford County, Kansas.

The Northwest Quarter of the Northeast Quarter (NW/4 NE/4) of Section Eighteen (18), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas.

THE FOLLOWING TRACT, PREVIOUSLY IDENTIFIED AS 1B14, COMPRISED OF:

The West Half (W/2) of Section Nineteen (19), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas.

THE FOLLOWING TRACTS, PREVIOUSLY IDENTIFIED AS 1B2, COMPRISED OF:

The Northeast Quarter of the Northeast Quarter (NE/4 NE/4) of Section Eighteen (18), Township Twenty-five (25) South, Range Twenty-two (22) West of the 6th P.M. in Ford County, Kansas.

Lot 1, Block 1, Asher Fields Subdivision, Ford County, Kansas, less and except the following described tract:

A portion of the Northeast Quarter NE(/4) of Section 20, Township 25 South, Range 22 West of the 6th P.M., and being a portion of Lot 1, Block 1, Asher Fields Subdivision, County of Ford, State of Kansas, being more particularly described as follows:

Considering the South line of the Northeast Quarter (NE/4) of said Section 20, being also the South line of Asher Fields Subdivision, to bear an assumed bearing of South 89°37’11” West with all bearings contained herein relative thereto: Commencing at the East Quarter corner of said Section 20; thence along the South line of the Northeast Quarter (NE/4) of said Section 20, being also the South line of Asher Fields Subdivision, South 89°37’11” West 1200.00 feet to the Southwest corner of Lot 4, Block 1, Asher Fields Subdivision said point being also the point of BEGINNING; thence continuing along said South line, South 89°37’11” West 570.00 feet; thence North 01°01’30” East 1101.54 feet; thence North 54°03’51” East 169.27 feet; thence North 89°37’11” East 434.70 feet to the Northwest corner of Lot 4, Block 1, Asher Fields Subdivision; thence along the West line of said Lot 4, South 01°01’30” west 1200.00 feet to the point of beginning.

THE FOLLOWING TRACT, PREVIOUSLY IDENTIFIED AS 1B9, COMPRISED OF:

Southwest Quarter (SW/4) of Section Fifteen (15), Township Twenty-Five (25) South, Range Twenty-Three (23) West of the Sixth (6th) P.M., Ford County, Kansas.

3.	JOHNSON COUNTY, KANSAS

A.	Southland Service Center

All that part of the Northeast Quarter of Section 7, Township 15 South, Range 25 East, in Johnson County, Kansas, being more particularly described as follows: Commencing at the Southwest corner of said Northeast Quarter; thence North 2 degrees 14 minutes 25 seconds West along the West line of said Northeast Quarter, a distance of 1284.44 feet to the Point of Beginning of the tract of land to be herein described; thence North 88 degrees 16 minutes 45 seconds East, a distance of 1108.72 feet; thence North 33 degrees 14 minutes 19 seconds East, a distance of 215.41 feet to the Southerly prolongation of the West right of way line of Newton Street as established by a Document recorded in Book 4468 at Page 802; thence along said Southerly prolongation and along said West right of way line North 46 degrees 43 minutes 13 seconds West, a distance of 495.71 feet; thence continuing along said West right of way line along a curve to the right tangent to the last described course, having a radius of 560.00 feet, a central angle of 45 degrees 00 minutes 00 seconds, an arc length of 439.82 feet; thence North 1 degrees 43 minutes

13 seconds West continuing along said West right of way line, a distance of 361.89 feet to the South right of way line of 199th Street as established by a Document recorded in Book 200605 at Page 003181; thence South 88 degrees 16 minutes 47 seconds West along said South right of way line, a distance of 614.56 feet to the East right of way line of 69 Highway, as established by Court Case No. 33993, recorded in Miscellaneous Book 169 at Page 594; thence South 14 degrees 14 minutes 05 seconds West, along said East right of way line, a distance of 404.46 feet to a point on the West line of said Northeast Quarter; thence South 2 degrees 14 minutes 25 seconds East along said West line, a distance of 896.10 feet to the Point of Beginning, subject to that part, if any, in streets, roadways, highways or other public right-of-ways.

B.	Johnson County Service Center

PARCEL A: A tract of land in the Southwest Quarter of Section 8, Township 13, Range 24, in the City of Lenexa, Johnson County, Kansas, more particularly described as follows:

Commencing at the Northwest corner of the Southwest Quarter of said Section 8; thence North 87 degrees 59 minutes 26 seconds East, along the North line of said Southwest Quarter, a distance of 1420.67 feet; thence South 02 degrees 22 minutes 54 seconds East, a distance of 640.66 feet, to a point on the South right-of-way line of 108th Street, as now established, and to the Point of Beginning; thence Easterly, along said Southerly right-of-way line, and along a curve to the right, having a radius of 970.00 feet, a central angle of 14 degrees 26 minutes 32 seconds, and whose initial tangent bearing is North 73 degrees 32 minutes 54 seconds East, a distance of 244.51 feet, to a point of tangency; thence North 87 degrees 59 minutes 26 seconds East, continuing along said Southerly right-of-way line, a distance of 683.09 feet; thence South 02 degrees 13 minutes 25 seconds East, departing said Southerly right-of-way line, a distance of 591.18 feet (measured), 591.06 feet (deed); thence North 85 degrees 47 minutes 55 seconds West, a distance of 36.36 feet; thence North 80 degrees 19 minutes 42 seconds West, a distance of 524.68 feet; thence South 69 degrees 57 minutes 15 seconds West, a distance of 323.32 feet; thence South 54 degrees 10 minutes 20 seconds West, a distance of 12.10 feet; thence North 30 degrees 49 minutes 11 seconds West, a distance of 193.50 feet; thence North 06 degrees 09 minutes 30 seconds East, a distance of 65.22 feet; thence Westerly, along a curve to the right, having a radius of 163.70 feet, a central angle of 05 degrees 15 minutes 27 seconds, and whose initial tangent bearing is North 83 degrees 50 minutes 30 seconds West, a distance of 15.02 feet; thence South 06 degrees 09 minutes 30 seconds West, a distance of 65.53 feet; thence South 59 degrees 10 minutes 49 seconds West, a distance of 184.25 feet; thence North 30 degrees 49 minutes 11 seconds West, a distance of 344.55 feet (measured), 344.05 feet (deed), to a point on the Southerly right-of-way line of said 108th Street; thence North 59 degrees 10 minutes 49 seconds East, along said Southerly right-of-way line, a distance of 171.44 feet, to a point of curvature; thence Easterly, continuing along said Southerly right-of-way line, and along a curve to the right, having a radius of 970.00 feet, and a central angle of 14 degrees 22 minutes 05 seconds, a distance of 243.25 feet, to the point of beginning, EXCEPT that part in road.

PARCEL B: A tract of land located in and being a part of the southwest Quarter of Section 8, Township 13, Range 24, in the City of Lenexa, Johnson County, Kansas, more particularly described as follows:

Commencing at the Northwest corner of the Southwest Quarter of said Section 8; thence North 87 degrees 59 minutes 26 seconds East, along the North line of said Southeast Quarter, a distance of 1420.67 feet; thence South 02 degrees 22 minutes 54 seconds East, a distance of 1094.55 feet; thence North 30 degrees 49 minutes 11 seconds West a distance of 75.59 feet to the True Point of Beginning; thence North 06 degrees 09 minutes 30 seconds East, a distance of 65.22 feet; thence Westerly, along a curve to the left having a radius of 163.70 feet, a central angle of 05 degrees 15 minutes 27 seconds and whose initial tangent bearing North 83 degrees 50 minutes 30 seconds West, a distance of 15.02 feet; thence South 06 degrees 09 minutes 30 seconds West, a distance of 65.33 feet; thence North 59 degrees 10 minutes 49 seconds East, a distance of 11.75 feet; thence South 30 degrees 49 minutes 11 seconds East, a distance of 9.32 feet to the point of beginning, subject to that part, if any, in streets, roadways, highways or other public right-of-ways, and subject to the effect of that error in the legal description in the Kansas General Warranty Deed from Zumbehl Family Limited Partnership to Kansas City Power & Light Company dated July 7, 2003 and recorded July 7, 2003 as Instrument No. 3662450 in Book 9195 at Page 849.

C.	West Gardner Substation and Combustion Turbines

TRACT I:

The North Half of the Southeast Quarter of Section 32, Township 14, Range 22, Johnson County, Kansas, subject to that part, if any, in streets, roadways, highways or other public right-of-ways.

EXCEPT the North 27 rods (445.5 feet) of the West 12 rods (198 feet) thereof.

AND EXCEPT Beginning on the West line of the Southeast Quarter of Section 32, Township 14, Range 22, at a point 397.50 feet South of the Northwest corner thereof; thence South along said West line a distance of 48 feet; thence South 89 degrees 55 minutes 45 seconds East, a distance of 218 feet; thence North 0 degrees 36 minutes 41 seconds West, a distance of 48 feet; thence North 89 degrees 55 minutes 45 seconds West, a distance of 218 feet, to the point of beginning, EXCEPT that part of subject property described as and being a part of the North 27 rods (445.5 feet) of the West 12 rods (198 feet) thereof.

AND EXCEPT Beginning on the North line of the Southeast Quarter of Section 32, Township 14, Range 22, Johnson County, Kansas, at a point 198 feet East of the West line of said Section; thence South 89 degrees 55 minutes 45 seconds East along said North line a distance of 24 feet; thence South 00 degrees 36 minutes 41 seconds East, a distance of 397.50 feet; thence North 89 degrees 55 minutes 45 seconds West, a distance of 24 feet; thence North 00 degrees 36 minutes 41 seconds West, a distance of 397.50 feet to the point of beginning.

TRACT II:

The part of the Northwest Quarter of the Southwest Quarter of Section 33, Township 14 South, Range 22 East, of the 6th P.M., in Johnson County, Kansas, lying West of the existing fence line and more particularly described as follows: Commencing at the West Quarter corner of Section 33, Township 14 South, Range 22 East; thence South 00 degrees 02 minutes 04 seconds East, along the West line of the Northwest Quarter of the Southwest Quarter of Section 33, a distance of 196.00 feet to the point of beginning; thence following the existing fence line, the following 14 courses; thence South 21 degrees 51 minutes 03 seconds East, 21.55 feet; thence South 85 degrees 47 minutes 21 seconds East 29.69 feet; thence South 15 degrees 17 minutes 19 seconds East 91.21 feet; thence South 06 degrees 50 minutes 34 seconds East 67.48 feet; thence South 00 degrees 46 minutes 13 seconds West 71.41 feet; thence South 03 degrees 34 minutes 03 seconds East 48.69 feet; thence South 02 degrees 48 minutes 19 seconds West 20.02 feet; thence South 06 degrees 33 minutes 37 seconds West 26.17 feet; thence South 15 degrees 54 minutes 27 seconds West 14.55 feet; thence South 09 degrees 33 minutes 34 seconds West 213.65 feet; thence South 00 degrees 30 minutes 16 seconds East 244.21 feet; thence South 00 degrees 23 minutes 41 seconds West 133.50 feet; thence South 00 degrees 45 minutes 37 seconds West 159.01 feet; thence South 14 degrees 08 minutes 19 seconds West 28.61 feet, to the South line of the Northwest Quarter of the Southwest Quarter of Section 33; thence North 89 degrees 20 minutes 57 seconds West, along that South line, a distance of 19.79 feet to the Southwest corner of the Northwest Quarter of the Southwest Quarter of Section 33; thence North 00 degrees 02 minutes 04 seconds West along the West line of the Northwest Quarter of the Southwest Quarter of Section 33, a distance of 1132.06 feet to the point of beginning.

4.	LINN COUNTY AND MIAMI COUNTY, KANSAS

A.	Paola Service Center

All of Block Forty-Two (42) in the City of Paola, Miami County, Kansas, including vacated alley.

Lots One (1), Two (2), Three (3), Four (4) and Five (5), in Block Forty-One (41) in the City of Paola, Miami County, Kansas, as shown on the recorded plat thereof.

Lots Six (6), Seven (7), Eight (8), Nine (9) and Ten (10), in Block Forty-One (41) in the City of Paola, Miami County, Kansas; and Also commencing at the Southeast corner of Block 41, in the City of Paola, Miami County, Kansas, thence in a Southwesterly direction along the West line of Silver Street 39 feet, thence West 275 feet, thence in a Northeasterly direction 39 feet to the Southwest corner of Block 41, thence East along the South line thereof to the place of beginning, all in the City of Paola, Miami County, Kansas.

ALSO vacated Osage Street lying between Silver Street and Gold Street and vacated alley in Block 41, City of Paola, Miami County, Kansas.

B.	La Cygne Generating Station

An undivided one half interest in and to the following described real estate subject to that certain April 19, 1971 Ownership Agreement between Kansas City Power & Light Company and Kansas Gas and Electric Company recorded at the Offices of the Registers of Deeds in Linn and Miami Counties at Book No. MS 20, Page 187 and Book 233, Page 77, respectively:

Beginning at the Northwest corner of fractional Section 2, Township 20 South, Range 25 East, Linn County, Kansas, said point being the point of beginning;

Thence North 87°42’44” East for a distance of 984 feet to a point;

Thence South 2°17’16” East for a distance of 48 feet to a point;

Thence South 69°52’44” West to a point;

Thence South 49°05’14” West to a point in the East line of Section 3, Township 20 South,

Range 25 East, which point is 455 feet South of the Northeast corner of said Section 3 and 455 feet South of the Northwest corner of said fractional Section 2, measured along the East line of said Section 3;

Thence Southerly along the East line of said Section 3 to the Southeast corner of the Northeast Quarter of said Section 3;

Thence Westerly along the South line of the Northeast Quarter of said Section 3 to the Northeast corner of the Southwest Quarter of said Section 3;

Thence Southerly along the East line of the Southwest Quarter of said Section 3 to a point which lies two rods North, measured along said East line of the southwest Quarter of said Section 3 of the South line of the Northeast Quarter of the Southwest Quarter of said Section 3;

Thence Westerly parallel with the South line of said Northeast Quarter of the Southwest Quarter of Section 3, a distance of 22 rods;

Thence Southerly parallel with the East line of the Northeast Quarter of the Southwest Quarter of said Section 3, a distance of two rods;

Thence Westerly along the South line of the North half of the Southwest Quarter of said Section 3 to the East line of Section 4, Township 20 South, Range 25 East;

Thence Southerly along the East line of Section 4 to the southeast corner of said Section 4;

Thence Westerly along the South line of said Section 4 to the West line of the Southeast Quarter of the Southwest Quarter of said Section 4;

Thence Northerly along the West line of the Southeast Quarter of the southwest Quarter of said Section 4 to the Southeast corner of the Northwest Quarter of the Southwest Quarter of said Section 4;

Thence Westerly along the South line of the Northwest Quarter of the Southwest Quarter of said Section 4 to the East line of Section 5, Township 20 South, Range 25 East, and continuing Westerly along the South line of the Northeast Quarter of the Southeast Quarter of said Section 5 to the West line of the Northeast Quarter of the Southeast Quarter of said Section 5;

Thence Northerly along the West line of the Northeast Quarter of the Southeast Quarter of said Section 5 to the South line of the Northeast Quarter of said Section 5;

Thence Westerly along the South line of the Northeast Quarter of Section 5 to the West line of the Northeast Quarter of said Section 5;

Thence Northerly along the Westerly line of the Northeast Quarter of said Section 5 to the southerly line of the Northeast Quarter of the Northwest Quarter of said Section 5;

Thence Westerly along the South line of the Northeast Quarter of the Northwest Quarter of Section 5 to the West line of the Northeast Quarter of the Northwest Quarter of said Section 5;

Thence Northerly along the West line of the Northeast Quarter of the Northwest Quarter of Section 5 to the South line of Section 32, Township 19 South, Range 25;

Thence Westerly along the South line of said Section 32 to a point which is 45.32 rods East of the West line of said section 32, measured along the South line of said Section 32;

Thence Northerly parallel with the West line of said Section 32, a distance of 1,000 feet to a point;

Thence Westerly parallel with the south line of said Section 32 to the West line of said Section 32;

Thence Northerly along the West line of Section 32 to the Southwest corner of Section 29, Township 19 South, Range 25 East, and continuing Northerly along the West line of said Section 29 to the North line of the South half of the Southwest Quarter of said Section 29;

Thence Easterly along the North line of the South half of the Southwest Quarter of Section 29 to the North-South center line of Section 29;

Thence Northerly along the North-South center line of Section 29 to the South line of Section 20, Township 19 South, Range 25 East, and continuing Northerly along the North-South center line of said Section 20 to the Southeast corner of the Northwest Quarter of said Section 20;

Thence Westerly along the South line of the Northwest Quarter of Section 20 to the West line of the Northwest Quarter of said Section 20;

Thence Northerly along the West line of the Northwest Quarter of said Section 20 to a point which is 330 feet South of the NW corner of the Northwest Quarter of said Section 20, measured along the Westerly line of said Northwest Quarter of Section 20;

Thence Westerly parallel with the North line of the Northeast Quarter of the Northeast Quarter of Section 19, Township 19 South, Range 25 East, a distance of 200 feet;

Thence Northerly parallel with the East line of the Northeast Quarter of the Northeast Quarter of Section 19 to a point on the North line of said Section 19 (all of the foregoing being in Linn County, Kansas), said point also being the South line of Section 18, Township 19 South, Range 25 East, Miami County, Kansas;

Thence Northerly with the East line of the Southeast Quarter of said Section 18, a distance of 270 feet;

Thence Northerly to a point which is 550 feet North of the Southerly line and 95 feet West of the Easterly line of the Southeast Quarter of the Southeast Quarter of said Section 18;

Thence Easterly parallel with the South line of the Southeast Quarter of the Southeast Quarter of said Section 18, a distance of 95 feet to the East line of the Southeast Quarter of the Southeast Quarter of said Section 18, and continuing East parallel with the South line of Section 17, Township 19 South, Range 25 East, a distance of 325 feet;

Thence Northerly parallel with the West line of said Section 17, a distance of 905 feet;

Thence Easterly parallel with the South line of said Section 17, a distance of 390 feet;

Thence Southeasterly to a point which is 580 feet North of the South line, and 155 feet West of the East line, of the West half of the Southwest Quarter of said Section 17;

Thence Easterly parallel with the south line of said Section 17 to a point in the West line of the East half of the Southwest Quarter of said Section 17;

Thence Northerly along the West line of the East half of the Southwest Quarter of Section 17 to the North line of the South half of said Section 17;

Thence Easterly along the North line of the South half of Section 17 to a point which is 77 rods West of the East line of the Southwest Quarter of the Northeast Quarter of Section 17 measured along the North line of the South half of said Section 17;

Thence Northerly a distance of 16.315 rods;

Thence Easterly a distance of 7.267 rods;

Thence North 58°49’39.8” East, a distance of 81.5 rods to a point in the West line of the Southeast Quarter of the Northeast Quarter of said Section 17, which point is 58.5 rods North of the Southeast corner of the Southwest Quarter of the Northeast Quarter of said Section 17, measured along the West line of the Southeast Quarter of the Northeast Quarter of said Section 17;

Thence Northerly along the West line of the Southeast Quarter of the Northeast Quarter of said Section 17 to the North line of the Southeast Quarter of the Northeast Quarter of said Section 17;

Thence Easterly along the North line of the Southeast Quarter of the Northeast Quarter of said Section 17 to the West line of Section 16, Township 19 South, Range 25 East;

Thence Northerly along the West line of said Section 16 to the south line of Section 9, Township 19 South, Range 25 East, and continuing Northerly along the West line of said Section 9 to a point which is 26 rods South of the Northeast corner of the Southeast Quarter of the Southeast Quarter of Section 8, Township 19 South, Range 25 East;

Thence Westerly 15 rods;

Thence North 34°41’45” West, a distance of 31.619 rods to a point in the South line of the Northeast Quarter of the Southeast Quarter of said Section 8, which point is 33 rods West of the Southeast corner of the Northeast Quarter of the Southeast Quarter of said Section 8, measured along the South line of said Quarter Quarter Section;

Thence Westerly along the South line of the Northeast Quarter of the Southeast Quarter of said Section 8 to the West line of the Northeast Quarter of the Southeast Quarter of said Section 8;

Thence Northerly along the West line of the Northeast quarter of the Southeast Quarter of said Section 8 to the Southwest corner of the Southeast Quarter of the Northeast Quarter of said Section 8, and continuing along the West line of said Southeast Quarter of the Northeast Quarter of Section 8 to the South line of the Northwest Quarter of the Northeast Quarter of Section 8;

Thence Westerly along the South line of the Northwest Quarter of the Northeast Quarter of said Section 8 and continuing along the South line of the North half of the Northwest Quarter of Section 8 to the West line of said Section 8;

Thence Northerly along the West line of Section 8 to the Southwest corner of Section 5, Township 19 South, Range 25 East and continuing Northerly along the West line of Section 5 to the North line of the South half of the South half of the Southwest Quarter of the Southwest Quarter of said Section 5;

Thence Easterly along the North line of the South half of the South half of the Southwest Quarter of the Southwest Quarter of Section 5 to a point which is 20 rods West of the East line of the Southwest Quarter of the Southwest Quarter of said Section 5, measured along the North line of the South half of the South half of the Southwest Quarter of the southwest Quarter of said Section 5;

Thence Northerly parallel with the East line of the Southwest Quarter of the Southwest Quarter of said Section 5, a distance of 40 rods;

Thence Easterly parallel with the South line of the Southwest Quarter of the Southwest Quarter of said Section 5, a distance of 20 rods to the West line of the Southeast Quarter of the Southwest Quarter of said Section 5;

Thence Northerly along the West line of the Southeast Quarter of the Southwest Quarter of said Section 5, and continuing along the West line of the Northeast Quarter of the Southwest Quarter of said Section 5 to the North line of the south 5 acres of the Northeast Quarter of the Southwest Quarter of said Section 5;

Thence Easterly along the North line of the South 5 acres of the Northeast Quarter of the Southwest quarter of said Section 5 to the West line of the Southeast Quarter of said Section 5;

Thence Northerly along the West line of the Southeast Quarter of Section 5 to the Northwest corner of said Southeast Quarter of Section 5;

Thence Easterly along the North line of the southeast Quarter of Section 5 to the East line of said Section 5;

Thence Southerly along the East line of Section 5 to the North line of Section 9, Township 19 South, Range 25 East;

Thence Easterly along the North line of said Section 9 to the Southwest corner of the Southeast Quarter of the Southwest Quarter of Section 4, Township 19 South, Range 25 East;

Thence North 4°0’ East 135 rods;

Thence North 26°00’ East 58.5 rods;

Thence North 79°00’ East 98 rods;

Thence North 28.43 rods;

Thence East 60.33 rods;

Thence South 13.19 rods;

Thence South 36°00’ West 66 rods;

Thence West 28.5 rods;

Thence South 44.5 rods;

Thence West 33.5 rods;

Thence South 25.18 rods;

Thence South 49°00’ East 34.48 rods;

Thence south 26°00’ West 84 rods to a point in the North line of said Section 9;

Thence Easterly along the North line of said Section 9 to the East line of the West half of the Northeast Quarter of said Section 9;

Thence Southerly along the East line of the West half of the Northeast Quarter of said Section 9 to the South line of the West half of the Northeast Quarter of said Section 9;

Thence Westerly along the South line of the West half of the Northeast Quarter of said Section 9 to the North-South center line of said Section 9;

Thence Southerly along the North-South center line of said Section 9 to the North line of Section 16, Township 19 South, Range 25 East, and continuing along the North-South center line of said Section 16 to the Northwest corner of the West half of the Southeast Quarter of said Section 16;

Thence Easterly along the North line of the West half of the Southeast Quarter of said Section 16 to the Northeast corner of the West half of the Southeast Quarter of said Section 16;

Thence Southerly along the east line of the West half of the Southeast Quarter of said Section 16 to the North line of Section 21, Township 19 South, Range 25 East, Linn County, Kansas;

Thence Easterly along the North line of said Section 21 to the East line thereof;

Thence Southerly along the East line of said Section 21 to the South line of the Northeast Quarter of said Section 21;

Thence Westerly along the South line of the Northeast Quarter of Section 21 to the East line of the West half of the Southeast Quarter of said Section 21;

Thence Southerly along the East line of the West half of the Southeast Quarter of said Section 21 to the North line of the South 10 acres of the East half of the Southeast Quarter of said Section 21;

Thence Easterly along the North line of the South 10 acres of the East half of the southeast Quarter of said Section 21 to the East line of said Section 21;

Thence South along the East line of said Section 21 to the Northwest corner of Section 27, Township 19 South, Range 25 East;

Thence Easterly along the North line of said Section 27 to the East line of said Section 27;

Thence Southerly along the East line of said Section 27 to the Northwest corner of fractional Section 35, Township 19 South, Range 25 East;

Thence Easterly along the North line of said fractional Section 35 to the East line thereof, said line being the same as the common Kansas-Missouri state line;

Thence Southerly along the East line of said fractional Section 35 to the south line of the North half of said fractional Section 35;

Thence Westerly along the south line of the North half of fractional Section 35 to the East line of Section 34, Township 19 South, Range 25 East;

Thence Southerly along the East line of said Section 34 to the point of beginning;

Except (a) 2- 2/3 acres more or less in the East 34.68 rods in the Southwest Quarter of the Southwest Quarter of Section 32, Township 19 South, Range 25 East, used as a cemetery and an access road to said cemetery, and (b) easements and rights of way of record, if any.

F.A.S. Route 409 Relocation Acquisitions from Exhibit “B” Trustee’s Deed

Also: All that land in Linn County, Kansas, described as follows: Beginning at the Northeast (NE) corner of the Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) of Section Five (5), Township Twenty (20) South, Range Twenty-five (25) East, thence Westerly along the North line of said Southeast Quarter (SE 1/4) of the Northwest Quarter (NW 1/4) a distance of thirty-five (35) feet, thence Southeasterly to a point Thirty (30) feet South of the Northeast (NE) corner of said Southeast Quarter (SE 1/4) of the Northwest Quarter (NW1/4), thence Northerly to a point of beginning.

Also: All that land in Miami County, Kansas, described as follows: Beginning at a point that is Four hundred twenty-nine (429) feet South of the Northeast corner of Southeast Quarter of the Southeast Quarter (SE 1/4) of Section Eight (8), Township Nineteen (19) South, Range Twenty-five (25) East, thence West a distance of Sixty-seven (67) feet; thence in a Southeasterly direction to a point that is twenty-five (25) feet West of the East line and Five hundred fifty-seven and forty-five hundredths (557.45) feet North of the South line of said Section Eight (8); thence East Twenty-five (25) feet to the East line of said Section Eight (8); thence North to the point of beginning. All in Miami County, Kansas.

Also: All that land in Linn County, Kansas, described as follows: From the Northeast corner of the Northwest Quarter (NW 1/4) of Northwest Quarter (NW 1/4) of Section Five (5), Township Twenty (20) South, Range Twenty-five (25) East, proceed West along the North line of said Northwest Quarter (NW 1/4) of Northwest Quarter (NW 1/4) for a distance of One Hundred seventy-five (175) feet; thence Southeasterly to a point Forty-one (41) feet South of the Northeast corner of the Northwest Quarter (NW 1/4) of Northwest Quarter (NW 1/4); thence

North along the East property line to the point of origin.

Water Intake Pumping Station from Exhibit “B” on Trustees Deed:

A tract of land in the West Half (W 1/2) of Section Ten (10), Township Twenty (20) South Range Twenty-four (24) East, Linn County, Kansas, described as follows:

Beginning at the intersection of the East-West center line of said Section Ten (10) with the center line of the right of way of the St. Louis—San Francisco Railway Company, thence Northwesterly along the center line of said railway right of way a distance of six hundred fifty-one and sixty-five hundredths (651.65) feet to a point, said point is hereby designated and hereinafter referred to as Point “A”, thence Southwesterly at an angle of ninety degrees (90°) left to the left from the last described course to a point in the center line of the Marais Des Cygnes River, said point is hereby designated and hereinafter referred to as Point “B”, thence Southerly along the center line of said Marais

Des Cygnes River to a point which is three hundred (300) feet Southeasterly from a line drawn between Points “A” and “B” referred to above, as measured at a right angle; thence Northeasterly along a line parallel with a line drawn between Points “A” and “B” referred to above to a point which is one hundred (100) feet Southwesterly from the Southwesterly line of the right of way of said St. Louis - San Francisco Railway Company as measured at a right angle, thence Southeasterly along a line which is one hundred (100) feet Southwesterly of and parallel with the Southwesterly line of the right of way of said St. Louis - San Francisco Railway Company a distance of seventeen hundred twenty-seven and sixty-five hundredths (1727.65) feet, thence Northeasterly at an angle of ninety degrees (90°) to the right to the center line of the right of way of the St. Louis - San Francisco Railway Company, thence Northwesterly to a point of beginning, except any part of the above lying Southerly of a County Road located near the Southerly portion of the above described tract of land, and subject to the right of way of the St. Louis - San Francisco Railway Company.

Excepting therefrom that part deeded to The Secretary of Transportation of the State of Kansas, for a controlled access highway in Warranty Deed recorded March 1, 2004 in Book 328, page 330.

Excepting therefrom that part deeded to The County of Linn, State of Kansas, for public road, in Quit Claim Deed and Dedication recorded July, 1977, in Book 139, page 434.

TRACTS SOLELY OWNED BY KANSAS CITY POWER & LIGHT COMPANY:

Also:

Legal Description:

A tract of land containing 18.07 acres more or less described as Follows: All that part of the Southwest Fractional Quarter of Section 26, Township 19, Range 25, Linn County, Kansas, lying Southeasterly of the existing perpetual Railroad Spur Tract Easement or Right of Way area as described:

A tract of land one hundred (100) feet in width, the center line of which is described as follows:

Beginning at a point on the South line of Fractional Section Twenty-six (26) Township Nineteen (19) South, Range Twenty-five (25) East, Linn County, Kansas, which is twelve hundred twenty-nine (1229) feet East of the West line of said Fractional Section Twenty-six (26), thence North forty-three degrees, forty-seven minutes, thirteen and six tenths seconds (43°47’ 13.6”) East a distance of seven hundred twenty-seven (727) feet to the point of curve bearing to the right with a radius of twelve hundred seventy-three and fifty-seven hundredths (1273.57) feet, thence along said curve a distance of ten hundred twenty-six and ninety-five hundredths (1026.95) feet to a point on the aforesaid curve, thence Easterly to a point on the East line of said Fractional Section Twenty-six (26) which is eight hundred fifty-one (851) feet North of the South line of aforesaid Fractional Section Twenty-six (26), in Linn County, Kansas.

“Legal Description”

A tract of land being a part of Lot 4, in the Northwest Quarter (NW 1/4) of Section 4, Township 21, Range 22, Linn County, Kansas, described as follows: Beginning at the Northwest Corner of said Lot 4 of the Northwest Quarter (1/4) of Section 4 (said point also being the Northwest Corner of the Northwest Quarter (1/4) of said Section 4); thence East along the North line of said Lot 4 a distance of 250 feet, thence South parallel with the West line of said Lot 4 a distance of 250 feet, thence West parallel with the North line of said Lot 4 a distance of 250 feet to a point on the West line of said Lot 4, thence North along the West line of said Lot 4 to the Northwest corner of said Lot 4 in the Northwest Quarter (1/4) of said Section 4, containing 1.21 acres, more or less, exclusive of any public roads, in Linn County, Kansas.

Legal Description:

Tracts of land consisting of various widths, located in and being a part of the Southwest Quarter of Section 2, Township 20, Range 24, the South One Half of Section 3, Township 20, Range 24, and the Southeast Quarter of Section 4, Township 20, Range 24, all in Linn County, Kansas and center lines of which are described as follows:

A tract of land 220 feet in width, the center line of which is described as follows:

Beginning on the center line of Middle Creek at a point 1093.71 feet South of the North line of the Southwest Quarter of said Section 2; thence North 89° 18’13” West, through said Southwest Quarter into and through the South One Half of said Section 3 to its point of intersection with the West line of the South One Half of said Section 3, thence continuing along the center line of a tract of land 120 feet in width, into the Southeast Quarter of said Section 4 to a point 441.115 feet West of the East line of said Southeast Quarter; thence along a curve to the right with a radius of 1432.69 feet, a central angle of 61° 06’ 03”, and a length of 1527.83 feet to the point of terminus.

Also beginning at said point of terminus, thence North 28°12’10” West a distance of 275.93 feet; thence North 61°47’50” East a distance of 60 feet; thence South 28° 12’ 10” East a distance of 275.93 feet; thence South 61°47’50” West a distance of 60 feet.

Legal Description:

That part of the Northeast Quarter of the Southeast Quarter of Section 6, Township 20, Range 25, Linn County, Kansas, except the North 1005.25 feet thereof AND EXCEPT that part deeded for highway purposes in Warranty Deed recorded in Book 328, Page 330.

Legal Description:

A tract of land located in the East Half (E1/2) of the Southeast Quarter (SE1/4) of Section Thirteen (13), Township Twenty-one (21), Range Twenty-one (21), Linn County, Kansas, described as follows:

Beginning on the North line of the East Half (E1/2) of the Southeast Quarter (SE1/4) of Section Thirteen (13), Township Twenty-one (21), Range Twenty-one (21), Linn County, Kansas, at a point three hundred thirty (330) feet West of the East line of said Half Quarter Section, thence West along the North line of said Half Quarter Section, a distance of six hundred sixty (660) feet, thence South at right angles to the North line of said Half Quarter Section a distance of three hundred seventy (370) feet, thence East parallel to the North line of said Half Quarter Section a distance of six hundred sixty (660) feet, thence North to the place of beginning. Subject to a public road along the North forty (40) feet of the above described tract of land.

Legal Description:

Beginning on the South line of the North One Half of the Southwest Quarter of Section 19, Township 19, Range 25, Linn County, Kansas, at its point of intersection with the East right of way line of old U.S. 69 Highway, as now established, thence North along said East right of way line a distance of 150 feet, thence East and parallel with the South line of said One Half, One Quarter Section a distance of 295 feet, thence South parallel with said East right of way line to its point of intersection with the South line of said One Half, One Quarter Section, thence West along said South line to the point of beginning.

Legal Description:

Tracts of land consisting of various widths, located in and being a part of the South One Half of Section 5, Township 20, Range 25, Linn County, Kansas, the center lines of which are described as follows:

A tract of land 240 feet in width, the center line of which is described as follows: Beginning on the West line of said One Half Section at a point 1125.25 feet South of the Northwest corner thereof, thence South 89°39’12” East, a distance of 2925.9 feet, thence continuing along the last described course and along the center line of a tract of land 340 feet in width to its point of intersection with the East line of the West One Half of the Southeast Quarter of said Section 5.

C.	Osawatomie Combustion Turbines (and substation adjacent to the North)

Beginning at a point 1114.3 feet West and 95 feet South of the Northeast corner of Section 31, Township 17, Range 23, thence Southwesterly parallel to the MKT Railroad, a distance of 609.1 feet, thence East 504.9 feet, thence North 600 feet, thence West 400 feet to the place of beginning.

A tract of land in the Northeast Quarter of Section 31, Township 17 South, Range 23 East, Miami County, Kansas, more particularly described as follows: Beginning on the East line of said Quarter Section at a point 95 feet South of the North line of said Quarter Section, thence West parallel with said North line a distance of 714.3 feet to the East property line of a tract of land owners by Kansas City Power & Light Company, thence South along said property line a distance of 600 feet, thence East a distance of 714.3 feet to the East line of said Quarter Section, thence North along said Section line to the point of beginning.

A tract of land lying South of and adjacent to the Southerly right of way line of U.S. Highway 169 as now established, more particularly described as follows: Beginning on the East line of the Northeast Quarter of Section 31, Township 17, Range 23, Miami County, Kansas, at a point 95 feet South of the North line of said Quarter Section, thence North along said East line a distance of 35 feet to the Southerly right of way line of U.S. Highway 169 as now established, thence West along said right of way line a distance of 501.7 feet, thence South parallel with the East line of said Quarter Section a distance of 35 feet, thence East parallel with said right of way line to the point of beginning.

A tract of land located in and being a part of the Northeast Quarter of Section 31, Township 17, Range 23, Miami County, Kansas, more particularly described as follows:

Commencing at the Northeast corner of said Quarter Section, thence South 02°48’42” East along the East line of said Quarter Section a distance of 695.02 feet (695.07 feet Deed), thence South 87° 39’ 33” West, parallel with the North line of said Quarter Section a distance of 40.00 feet to the point of intersection with the West right of way line of Lone Star Road, as now established, and the point of beginning, thence South 02° 48’ 42” East along said Right of way and parallel with the East line of said Quarter Section a distance of 1062.55 feet, thence South 75° 51’ 49” West a distance of 1464.75 feet to the point of intersection with the Easterly right of way line of the Missouri, Kansas and Texas Railroad, thence North 07° 34’ 29” East along said Easterly right of way a distance of 1382.59 feet to a point 695.00 feet south of, as measured at right angles from the North line of said Quarter Section, thence North 87° 39’ 33” East, parallel with the North line of said Quarter Section a distance of 1187.01 feet to the point of beginning, except that part in public roads.

ALL BEING ANNEXED INTO THE CITY OF OSAWATOMIE, MIAMI COUNTY, Kansas.

REAL ESTATE IN MISSOURI

All of the following described real estate of the Company situated in the State of Missouri:

1.	HENRY COUNTY, MISSOURI

A.	Montrose Generating Station

The south half of the south half of the southeast quarter of the southeast quarter of Section 27, Township 41, Range 28 of the 5th principal meridian, except that part of the above described tract now in a public road.

ALSO the south half of the south half of the south half of the southwest quarter of Section 26, Township 41, Range 28 of the 5th principal meridian.

ALSO the south half of the south half of the southwest quarter of the southeast quarter of Section 26, Township 41, Range 28 of the 5th principal meridian, subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A parcel of land 70 feet wide, 35 feet on each side, measured at right angles from the following described center line: Beginning at a point 90 feet north of the southeast corner of the southwest quarter of the southeast quarter of said Section 26, thence 700 feet, more or less, Northwesterly to a point 660 feet west of the northeast corner of the south half of the south half of the southwest quarter of the southeast quarter of said Section 26.

ALSO a triangular tract bounded by a line beginning at a point 330 feet north of the southeast corner of the southwest quarter of the southeast quarter of Section 26, Township 41, Range 28 of the 5th principal meridian, thence West 660 feet, thence North 33° 41’ East 1189.85 feet to the northeast corner of said quarter quarter section, thence South 990 feet to the point of beginning, all in Section 26, Township 41, Range 28 of the 5th principal meridian, subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A parcel of land 70 feet wide, 35 feet on each side, measured at right angles from the following described center line: Beginning at a point 90 feet north of the southeast corner of the southwest quarter of the southeast quarter of said Section 26, thence 700 feet, more or less, Northwesterly to a point 660 feet west of the northeast corner of the south half of the south half of the southwest quarter of the southeast quarter of said Section 26.

ALSO the east half of the southeast quarter of Section 26, Township 41, Range 28 of the 5th principal meridian, except that part of the above described tract now in a public road, and subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A parcel of land in said Section 26 along the south line of the southeast quarter of the southeast quarter of said Section 26, more particularly described as follows: Beginning at the southeast corner of said Section 26, thence West to the southwest corner of the southeast quarter of the southeast quarter of said Section 26, thence North 200 feet along the west line of the southeast quarter of the southeast quarter of said Section 26, thence Southeasterly 1320 feet, more or less, to the east line of said Section 26, thence South 100 Feet to the point of beginning.

ALSO the east half of the northeast quarter of Section 34, Township 41, Range 28 of the 5th principal meridian, except that part of the above described tract now in a public road.

ALSO that part of the north 750 feet of the east half of the southeast quarter of Section 34, Township 41, Range 28 of the 5th principal meridian, described as follows: Beginning at the northeast corner of the southeast quarter of said Section 34, thence South 750 feet, thence West 990 feet to the center of Deepwater Creek, thence in a northwesterly direction up a tributary of Deepwater Creek, the following calls, North 39° 30’ West 106 feet, South 62° 10’ West 75 feet, North 54° 40’ West 235 feet, South 73° 45’ West 112 feet, thence, leaving said tributary, North 604 feet to the northwest corner of the east half of the southeast quarter of said Section 34, thence East 1320 feet to the point of beginning, all in Section 34, Township 4l, Range 28 of the 5th principal meridian, except that part of the above described tract now in a public road.

ALSO the north half of Section 35, Township 41, Range 28 of the 5th principal meridian, except a strip of land in the northeast portion of said tract described as follows: Beginning at the northeast corner of said Section 35, thence South 875 feet along the east line of said Section 35, thence West 100 feet, thence North 875 feet to the north line of said Section 35, thence East 100 feet along the north line of said Section 35 to the point of beginning, all in Section 35, Township 41, Range 28 of the 5th principal meridian, and subject to a right-of-way and Easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A triangular area along the north line of the northeast quarter of the northeast quarter of said Section 35, beginning at the northeast corner of said Section 35, thence South 50 feet, more or less, along the east line of said Section 35, thence Northwesterly 1320 feet, more or less, to the northwest quarter of the northeast quarter of said Section 35, thence East along the north line of said Section 35 to the point of beginning.

ALSO the north 750 feet of the northwest quarter of the southwest quarter of Section 35, Township 41, Range 28 of the 5th principal meridian.

ALSO the northeast quarter of the southwest quarter of Section 35, Township 41, Range 28 of the 5th principal meridian.

ALSO the northwest quarter of the southeast quarter of Section 35, Township 41, Range 28 of the 5th principal meridian.

ALSO the east half of the southeast quarter of Section 35, Township 41, Range 28 of the 5th principal meridian, except 24.84 acres more or less in the southeast portion of said tract described as follows: Beginning at the southeast corner of Section 35, Township 41, Range 28 of the 5th principal meridian, thence North 1640 feet along the east line of said Section 35, thence West 660 feet, thence South 1640 feet, thence East 660 feet along the south line of said Section 35 to the point of beginning, all in Section 35, Township 41, Range 28 of the 5th principal meridian.

ALSO a perpetual easement to flood and otherwise damage as a result of the construction, operation and maintenance of the dam, power plant and works appurtenant thereto, and a perpetual easement of ingress and egress, of entrance and re-entrance and of clearance of brush, trees and other growth in and to the following described tract: Beginning at the northeast corner of Section 35, Township 41, Range 28 of the 5th principal meridian, thence South 875 feet along the east line of said Section 35, thence West 100 feet, thence North 875 feet to the north line of said Section 35, thence East 100 feet along the north line of said Section 35 to the point of beginning, all in Section 35, Township 41, Range 28 of the 5th principal meridian.

ALSO approximately 24.84 acres described as bounded by a line starting at the southeast corner of Section 35, Township 41, Range 28, thence proceeding North 1640 feet, thence West 660 Feet, thence South 1640 feet, thence East 660 feet to the starting point.

ALSO the northwest quarter of the southeast quarter of Section 25, Township 41, Range 28 of the 5th principal meridian.

ALSO 18 acres of equal width from east to west off the east side of the southwest quarter of the northeast quarter, except that part of the above described tract now in a public road, and except 2 acres more or less in the northwest corner of said 18-acre tract, for church and cemetery, all in Section 25, Township 41, Range 28 of the 5th principal meridian.

ALSO the southeast quarter of the northeast quarter of Section 25, Township 41, Range 28 of the 5th principal meridian, except that part of the above described tract now in a public road.

ALSO a triangular tract bounded by a line beginning at the southeast corner of the northeast quarter of the northeast quarter of Section 25, Township 41, Range 28 of the 5th principal meridian, thence North 20 rods, thence in a Southwesterly direction to a point 35 rods west of the southeast corner of said quarter quarter section, thence East 35 rods to the paint of beginning, all in Section 25, Township 41, Range 28 of the 5th principal meridian, except that part of the above described tract now in a public road.

ALSO the east half of the southeast quarter of Section 25, Township 41, Range 28 of the 5th principal meridian.

The South One Hundred Twenty-five (125) feet of the Southwest Quarter of the Southeast Quarter of Section Twenty-Five (25), Township Forty-one (41), Range Twenty-eight (28), Henry County, Missouri

ALSO the west half of the northwest quarter of Section 30, Township 41, Range 27 of the 5th principal meridian, except that part of the above described tract now in a public road.

ALSO the southwest quarter of Section 30, Township 41, Range 27 of the 5th principal meridian, subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A triangular area in the southwest quarter of said Section 30, beginning at the southeast corner of said southwest quarter, thence Westerly 300 feet along the south line of said southwest quarter, thence Northeasterly 306 feet, more or less, to a point in the east line of said southwest quarter, thence South 60 feet to the point of beginning.

ALSO the southwest quarter of the southeast quarter of Section 30, Township 41, Range 27 of the 5th principal meridian, subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A parcel of land 40 feet wide lying immediately north of a tract described as the south 100 feet of the west half of the southeast quarter of said Section 30, and subject to a right-of-way end easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A parcel of land in said Section 30, being the south 100 feet of the west half of the southeast quarter of said Section 30.

A tract of land in Section 30, Township 41 North Range 27 West, in Henry County, Missouri, described as the East Half (E1⁄2) of the Northwest Quarter (NW1⁄4) and the West Half (W1⁄2) of the Northeast Quarter (NE1⁄4) and the Northwest Quarter (NW1⁄4) of the Southeast Quarter (SE1⁄4), except: A tract of land described as beginning 300 feet East of the Northwest Corner of the Northeast Quarter (NE1⁄4) of the Northwest Quarter (NW1⁄4) in the North line of Section 30, Township 41 North, Range 27 West; thence East along the North line of said Section 30 for a distance of 280 feet; thence South for a distance of 150 feet; thence West for a distance of 280 feet; thence North for a distance of 150 feet to the point of beginning.

A tract of land one hundred fifty (150) feet square, located in the Northeast Corner of the Northeast Quarter (NE1⁄4) of the Northwest Quarter (NW1⁄4) of Section 30, Township 41 North, Range 27 West in Henry County, Missouri.

The Southeast Quarter of the Southeast Quarter of Section 30 all in Township 41, Range 27, Henry County, Missouri.

ALSO the southeast quarter of the southwest quarter of Section 29, Township 41, Range 27 of the 5th principal meridian, except that part of the above described tract now in a public road, and subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A parcel of land in said Section 29, being the south 100 feet of the east half of the southwest quarter of said Section 29.

ALSO the southwest quarter of the southeast quarter of Section 29, Township 41, Range 27 of the 5th principal meridian, except that part of the above described tract now in a public road, and subject to an agreement made and entered into on the first day of July, 1955, by and between the Missouri-Kansas-Texas Railroad Company and Kansas City Power & Light Company whereby the Light Company has agreed to procure and convey to the Railroad Company by deed in form satisfactory to the Railroad Company a permanent easement or deed to the right-of-way required for certain tracks of the Railroad Company in and over certain property located in said Section 29.

ALSO the southeast quarter of the northeast quarter of Section 29, Township 4l, Range 27 of the 5th principal meridian, except that part of the above described tract now in a public road.

ALSO the east half of the southeast quarter of Section 29, Township 41, Range 27 of the 5th principal meridian, except that part of the above described tract now in a public road, and subject to an agreement made and entered into on the first day of July, 1955, by and between the Missouri-Kansas-Texas Railroad Company and Kansas City Power & Light Company whereby the Light Company has agreed to procure and convey to the Railroad Company by deed in form satisfactory to the Railroad Company a permanent easement or deed to the right-of-way required for certain tracks of the Railroad Company in and over certain property located in said Section 29.

The Northwest Quarter of the Southeast Quarter of Section Twenty-Nine (29), Township Forty-one, Range Twenty-seven (27), Henry County, Missouri, except roads.

The Southwest Quarter of the Southwest Quarter of Section 29, Township Forty-one , Range Twenty-Seven, Henry County, Missouri.

ALSO the west half of the southwest quarter of Section 28, Township 41, Range 27 of the 5th principal meridian, subject to an agreement made and entered into on the First day of July, 1955, by and between the Missouri-Kansas-Texas Railroad Company and Kansas City Power & Light Company whereby the Light Company has agreed to procure and convey to the Railroad Company by deed in form satisfactory to the Railroad Company a permanent easement or deed to the right-of-way required for certain tracks of the Railroad Company in and over certain property located in said Section 28.

ALSO the southeast quarter of the southwest quarter of Section 28, Township 41, Range 27 of the 5th principal meridian, subject to an agreement made and entered into on the first day of July, 1955, by and between the Missouri-Kansas-Texas Railroad Company and Kansas City Power & Light Company whereby the Light Company has agreed to procure and convey to the Railroad Company by deed in form satisfactory to the Railroad Company a permanent easement or deed to the right-or-way required for certain tracks of the Railroad Company in and over certain property located in said Section 28.

ALSO all of Section 36, Township 41, Range 28 of the 5th principal meridian, except that part of the above described tract now in a public road, and except a strip of land in the north portion of said Section 36 described as follows: Beginning at the northwest corner of said Section 36, thence East 3972 feet along the north line of said Section 36, thence South 875 feet along the east line of the northwest quarter of the northeast quarter of said Section 36, thence West 3972 feet to the west line of said Section 36, thence North 875 feet along the west line of said Section 36 to the point of beginning, all in Section 36, Township 41, Range 28 of the 5th principal meridian, and except that portion of the land hereafter described which lies above the 755 foot contour line above mean sea level, which land is in the north portion of said Section 36 and is described as follows: Beginning at a point 496 feet north and 400 feet west of the southeast corner of the northwest quarter of the northeast quarter of said Section 36, thence West 3560 feet to a point on the west line of said Section 36 which lies 496 feet north of the southwest corner of the northwest quarter of the northwest quarter of said Section 36, thence South to the southwest corner of the northwest quarter of the northwest quarter of said Section 36, thence East to the southeast corner of the northwest quarter of the northwest quarter of said Section 36, thence South along the west line of the northwest quarter of the southeast quarter of the northwest quarter of said Section 36 to the southwest corner of the northwest quarter of the southeast quarter of the northwest quarter of said Section 36, thence East to the southeast corner of the northeast quarter of the southeast quarter of the northwest quarter of said Section 36, thence continuing East to the southeast corner of the northwest quarter of the southwest quarter of the northeast quarter of said Section 36, thence North to the northeast corner of the northwest quarter of the southwest quarter of the northeast quarter of said Section 36, thence East to a point on the south line of the northwest quarter of the northeast quarter of said Section 36 which lies 400 feet west of the southeast corner of the northwest quarter of the northeast quarter of said Section 36, thence North 496 feet to the point of beginning, all in Section 36, Township 41, Range 28 of the 5th principal meridian, and except a tract of land in the southwest portion of said Section 36 described as follows: Beginning at the southeast corner of the southwest quarter of said Section 36, thence North 1080 feet, thence West 1600 feet, thence North 560 feet, thence West 1040 feet, thence South 1640 feet along the west line of said Section 36, thence East 2640 feet along the south line of said Section 36 to the point of beginning, all in Section 36, Township 41, Range 28 of the 5th principal meridian, and subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A triangular parcel of land in said Section 36, described as follows: Beginning at the northeast corner of the northwest quarter of the northeast quarter of said Section 36, thence Southerly along the east line of said northwest quarter 100 feet, thence Northwesterly 412 feet, more or less, to a point in the north line of said northwest quarter, thence Easterly 400 feet, more or less, to the point of beginning, and subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A parcel of land in said Section 36, being the north 100 feet of the east half of the northeast quarter of said Section 36. A perpetual easement to flood and otherwise damage as a result of the construction, operation and maintenance of the dam, power plant and works appurtenant thereto, and a perpetual easement of ingress and egress, of entrance and re-entrance and of clearance of brush, trees and other growth in and to the following described tract: Beginning at the northwest corner of said Section 36, thence East 3972 feet along the north line of said Section 36, thence South 875 feet along the east line of the northwest quarter of the northeast quarter of said Section 36, thence West 3972 feet to the west line of said Section 36, thence North 875 feet along the west line of said Section 36 to the point of beginning, all in Section 36, Township 41, Range 28 of the 5th principal meridian.

ALSO the northeast quarter of the northeast quarter of Section 1, Township 40, Range 28 of the 5th principal meridian.

ALSO approximately 77.41 acres described as bounded by a line starting at the southeast corner of the southwest quarter of Section 36, Township 41, Range 28, thence proceeding North 1080 feet, thence West 1600 feet, thence North 560 feet, thence West 1040 feet, thence South 1640 feet, thence East 2640 feet to the starting point, except the east 57.5 feet of the south 1050 feet conveyed to Henry County, Missouri.

ALSO all of Section 31, Township 41, Range 27 of the 5th principal meridian, subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: The north 100 feet of the northwest quarter of said Section 31.

ALSO the northwest quarter of the northwest quarter of Section 6, Township 40, Range 27 of the 5th principal meridian.

ALSO the west 30 acres of the southwest quarter of the northwest quarter of Section 6, Township 40, Range 27 of the 5th principal meridian.

ALSO the north 450 feet of the northeast quarter of the northeast quarter of Section 6, Township 40, Range 27, Henry County, Missouri.

ALSO the north 450 feet of the northwest quarter of the northeast quarter of Section 6, Township 40, Range 27, Henry County, Missouri.

ALSO the north 450 feet of the east 435.6 feet of the northeast quarter of the northwest quarter of Section 6, Township 40, Range 27, Henry County, Missouri.

ALSO all of Section 32, Township 41, Range 27 of the 5th principal meridian.

ALSO the west half of Section 33, Township 41, Range 27 of the 5th principal meridian.

ALSO the southwest quarter of the northeast quarter of Section 33, Township 41, Range 27 for the 5th principal meridian.

ALSO the northwest quarter of the southeast quarter of Section 33, Township 41, Range 27 of the 5th principal meridian.

ALSO 10 acres of equal width from east to west off the west side of the southwest quarter of the southeast quarter of Section 33, Township 41, Range 27 of the 5th principal meridian.

ALSO the northwest quarter of the southeast quarter of the northeast quarter of Section 33, Township 41, Range 27 of the 5th principal meridian.

ALSO the west half of the northwest quarter of the northwest quarter of Section 4, Township 40, Range 27 of the 5th principal meridian.

ALSO the northeast quarter of the northwest quarter of the northwest quarter of Section 4, Township 40, Range 27 of the 5th principal meridian.

ALSO the northwest quarter of the northwest quarter of Section 5, Township 40, Range 27 of the 5th principal meridian.

ALSO the east half of the northwest quarter of Section 5, Township 40, Range 27 of the 5th principal meridian.

ALSO a triangular tract bounded by a line beginning at the northeast corner of the northwest quarter of the northeast quarter of Section 5, Township 40, Range 27 of the 5th principal meridian, thence West 300 feet, thence in a Southeasterly direction to a point 700 feet south of the northeast corner of said quarter quarter section, thence North 700 feet to the point of beginning, all in Section 5, Township 40, Range 27 of the 5th principal meridian.

ALSO the east half of the northeast quarter of Section 5, Township 40, Range 27 of the 5th principal meridian, except a strip of land in the southwest portion of said tract described as follows: Beginning at the southwest corner of the southeast quarter of the northeast quarter of said Section 5, thence North 1320 feet to the northwest corner of said quarter quarter section, thence East 400 feet along the north line of said quarter quarter section, thence South 1320 feet to the south line of said quarter quarter section, thence West 400 feet along the south line of said quarter quarter section to the point of beginning, all in Section 5, Township 40, Range 27 of the 5th principal meridian.

ALSO the east one-half of the southwest quarter of the northwest quarter of Section 5, Township 40, Range 27.

ALSO the north 450 feet of the west one-half of the northeast quarter of Section 5, Township 40, Range 27, Henry County, Missouri, excepting that part, which applies, of a tract of land described as beginning at the northeast corner of said one-half quarter section, thence South along the east line of said one-half quarter section a distance of 700 feet, thence Northwesterly to a point on the north line of said one-half quarter section which is 300 feet west of the northeast corner thereof, thence East along the north line of aforesaid one-half quarter section to the point of beginning.

ALSO, pursuant to Special Warranty Deed from Henry County to Kansas City Power & Light Company, dated May 27, 1997, recorded in Book 613, Page 1900 of the Henry County Records, the following property:

A tract of land in the East half of Section 29; Township 41, Range 27, Henry County, Missouri described as commencing at the Southeast corner of the Southeast quarter of the Northeast quarter of said Section 29; Thence S 01º52’51” W along the East line of the Southeast quarter of said Section 29 a distance of 28.70 feet; Thence N 88º16’35” W a distance of 1.06 feet to the Point of Beginning said point being on the South Right-of-Way line of County Road S.W. 350; Thence N 88º16’35” W along the old Right-of Way line of said County Road a distance of 1252.06 feet to a curve said curve having a radius of 2280.91 feet and a chord bearing of N 87º14’52” E; Thence along said curve a distance of 354.63 feet to a curve having a radius of 40933.26 feet and a chord bearing of S 87º57’26” E; Thence along said curve a distance of 493.83 feet to a curve having a radius of 3083.67 feet and a chord bearing of S 84º29’00” E; Thence along said curve a distance of 246.03 feet to a curve having a radius of 17693.99 feet and a chord bearing of S 85º11’24: E; Thence along said curve a distance of 160.22 feet to the Point of Beginning.

(Containing 0.57 acres.)

LESS AND EXCEPT, pursuant to Special Warranty Deed from Kansas City Power & Light Company to Henry County, dated July 14, 1997, recorded in Book 613, Page 1897 of the Henry County Records, the following property:

A tract of land in the East half of Section 29, Township 41, Range 27, Henry County, Missouri described as commencing at the Southeast corner of the Southeast quarter of the Northeast quarter of said Section 29; Thence N 01º52’51” E along the East line of said Section 29 a distance of 11.30 feet to the Point of Beginning (said point being on the North Right-of-Way line of said County Road S.W. 350); Thence N 88º16’35” W along the old Right-of-Way line of said County Road a distance of 1256.34 feet to a curve having a radius of 2320.91 feet and a chord bearing of N 87º17’11” E; Thence along said curve a distance of 357.71 feet to a curve having a radius of 40973.26 feet and a chord bearing of S 87º57’26” E; Thence along said curve a distance of 494.31 feet to a curve having a radius of 3123.67 feet and a chord bearing of S 84º29’30” E; Thence along said curve a distance of 248.08 feet to a curve having a radius of 17733.99 feet and a chord bearing of S 85º11’24” E; Thence along said curve a distance of 158.29 feet to the Point of Beginning.

(Containing 0.57 acres.)

ALSO, pursuant to Quit Claim Deed from Peabody Coal Company to Kansas City Power & Light Company dated July 27, 1987, recorded in Book 569, Page 250 of the Henry County Records, the following property:

Easement tracts:

TRACT #1 (062-321)

The South one hundred twenty-five (125) feet of the Southwest quarter of the Southeast quarter all in Section Twenty-Five (25), Township Forty-one (41), Range Twenty-eight (28), containing 3.78 acres, more or less; also

TRACT #2 (062-321)

A triangular tract described as commencing at the Northeast corner of the Northwest quarter of the Northeast quarter of Section Thirty-six (36), Township Forty-one (41), Range Twenty-eight (28), thence southerly along the East line of said Northwest quarter of the Northeast quarter for a distance of One hundred (100) feet, thence Northwesterly four hundred twelve (412) feet more or less to a point on the north line of said Northwest quarter of the Northeast quarter, thence Easterly Four hundred (400) feet, more or less to the point of beginning, and containing 0.46 acres, more or less, also

TRACT #3 (062-287(7))

A parcel of land in Section 36, Township 41 North, Range 28 West, being the North 100 feet of the East Half of the Northeast Quarter of said Section 36, containing 3.07 acres, more or less.

TRACT #5, #6, #7 (062-287(5))

Three parcels of land in Sections 30 and 31, Township 41 North, Range 27 West, as follows:

Tract A: A triangular area in the Southwest fractional quarter of said Section 30, beginning at the Southeast corner of said fractional quarter, thence westerly along the South line thereof 300 feet; thence northeasterly 306 feet more or less, to a point in the East line of said fractional quarter; thence South 60 feet to point of beginning, containing 0.21 acres, more or less.

Tract B: The North 100 feet of Lots 1 and 2 of the Northwest Quarter of said Section 31, containing 6.65 acres, more or less.

Tract C: A strip of land 100 feet in width in Lot 2 of the Northwest Quarter of said Section 31, being 50 feet wide on each side of the following described center line; Beginning at a point 100 feet South and 550 Feet East of the Northwest corner of Section 31, said point being in the South line of above described tract B and in the channel of Camp Creek; thence Southeasterly 275 feet to a point in said channel 373.5 feet south and 560.4 feet east of said northwest corner of Section 31, containing 0.63 acres, more or less, Tract C being solely for the purpose of permitting change in the channel of said Camp Creek. Being the same land conveyed to Missouri-Kansas-Texas Railroad Company by instrument dated May 27, 1952, from Monroe Theodore Matter, single, filed for record in Volume 289, page 508, Deed Records of Henry County, Missouri.

TRACT #8 (062-287(3))

A parcel of land in Section 30, Township 41 North, Range 27 West, being the South 100 feet of the West Half of the Southeast Quarter of Section 30, containing 3.03 acres, more or less, being the same land conveyed to Missouri-Kansas-Texas Railroad Company by instrument dated May 13, 1952, from Raynard Gross and wife, filed for record in Volume 289, page 510, Deed Records of Henry County, Missouri.

TRACT #9 (062-287(4))

A strip of land being 40 feet in width lying immediately north of a tract described as the South 100 feet of the West half of the Southeast Quarter of Section 30, Township 41 North, Range 27 West, containing 1.21 acres, more or less, being the same land conveyed to Missouri-Kansas-Texas Railroad Company by instrument dated July 2, 1952, from Raynard Gross and wife, filed for record in Volume 289, page 502, Deed Records of Henry County, Missouri.

TRACT #10 (062-287(2))

A parcel of land in Sections 29 and 30, Township 41 North, Range 27 West, being the South 100 feet of the Southwest Quarter of Section 29 and the South 100 feet of the East Half of the Southeast Quarter of Section 30, containing 9.14 acres, more or less, being the same land conveyed to Missouri-Kansas-Texas Railroad Company by instrument dated May 28, 1952, from Willie L. Hays and wife, filed for record in Volume 289, page 509, Deed Records of Henry County, Missouri.

TRACT #13 (062-287(12))

All of said Railroad Company’s I.C.C. No. 375 Lead Track right of way over, through and across a portion of the Southwest 1/4 of the southeast 1/4 of Section 29, T-41-N, R-27-W, being more particularly described as follows:

Beginning at the Southwest corner of the Southeast 1/4 of said Section 29, said point being the Southwest corner of a 100 feet wide easement granted to said Railroad Company by Paul S. Steele & wife, Ethel, by deed dated July 2, 1952, and recorded in Book 289, Page 503, Henry County, Missouri, deed records;

Thence north along the west line of said southeast 1/4 of Section 29, 100 feet to a point;

Thence east, parallel with and 100 feet north of the south line of said Section 29, 763.4 feet, more or less, to a point;

Thence South 79 degrees 58 minutes West, parallel with and 60 feet southeasterly from the center line of said Railroad Company’s relocated lead track, 574 feet, more or less, to a point in said south line of Section 29;

Thence west along said south line of Section 29, 198.23 feet to the point of beginning. Containing an area of 1.10 acres, more or less.

TRACT #14 (062-287(1))

A parcel of land situated in the Southeast Quarter of Section 29, T-41-N, R-27-W, and being more particularly described as follows:

Commencing at a point on the east line of the Southwest 1/4 of Section 28, T-41-N, R-27-W and the north right of way line of the spur track of the Missouri-Kansas-Texas Railroad Company, 150 feet north of the Southeast corner of said Southwest 1/4;

Thence west with said north right of way line, 241.9 feet, more or less, to a point distant 50 feet, measured southwesterly at right angles, from the centerline of the relocated spur track of said Railroad Company;

Thence north 68 degrees 02 minutes west, parallel with and 50 feet southwesterly from the centerline of said relocated track, 1132.3 feet to a point of curve to the left;

Thence continuing parallel with and 50 feet from the centerline, by arc of curve to the left, having a radius of 714.49 feet, 399 feet to a point of tangent;

Thence South 79 degrees 58 minutes West, parallel with and 50 feet southeasterly from said centerline, 815.4 feet to a point;

Thence South 10 degrees 02 minutes East, 30 feet to a point;

Thence South 79 degrees 58 minutes West, parallel with and 80 feet southeasterly from said centerline 300 feet, to the point of beginning, said point being chaining station 125+00;

Thence continuing along last described course parallel with and 80 feet southeasterly from the centerline of said main track, a distance of 800 feet to a corner;

Thence at right angles North 10 degrees 02 minutes West, 20 feet to a corner;

Thence at right angles South 79 degrees 58 minutes West, parallel with and 60 feet distant from said centerline of track, 987.1 feet, more or less, to a point that is distant 100 feet north of the South line of Section 29, T-41-N, R-27-W, said point also being an intersection with the northerly line of old right of way of abandoned spur track;

Thence West parallel with and 100 feet north of the South line of said Section 29, along old north right of way line a distance of 688.8 feet, more or less, to an intersection with a line parallel with and 60 feet distant northerly at right angles from the center line of said relocated track produced;

Thence North 79 degrees 58 minutes East, parallel with and 60 feet distant from said centerline of relocated track, 1665.4 feet to a corner;

Thence at right angles North 10 degrees 02 minutes West, 20 feet to a corner;

Thence North 79 degrees 58 minutes East, parallel with and 80 feet distant from said centerline of relocated track 800 feet to a point, said point being chaining station 125+00;

Thence South 10 degrees 02 minutes East, crossing at station 125+00, a distance of 160 feet to the point of beginning, containing 6.59 acres, more or less.

All of the above property being in Henry County, Missouri.

2.	JACKSON COUNTY, MISSOURI

A.	Northeast Combustion Turbines

TRACT I:

A tract of land lying in part of Lots 65, 66, 67 and 68, in the Plat of Subdivision of Lands of Joseph Guinotte in the South Fractional One-Half of Section 28, Township 50 North, Range 33 West and the North Fractional One-Half of Section 33, Township 50 North, Range 33 West, in Kansas City, Jackson County, Missouri, more particularly described as follows:

Commencing at a point in the North line of Nicholson Avenue in Kansas City, Missouri, sixty (60) feet Southwesterly of the intersection of said North line of Nicholson Avenue with the West line of Lot Sixty-four (64) in the Subdivision of Lands of Joseph Guinotte, adjoining the City of Kansas; thence Northwesterly parallel to and sixty (60) feet distant from said West line to said Lot Sixty-four (64), a distance of four hundred and ninety (490) feet to the Point of Beginning of the tract of land; thence continuing the last described course, five hundred and sixteen (516) feet, more or less, to a point, said point being one hundred (100) feet distant Southerly measured perpendicularly from the United States Harbor Line, as established by the survey of 1904; thence Southwesterly parallel with and one hundred (100) feet distant from said Harbor Line one thousand seven hundred (1700) feet to a point; thence Southeasterly making an angle of ninety (90) degrees with the last described course, six hundred (600) feet to a point; thence Northeasterly making an angle of ninety (90) degrees with the last described course one thousand five hundred and forty-three (1543) feet more or less, to a point four hundred ninety (490) feet measured at right angles from the Northerly line of Nicholson Avenue; thence Northeasterly parallel with said Nicholson Avenue and four hundred and ninety (490) feet from the Northerly line thereof three hundred and forty-four (344) feet, more or less, to the point of Beginning.

TRACT II:

A tract of land lying in parts of Lots Sixty-five (65), Sixty-six (66), Sixty-seven (67) and Sixty-eight (68) in the Plat of Subdivision of Lands of Joseph Guinotte adjoining the City of Kansas City in the South Fractional One-Half of Section Twenty-eight (28), Township Fifty (50) North, Range Thirty-three (33) West and parts of Lots Fifty-one (51), Fifty-two (52) and Fifty-three (53), if any in Hurck’s Subdivision of the Guinotte Bluff in the North Fractional One-half of Section Thirty-three (33), Township Fifty (50) North, Range Thirty-three (33) West, in Kansas City, Jackson County, Missouri, more particularly described as follows:

Commencing at a point on the Northerly line of Nicholson Avenue in Kansas City, Missouri, Sixty (60) feet Southwesterly from the intersection of said Northerly line of Nicholson Avenue with the Westerly line of Lot Sixty-four (64) in the Subdivision of Lands of Joseph Guinotte; thence Northwesterly parallel with and Sixty (60) feet distant from the Westerly line of said Lot Sixty-four (64) a distance of Four Hundred Fifty (450) feet, to a point in the Northerly right-of-way line of the Kansas City Southern Railroad Company, said point being the point of beginning of said tract of land to be described; thence in a Northwesterly direction on the last described course a distance of Forty (40) feet, said point being the Southeasterly property corner of the Kansas City Power and Light Company; thence in a Southwesterly direction making an angle of Ninety (90) degrees to last described course, on the Southerly property line of the Kansas City Power and Light Company a distance of Three Hundred Forty-two and ninety-five Hundredths (342.95) feet; thence in a Southwesterly direction making an angle of Nineteen (19) degrees, two (2) minutes, five (5) seconds, to the right from the last described course produced, and on the Southerly property line of the Kansas City Power and Light Company a distance of Fifteen Hundred Forty-four and Twenty-two Hundredths (1544.22) feet, to a point at the Southwesterly property corner of said Kansas City Power and Light Company; thence in a Southeasterly direction making an angle of Ninety (90) degrees, to last described course a distance of Four Hundred Ninety-eight and Twenty-six Hundredths (498.26) feet, to a point in the Northerly right-of-way line of the Kansas City Southern Railroad Company; thence in a Northeasterly direction on the Northerly right-of-way line of Kansas City Southern Railroad Company on a curve concave Northwesterly having a radius of Fifty-six Hundred Ten and Sixty-five Hundredths (5610.65) feet and a central angle of Nine (9) degrees, Thirteen (13) minutes, and Forty-three (43) seconds, a distance of Nine Hundred Three and Forty-nine Hundredths (903.49) feet, to a point Four Hundred Fifty (450) feet Northerly measured at right angles from the Northerly line of Nicholson Avenue; thence in a Northeasterly direction on the Northerly right-of-way line of said Kansas City Southern Railroad Company, parallel with and Four Hundred Fifty (450) feet distant Northerly from the Northerly line of Nicholson Avenue a distance of Ten Hundred Sixty-five and Forty-four Hundredths (1065.44) feet to point of beginning.

B.	Hawthorn Generating Station

Tract 1:

A parcel of land located in Sections 19, 20, 29 and 30, Township 50, Range 32, Jackson County, Missouri, consisting partly of accreted and/or relicted lands and consisting partly of lands described as parts of Lots 1, 2 and 3 of Thomas West Estate (a/k/a Commissioner’s Plat of the Estate of Thomas West), a subdivision according to the recorded plat thereof, including all that part now platted as Hawthorn Plantsite Addition, a subdivision in Kansas City, Jackson County, Missouri, which parcel of land is particularly described as follows: Beginning at a point on the West line of Section 30, Township 50, Range 32, which is 791.7 feet North of the Southwest corner of said Section 30; thence South 80 degrees 04 minutes 30 seconds East, a distance of 141.47 feet; thence to the left from the last described course at an angle of 18 degrees 33 minutes, a distance of 775.41 feet; thence to the left from the last described course at an angle of 21 degrees 44 minutes 30 seconds, a distance of 1091.55 feet; thence to the left from the last described course at an angle of 13 degrees 27 minutes 20 seconds, a distance of 1711.95 feet to a point on the South line of the Northeast Quarter of said Section 30, which is 443.18 feet East of the Southwest corner of said Northeast Quarter; thence continuing on a tangent to the last described course, a distance of 937.58 feet; thence to the left from the last described course at an angle of 46 degrees 11 minutes 30 seconds, a distance of 1808.94 feet; thence to the left from the last described course at an angle of 40 degrees 41 minutes, a distance of 1717.27 feet to a point on the East line of the Southwest Quarter of Section 19, Township 50, Range 32, which is 1114.1 feet North of the Southeast corner of said Southwest Quarter; thence to the left from the last described course at an angle of 3 degrees 09 minutes, a distance of 779.85 feet; thence to the left from the last described course at an angle of 90 degrees, a distance of 190 feet; thence to the right from the last described course at an angle of 90 degrees, a distance of 500 feet to the Northwesterly boundary line of a tract of land conveyed to Rhoda E. Hersey as described in Document No. 551976 in Book 864 at Page 619 recorded in the office of the Recorder of Deeds of Jackson County, Missouri, at Independence, Missouri, at a point 458.75 feet Southwesterly along said boundary line from the Southerly permanent right-of-way line of the Missouri River Levee; thence to the right from the last described course at an angle of 79 degrees 09 minutes, a distance of 1610.78 feet, more or less, along the Northwesterly boundary line of the tract of land conveyed to Rhoda E. Hersey as aforesaid, to the Southerly or right bank of the Missouri River; thence in a Southeasterly direction along the Southerly or right bank of the Missouri River to its intersection with a line described as follows: Beginning on the South line of the Northwest Quarter of Section 29, Township 50, Range 32, at a point 375 feet East of the Southwest corner of said Northwest Quarter; thence Northeasterly 44 degrees 13 minutes 30 seconds from the South line of the Northwest Quarter of said Section 29, a distance of 511.65 feet to a point on the Southerly permanent right-of-way line of the Missouri River Levee (hereinafter designated as Point “A”); and continuing from point “A” on a line tangent to the last described course, a distance of 950 feet, more or less, to the Southerly or right bank of the Missouri River; thence from the point of intersection of the above described line and the Southerly or right bank of the Missouri River in a Southwesterly direction along the last described course, a distance of 950 feet, more or less, to point “A”; thence continuing in the same Southwesterly direction tangent to the last described course, intersecting the South line of the Northwest Quarter of said Section 29 at a point 375 feet East of the Southwest corner of said Northwest Quarter, a distance of 1174.65 feet; thence to the right from the last described course at an angle of 90 degrees, a distance of 1063.45 feet to a point which is 1798.05 feet East and 299.76 feet North of the Southwest corner of the Northeast Quarter of Section 30, Township 50, Range 32; thence to the left from the last described course at an angle of 90 degrees, a distance of 2286.68 feet; thence to the right on a curve having a radius of 476.15 feet, a distance of 81.46 feet; thence continuing on a line tangent to the last described curve, a distance of 385.44 feet; thence to the right on a curve having a radius of 830.12 feet, a distance of 367.6 feet; thence continuing on a line tangent to the last described curve, 1941.45 feet to a point which is 642.8 feet North and 185.8 feet East of the Southwest corner of said Section 30; thence Northwesterly on a curve having a radius of 1597.7 feet, which is the Northeasterly boundary line of a 100-foot strip of land lying adjacent to the Northeasterly right-of-way line of the Missouri Pacific Railroad Company, to a point on the West line of said Section 30, which is 713.3 feet North of the Southwest corner of Section 30; thence North 78.41 feet along the West line of said Section 30 to the point of beginning.

Also A parcel of land located in Section 30, Township 50, Range 32, Jackson County, Missouri, consisting partly of lands described as parts of Lot 3 of Thomas West Estate (a/k/a Commissioner’s Plat of the Estate of Thomas West), a subdivision according to the recorded plat thereof, which parcel of land is particularly described as follows: Beginning at a point 869.65 feet East and 289 feet North of the Southwest corner of Section 30, Township 50, Range 32; thence North 58 degrees 02 minutes East, a distance of 881.14 feet to a point which is 1614.1 feet East and 760.71 feet North of the Southwest corner of said Section 30; thence South 81 degrees 23 minutes West, a distance of 1140 feet, more or less, to a point on the Northeasterly line of a 100-foot strip of land lying adjacent to the Northeasterly right-of-way line of Missouri Pacific Railroad Company; thence Southeasterly on a curve having a radius of 1597.7 feet, which is the Northeasterly boundary line of said 100-foot strip of land lying adjacent to the Northeasterly right-of-way line of Missouri Pacific Railroad Company, to the point of beginning.

Also All that part of the Southwest Quarter of Section 30, Township 50, Range 32, Jackson County, Missouri, lying Southwesterly of the right-of-way of the Missouri Pacific Railroad Company, more specifically described as: Beginning at the Southwest corner of Section 30, Township 50, Range 32; thence North along the West line of said Section, a distance of 465 feet to the Southerly line of the right-of-way of the Missouri Pacific Railroad Company; thence Southeasterly along the Southerly line of said railroad right-of-way, a distance of approximately 829 feet to the South line of said Section 30; thence West 632 feet along said South line of Section 30 to the point of beginning. Being a portion of Lot 4, Thomas West Estate (a/k/a Commissioner’s Plat of the Estate of Thomas West), a subdivision according to the recorded plat thereof.

Also A tract or parcel of land, irregular in shape, located in the East Half of Section 30 and the Southeast Quarter of Section 19, all in Township 50 North, Range 32 West, in Kansas City, Jackson County, Missouri, being more particularly described as follows: Beginning at the point of intersection of the East-West centerline of said Section 30 and the Northwesterly line of Block 4, Hawthorn Plantsite Addition, a subdivision in Kansas City, Jackson County, Missouri; thence Northeasterly along the Northwesterly line of said Block 4, a distance of 937.58 feet; thence North along the West line of Block 5 of said Hawthorn Plantsite Addition, a distance of 1808.94 feet; thence Northwesterly along the Southwesterly line of Block 5 and the Southwesterly line of Block 6 of said Hawthorn Plantsite Addition, a distance of 1040.35 feet; thence South parallel with a prolongation of the North-South centerline of said Section 30 and said line itself to the Northwesterly line of said Block 4; thence Northeasterly along the Northwesterly line of aforesaid Block 4 to the point of beginning. (All references to Blocks 4, 5 and 6, Hawthorn Plantsite Addition, are for the purpose of identification only.).

Also An irregularly shaped tract of land located in the East Half of Section 30 and the Southeast Quarter of Section 19, all in Township 50 North, Range 32 West, Jackson County, Missouri, and in Lot 2 of the Commissioner’s Plat of the Estate of Thomas West, in Kansas City, Jackson County, Missouri, being more particularly described as follows: Beginning at the intersection of the North-South centerline of said Section 30 and the Northwesterly line of Block 3 of the Hawthorn Plantsite Addition, a subdivision in Kansas City, Jackson County, Missouri; thence Northeasterly along the Northwesterly lines of Blocks 3 and 4 of said Hawthorn Plantsite Addition, 614 feet, more or less, to the most Southerly corner of a tract of land conveyed to Kansas City Power & Light Company by Southern Development Company by Warranty Deed dated December 28, 1966 and recorded as Document No. 900285 in Book 1865 at Page 682; thence North 3249.32 feet coincident with the West line of said tract of land conveyed to Kansas City Power & Light Company by Southern Development Company’s Warranty Deed dated December 28, 1966, to a point in the Southwesterly line of Block 6 of said Hawthorn Plantsite Addition; thence Northwesterly 677 feet, more or less, along the Southwesterly line of Block 6 of said Hawthorn Plantsite Addition to a point in the North-South centerline of said Section 19; thence due South coincident with the common North-South Centerline of said Sections 19 and 30, a distance of 4185.80 feet to the point of beginning.

Also An irregularly shaped tract of land in the East Half of Section 30, Township 50 North, Range 32 West, Jackson County, Missouri, and in Lots 1 and 2 of the Commissioner’s Plat of the Estate of Thomas West, in Kansas City, Jackson County, Missouri, being more particularly described as follows: Beginning at the most Southerly corner of Block 14, Hawthorn Plantsite Addition, a subdivision in Kansas City, Jackson County, Missouri; thence South 46 degrees 10 minutes 50 seconds West along the Southwesterly prolongation of the Southeasterly line of said Block 14, Hawthorn Plantsite Addition, a distance of 1139.86 feet to a point and corner; thence North 89 degrees 36 minutes 30 seconds West parallel to and 63.44 feet Northerly from the North line of the South Half of the Southeast Quarter of said Section 30, a distance of 1275.60 feet to a point 180 feet Southeasterly from as measured at right angles to the Southeasterly line of Block 3, Hawthorn Plantsite Addition; thence North 46 degrees 20 minutes 55 seconds East parallel to and 180 feet Southeasterly from the Southeasterly lines of Blocks 3 and 4, Hawthorn Plantsite Addition, for a distance of 2054.19 feet to a point and corner; thence South 43 degrees 49 minutes 10 seconds East coincident with the Southwesterly lines of Blocks 13 and 14, Hawthorn Plantsite Addition, a distance of 883.45 feet to the point of beginning.

Except that part conveyed the Bayer Corporation, by the Special Warranty Deed recorded April 21, 2000 as Document No. 2000I0025876, more particularly described as follows: All that part of the Southeast Quarter of Section 30, Township 50, Range 32, in Kansas City, Jackson County, Missouri, described as follows: Commencing at the most Easterly corner of Lot 14, Hawthorn Plantsite Addition, a subdivision in Kansas City, Jackson County, Missouri; thence South 46 degrees 10 minutes 36 seconds West, a distance of 1174.65 feet to the most Southerly corner of said Lot 14; thence continuing South 46 degrees 10 minutes 36 seconds West, a distance of 20.00 feet to the most Westerly corner of a tract of land described in a deed recorded as Document No. 673407 in Book 1222 at Page 13, at the office of the Recorder of Deeds for Jackson County, Missouri, said point being the true point of beginning of the tract of land to be herein described said point also being on the Southeasterly line of a tract of land described as Parcel “B” in a deed recorded as Document No. I-86321 in Book I-259 at Page 753; thence continuing South 46 degrees 10 minutes 36 seconds West along said Southeasterly line, a distance of 1119.73 feet to the Northeasterly corner of a tract of land described as Tract 2 in a deed recorded as Document No. I-375515 in Book I-920 at Page 1280; thence North 89 degrees 31 minutes 29 seconds West along the Northerly line of last said tract of land, a distance of 1277.57 feet (deeded 1277.86 feet) to the Southeasterly right-of-way line of the Kansas City Southern Railway Company and 180 feet from the centerline thereof; thence North 46 degrees 21 minutes 10 seconds East along said right-of-way line, a distance of 1149.99 feet; thence South 43 degrees 40 minutes 42 seconds East, a distance of 165.00 feet; thence South 72 degrees 43 minutes 58 seconds East, a distance of 41.18 feet; thence South 43 degrees 40 minutes 42 seconds East, a distance of 589.66 feet; thence North 46 degrees 14 minutes 31 seconds East, a distance of 650.00 feet; thence North 70 degrees 24 minutes 26 seconds East, a distance of 237.00 feet to the point of beginning.

and Also Except that part conveyed to the Conservation Chemical Company, a Missouri corporation, by the Quit-Claim Deed recorded as Document No. 744620 in Book 1384 at Page 219, more particularly described as follows: A tract of land that is located in the Northwest Quarter of Section 29, Township 50, Range 32, Jackson County, Missouri, that lies between the river side of the existing levee and the Southerly bank of the Missouri River and Northwesterly of the projection of the Southeasterly line of the land owned by Kansas City Power & Light Company which is described as follows: Beginning at the Southwest corner of the Northwest Quarter of Section 29, Township 50, Range 32, in Jackson County, Missouri; thence East along the South line of said Northwest Quarter Section, a distance of 375 feet; thence left in a Northeasterly direction at an angle of 44 degrees 13 minutes 30 seconds from the last described course, a distance of 665.35 feet to the point of beginning of the tract of land to be conveyed, said point of beginning being a point in the Northeasterly line of the right-of-way of the Missouri River Levee and on the Southeasterly line of the land owned by Kansas City Power & Light Company; thence continuing on a line tangent to the last described course along the projection of the Southeasterly line of the land owned by Kansas City Power & Light Company, a distance of 792 feet; thence 81 degrees 25 minutes left from the last described course, a distance of 330 feet; thence 98 degrees 35 minutes left from the last-described course, a distance of 792 feet to a point in the Northeasterly right-of-way line of the Missouri River Levee; thence Southeasterly along said levee right-of-way line to the point of beginning.

and Also Except that part in Interstate Route I-435.

and Also Except that part conveyed to Craig Outdoor Advertising, Inc., a Missouri corporation, by the Deed recorded February 25, 1998 as Document No. 98-I12108 in Book I-3147 at Page 527 and corrected by the Deed recorded January 8, 2008 as Document No. 2008E0002596, more particularly described as follows: A tract of land located in and being a part of Block 2, Hawthorn Plantsite Addition, a subdivision of land in and being a part of the Southwest Quarter of Section 30, Township 50, Range 32, Kansas City, Jackson County, Missouri, said tract more particularly described as follows: Commencing at the Southwest corner of said Quarter Section; thence North 01 degrees 56 minutes 18 seconds East, a distance of 713.20 feet to the true point of beginning of the tract to be herein conveyed; thence North 01 degrees 56 minutes 17 seconds East, a distance of 78.41 feet; thence South 77 degrees 32 minutes 06 seconds East, a distance of 142.26 feet; thence North 83 degrees 03 minutes 17 seconds East, a distance of 447.18 feet; thence South 39 degrees 15 minutes 43 seconds East, a distance of 155.34 feet; thence South 83 degrees 03 minutes 17 seconds West, a distance of 505.78 feet; thence Northwesterly along a curve to the left, having a central angle of 07 degrees 07 minutes 37 seconds and a radius of 1597.70 feet, a distance of 198.73 feet to the point of termination.

Tract 2:

A tract of land located in the West Half of Section 19 and Section 30, Township 50, Range 32, in Kansas City, Jackson County, Missouri, more particularly described as follows: Commencing at the Northeast corner of Tract “A” of Executive Park, Fifteenth Plat, according to the recorded plat thereof; thence North 87 degrees 41 minutes 33 seconds West, along the North line of said Tract “A”, a distance of 358.07 feet; thence North 02 degrees 18 minutes 57 seconds East, a distance of 110.00 feet; thence South 87 degrees 41 minutes 03 seconds East, a distance of 134.64 feet to the point of beginning; thence North 01 degrees 55 minutes 27 seconds East, a distance of 3023.92 feet (3026.33 feet deeded); thence South 41 degrees 55 minutes 33 seconds East, a distance of 347.70 feet (348.17 feet deeded); thence North 47 degrees 59 minutes 22 seconds East, a distance of 189.96 feet (North 48 degrees 04 minutes 27 seconds East, 190.00 feet deeded); thence South 42 degrees 01 minutes 09 seconds East, a distance of 799.45 feet (South 41 degrees 55 minutes 33 seconds East, 799.85 feet deeded); thence South 38 degrees 46 minutes 33 seconds East, a distance of 0.28 feet; thence South 01 degrees 55 minutes 25 seconds West (South 01 degrees 55 minutes 27 seconds West deeded), a distance of 2335.51 feet; thence North 87 degrees 41 minutes 03 seconds West, a distance of 932.68 feet to the point of beginning.

C.	Dodson Service Center

Tract 1:

All that part of the Southeast Quarter of the Northwest Quarter of Section 22, Township 48, Range 33, in Kansas City, Jackson County, Missouri, described as follows:

Beginning at point 380 feet East of the Northwest corner of said Quarter Quarter Section; thence South and parallel with the West line of said Quarter Quarter Section, 600 feet; thence West and parallel with the North line of said Quarter Quarter Section, 380 feet to the West line of said Quarter Quarter Section; thence South along the West line of said Quarter Quarter Section approximately 724 feet to the Southwest corner of said Quarter Quarter Section; thence East along the South line of said Quarter Quarter Section, 440 feet; thence North and parallel with the West line of said Quarter Quarter Section approximately 1324 feet to the North line of said Quarter Quarter Section; thence West along the North line of said Quarter Quarter Section, 60 feet to the point of beginning, Except that part in roads, and further Except that part conveyed to the City of Kansas City by the Warranty Deed recorded August 19, 2009 as Document No. 2009E0083367, more particularly described as follows: A tract of land in the Southeast Quarter of the Northwest Quarter of Section 22, Township 48 North, Range 33 West of the Fifth Principal Meridian, in the City of Kansas City, Jackson County, Missouri, said tract being more particularly described as follows: (Note: The bearing system in the following description is based on Grid North, Missouri Coordinate System of 1983, West Zone). Commencing at the Northwest corner of the Southeast Quarter of the Northwest Quarter of said Section 22; thence South 86 degrees 43 minutes 56 seconds East, 440.00 feet, along the North line of the Southeast Quarter of the Northwest Quarter of said Section 22, to the Northeast corner of a certain tract of land conveyed by Warranty Deed recorded in Book 4896 at Page 275; thence South 02 degrees 09 minutes 26 seconds West, 1,021.04 feet along the East line of said certain tract of land conveyed by Warranty Deed recorded in Book 4896 at Page 275, to the true point of beginning; thence South 02 degrees 09 minutes 26 seconds West, 300.79 feet along said East line, to a point on the South line of the Southeast Quarter of the Northwest Quarter of said Section 22; thence North 86 degrees 45 minutes 16 seconds West, 243.69 feet along said South line; thence North 22 degrees 48 minutes 46 seconds East, 51.77 feet; thence North 30 degrees 30 minutes 47 seconds East, 98.04 feet; thence North 32 degrees 35 minutes 40 seconds East, 195.33 feet; thence South 82 degrees 52 minutes 00 seconds East, 80.17 feet to the true point of beginning of the tract herein described.

Tract 2:

The South Half of the Southwest Quarter of the Northwest Quarter of Section 22, Township 48, Range 33, in Kansas City, Jackson County, Missouri, Except that part of said premises as follows: Beginning at a point on the centerline of Prospect Avenue 580 feet South of the centerline of 85th Street; thence East parallel to the centerline of 85th Street, 264.35 feet; thence South parallel to the centerline of Prospect Avenue, 287.95 feet to the centerline of a public road; thence on a curve to the right along the centerline of said road, 355 feet to a point in the centerline of Prospect Avenue, 80 feet South to the point of beginning; thence North to the point of beginning; and further Except also that part conveyed to William D. Shelby and Veda N. Shelby described as follows: Beginning at the point of intersection of the present West line of Prospect Avenue, also known as Grandview Road, with the South line of said Southwest Quarter of the Northwest Quarter, said point being approximately 495 feet East of the Southwest corner of said Southwest Quarter of the Northwest Quarter; thence West 130 feet; thence North 95 feet; thence East approximately 130 feet to said present line of Prospect Avenue, also known as Grandview Road; thence Southerly along said West line of Prospect Avenue, also known as Grandview Road, to beginning, and further Except that part in roads.

D.	Southeast Service Center (FKA Raytown Road Service Center).

All of Lot 1, Kansas City Power and Light Southeast Campus, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof

E.	Manchester Service Center

Tract 1:

A tract or parcel of land located in the South Half of the Southwest Quarter of the Southwest Quarter of Section 23, Township 50 North, Range 33 West, and in the North Half of the Northwest Quarter of Section 26, Township 50 North, Range 33 West, Kansas City, Jackson County, Missouri, being more particularly described as follows: Beginning at the Southwest corner of said Section 23, said corner also being the Northwest corner of said Section 26; thence Northerly along the West line of said Section 23, for a distance of 20 feet to a point; thence Easterly along a line 20 feet from and parallel to the South line of said Section 23 (or North line of said Section 26) for a distance of 1,235 feet to a point; thence in a Southeasterly direction on a straight line to the Southeast corner of the Southwest Quarter of the Southwest Quarter of said Section 23 to a point; thence Easterly along the South line of said Section 23 to a point 50 feet Southwesterly from and perpendicular to the centerline of Chouteau Trafficway, formerly Manchester Trafficway, as now established; thence Southeasterly along a line 50 feet Southwesterly from and parallel to said centerline of Chouteau Trafficway, a distance of 373.4 feet to a point; thence Southwesterly at a right angle to said centerline of Chouteau Trafficway for a distance of 23 feet to a point; thence in a Northwesterly direction along a curve to the left, having a radius of 744.5 feet to a point 40 feet Southerly of the Northeast corner of the Northwest Quarter of the Northwest Quarter of said Section 26, as measured along the East line of the Northwest Quarter of the Northwest Quarter of said Section 26; thence Westerly along a line 40 feet from and parallel to the North line of said Section 26 to the West line of said Section 26; thence Northerly along said West line of Section 26 for a distance of 40 feet to the point of beginning. Excepting therefrom the West 400 feet of the above described.

Tract 2:

That part of the South 100 feet of the North 140 feet of the North Half of the Northwest Quarter of Section 26, Township 50 North, Range 33 West in Kansas City, Jackson County, Missouri which lies East of a line which is 400 feet East of and parallel with the West line of said Northwest Quarter and which lies Southerly and Westerly of Chouteau Trafficway and Southerly and Westerly of the following described line: Commencing at the intersection of the North line of said Quarter Section with the Southwesterly right-of-way line of Chouteau Trafficway as now established; thence Southeasterly along said right-of-way line, a distance of 373.4 feet to the point of beginning of said line; thence Southwesterly at a right angle to said centerline of Chouteau Trafficway for a distance of 23 feet to a point; thence in a Northwesterly direction along a curve to the left, having a radius of 744.5 feet to a point 40 feet Southerly of the Northeast corner of the Northwest Quarter of the Northwest Quarter of said Section 26, as measured along the East line of the Northwest Quarter of the Northwest Quarter of said Section 26, being the termination point of said line.

Tract 3:

All that part of the Northwest Quarter of Section 26, Township 50 North, Range 33 West, in Kansas City, Jackson County, Missouri, being more particularly described as follows: Beginning at a point which is 20 feet East and 140 feet South of the Northwest corner of Section 26, Township 50 North, Range 33 West in Kansas City, Jackson County, Missouri; thence due East parallel to the North line of said Section 26, a distance of 1530.3 feet; thence

Southeasterly, a distance of 243.52 feet on a circular curve having a radius of 744.5 feet to a point which is 1739.42 feet East of the West line of Section 26 and 303.31 feet South of the North line of Section 26; thence North 51 degrees 21 minutes East, a distance of 5 feet; thence South 38 degrees 38 minutes 30 seconds, a distance of 942.02 feet to a point which is 2328.25 feet East of the West line and 1038.62 feet South of the North line of Section 26; thence South 29 degrees 08 minutes 30 seconds East, a distance of 210.25 feet to a point which is 209.4 feet West of the North-South centerline of Section 26 and 100 feet North of the South line of the North Half of the Northwest Quarter of Section 26; thence West, a distance of 2412.12 feet to a point which is 20 feet East of the West line of Section 26, and 100 feet North of the South line of the North Half of the Northwest Quarter of Section 26; thence North, a distance of 1082 feet to the point of beginning.

Except that part thereof conveyed to Rice-Carden Corporation, in the document recorded June 6, 1990 as Document No. K-930682 in Book K-2036 at Page 62, more particularly described as follows: A tract of land 100 feet in width, the centerline of which is described as follows: Beginning on the West line of Section 26, Township 50 North, Range 33 West, at a point 90 feet South of the North line of said Section 26; thence East, parallel with the said North line of Section 26, a distance of 400 feet.

and Except that part thereof described as follows: All that part of the North Half of the Northwest Quarter of Section 26, Township 50 North, Range 33 West, in Kansas City, Jackson County, Missouri, described as follows: Beginning at a point which is 20 feet East of the West line and 100 feet North of the South line of the North Half of the Northwest Quarter of said Section 26; thence North, parallel with the West line of said Half Quarter Section, a distance of 260 feet; thence East parallel with the South line of said Half Quarter Section, a distance of 335 feet; thence South, parallel with the West line of said Half Quarter Section, a distance of 260 feet; thence West, parallel with the South line of said Half Quarter Section, a distance of 335 feet to the point of beginning.

3.	PLATTE COUNTY AND CLAY COUNTY, MISSOURI

A.	Northland Service Center

All of Lot 1, K C P L Northland Service Center, Second Plat, a subdivision in Kansas City, Clay County and Platte County, Missouri, according to the recorded plat thereof.

C.	Iatan Generating Station

KANSAS CITY POWER & LIGHT COMPANY’S UNDIVIDED TENANT IN COMMON PERCENTAGE INTEREST, AS FROM TIME TO TIME CONSTITUTED, IN THE JOINT FACILITIES AS GOVERNED BY THE AGREEMENT(S):

TRACT 1:

A TRACT OF LAND COMPRISED OF ALL OR PART OF FRACTIONAL SECTIONS 18, 19, 29, 30 AND 32, TOWNSHIP 54 NORTH, RANGE 36 WEST OF THE FIFTH PRINCIPAL MERIDIAN, AND ALL OR PART OF FRACTIONAL SECTIONS 13, 24, 25, AND 26, TOWNSHIP 54 NORTH, RANGE 37 WEST OF THE FIFTH PRINCIPAL MERIDIAN AND A PART OF FRACTIONAL SECTION 5, TOWNSHIP 53 NORTH, RANGE 36 WEST AS SAID SECTIONS WERE SURVEYED AND SHOWN ON THE ORIGINAL U. S. GOVERNMENT SURVEYS OF THE STATE OF MISSOURI, ALSO ALL OR PART OF FRACTIONAL SECTIONS 5, 6, 7, 8, 9, 16 AND 17, TOWNSHIP 7 SOUTH, RANGE 22 EAST OF THE SIXTH PRINCIPAL MERIDIAN AS SAID SECTIONS WERE SURVEYED AND SHOWN ON THE ORIGINAL U. S. GOVERNMENT SURVEYS OF THE TERRITORY OF KANSAS, ALSO CERTAIN ACCRETED AND RELICTED LANDS AND FORMER RIVER BED; ALL NOW BEING IN PLATTE COUNTY IN THE STATE OF MISSOURI AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: (NOTE: THE BEARINGS IN THIS DESCRIPTION ARE BASED ON, OR HAVE BEEN CONVERTED TO CONFORM TO, THE MISSOURI COORDINATE SYSTEM, WEST ZONE) BEGINNING AT THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 54 NORTH, RANGE 36 WEST; THENCE NORTH 89° 49’ 28” EAST ALONG SAID

SOUTH LINE A DISTANCE OF 928.4 FEET; THENCE NORTH 00° 34’ 33’’ EAST PARALLEL WITH THE WEST LINE OF SAID QUARTER SECTION, 2672.30 FEET, MORE OR LESS TO A POINT ON THE SOUTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 32; THENCE CONTINUING NORTH 00° 34’ 33” EAST 432.26 FEET; THENCE SOUTH 89° 19’ 03” EAST, PARALLEL WITH THE SOUTH LINE OF SAID NORTHEAST QUARTER SECTION 1716.0 FEET TO A POINT ON THE EAST LINE OF SAID SECTION 32; THENCE NORTH 00° 34’ 33” EAST ALONG SAID EAST LINE 883.99 FEET, MORE OR LESS, TO THE SOUTHWESTERLY LINE OF THE RIGHT OF WAY OF MISSOURI STATE HIGHWAY NO. 45; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY RIGHT OF WAY LINE THROUGH PARTS OF SAID SECTIONS 32, 29, 30 AND 19, IN TOWNSHIP 54, RANGE 36, OVER THE NEXT TWENTY-NINE COURSES:

NORTH 45° 03’ 24” WEST 2772.21 FEET; THENCE SOUTH 44° 56’ 36” WEST 5.0 FEET; THENCE NORTH 45° 03’ 24” WEST 700.0 FEET; THENCE NORTH 44° 56’ 36” EAST 5.0 FEET; THENCE NORTH 45° 03’ 24” WEST 466.0 FEET; THENCE NORTHWESTERLY ALONG A CURVE TO THE RIGHT, TANGENT TO THE LAST DESCRIBED COURSE AND HAVING A RADIUS OF 5,769.58 FEET, AN ARC DISTANCE OF 506.81 FEET; THENCE NORTH 40° 01’ 24” WEST 2729.8 FEET; THENCE SOUTH 49° 58’ 36” WEST 5.0 FEET; THENCE NORTH 40° 01’ 24” WEST 1625.9 FEET; THENCE NORTHWESTERLY ALONG A CURVE TO THE RIGHT, TANGENT TO THE LAST DESCRIBED COURSE AND HAVING A RADIUS OF 11,504.2 FEET, AN ARC DISTANCE OF 579.01 FEET; THENCE NORTH 37° 08’ 24” WEST 340.1 FEET; THENCE SOUTH 52° 51’ 36” WEST 25.0 FEET; THENCE NORTH 37° 08’ 24” WEST 100.0 FEET; THENCE NORTH 52° 51’ 36” EAST 25.0 FEET; THENCE NORTH 37° 08’ 24” WEST 1587.51 FEET; THENCE SOUTH 49° 41’ 36” WEST 10.01 FEET; THENCE NORTH 37° 08’ 24” WEST 610.64 FEET; THENCE NORTHWESTERLY ON A CURVE TO THE RIGHT, TANGENT TO THE LAST DESCRIBED COURSE AND HAVING A RADIUS OF 11,514.2 FEET, AN ARC LENGTH OF 855.13 FEET; THENCE NORTH 89° 08’ 24” WEST 6.02 FEET; THENCE NORTHWESTERLY ON A CURVE TO THE RIGHT, TANGENT TO THE LAST DESCRIBED COURSE AND HAVING A RADIUS OF 11,519.2 FEET, AN ARC DISTANCE OF 45.67 FEET; THENCE NORTH 32° 38’ 24” WEST 1699.4 FEET; THENCE NORTH 57° 21’ 36” EAST 5.0 FEET; THENCE NORTH 32° 38’ 24” WEST 350.0 FEET; THENCE NORTH 57° 21’ 36” EAST 5.0 FEET; THENCE NORTH 32° 38’ 24” WEST 748.09 FEET; THENCE NORTH 89° 38’ 24” WEST 119.24 FEET; THENCE NORTH 32° 38’ 24” WEST 95.38 FEET; THENCE SOUTH 89° 38’ 24” EAST 119.24 FEET; THENCE NORTH 32° 38’ 24” WEST 56.55 FEET TO THE SOUTH LINE OF SAID SECTION 18, TOWNSHIP 54 NORTH, RANGE 36 WEST, AT A POINT 750.65 FEET EASTERLY ALONG SAID SECTION LINE FROM THE SOUTHWEST CORNER OF SAID SECTION; THENCE SOUTH 89° 38’ 24” EAST ALONG SAID SOUTH LINE 331.43 FEET TO THE SOUTHWESTERLY LINE OF AN OLD COUNTY ROAD; THENCE ALONG SAID SOUTHWESTERLY LINE OVER THE NEXT SIX COURSES; NORTH 27° 32’ 56” WEST, 122.55 FEET; THENCE NORTH 28° 54’ 56” WEST, 349.13 FEET; THENCE NORTH 30° 34’ 56” WEST, 983.34 FEET; THENCE NORTH 23° 18’ 56” WEST, 238.91 FEET; THENCE NORTH 30° 18’ 56” WEST, 452.35 FEET; THENCE NORTH 25° 30’ 56” WEST 48.53 FEET TO A POINT ON THE EAST LINE OF SAID SECTION 13, TOWNSHIP 54 NORTH, RANGE 37 WEST; THENCE SOUTH 00° 22’ 26” WEST ALONG SAID EAST LINE, 574.06 FEET TO THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF THE BURLINGTON NORTHERN, INC. (FORMERLY THE CHICAGO BURLINGTON & QUINCY RAILROAD COMPANY), THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE 759.31 FEET, THENCE CONTINUING ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE NORTH 25° 28’ 04” WEST 634.46 FEET, THENCE DEPARTING FROM SAID RIGHT-OF-WAY LINE SOUTH 70° 22’ 26” WEST 2245.96 FEET; THENCE SOUTH 11° 37’ 34” EAST 435.6 FEET; THENCE NORTH 71° 22’ 26” EAST 253.44 FEET; THENCE SOUTH 85° 37’ 34” EAST 876.48 FEET; THENCE SOUTH 00° 52’ 26” WEST 1547.04 FEET; THENCE NORTH 72° 52’ 26” EAST 238.28 FEET, TO A POINT ON THE WEST LINE OF LOT 5 OF THE NORTHEAST FRACTIONAL 1⁄4 OF SAID SECTION 24, TOWNSHIP 54 NORTH, RANGE 37 WEST; THENCE SOUTH 00° 22’ 26” WEST ALONG THE WEST LINE OF SAID LOT 5 (ALSO REFERRED TO AS THE WEST LINE OF THE EAST 1⁄2 OF THE NORTHEAST 1⁄4 OF SAID SECTION) AND THE SOUTHERLY PROLONGATION THEREOF, 2488.10 FEET TO THE EASTERLY

PROLONGATION OF THE NORTH LINE OF THE SOUTHWEST FRACTIONAL 1⁄4 OF SAID SECTION 24; THENCE SOUTH 89° 23’ 37” WEST ALONG SAID PROLONGATION 928.79 FEET TO A POINT WHICH IS 3055 FEET EASTERLY ALONG SAID NORTH LINE AND PROLONGATION, FROM THE NORTHWEST CORNER OF SAID SOUTHWEST FRACTIONAL QUARTER SECTION; THENCE SOUTH 34° 17’ 44” WEST 3252.40 FEET TO A POINT ON THE EASTERLY PROLONGATION OF THE SOUTH LINE OF SAID SECTION 24 AT A POINT 1265 FEET EASTERLY ALONG SAID LINE FROM THE SOUTHWEST CORNER OF SAID SECTION; THENCE SOUTH 89° 15’ 20” EAST ALONG SAID EASTERLY PROLONGATION 2169.14 FEET TO THE NORTH-SOUTH CENTER LINE OF SAID SECTION 6, TOWNSHIP 7 SOUTH, RANGE 22 EAST, AS SAID CENTER LINE IS LOCATED BY DECREE OF THE SUPREME COURT OF THE UNITED STATES ENTERED JUNE 5, 1944 AND REPORTED IN 64 SUPREME COURT REPORTER AT PAGE 1202-1208; THENCE SOUTH 00° 22’ 09” EAST ALONG THE SOUTHERLY PROLONGATION OF SAID LINE 2474.31 FEET TO THE NORTHWEST CORNER OF THE NORTHEAST QUARTER OF FRACTIONAL SECTION 7, TOWNSHIP 7 SOUTH, RANGE 22 EAST, THE SAME BEING THE SOUTHEAST CORNER OF A TRACT OF LAND CONVEYED TO GARY ASHPAUGH AND MARY ASHPAUGH, HUSBAND AND WIFE, BY GENERAL WARRANTY DEED, FILED FOR RECORD ON THE 8TH DAY OF JUNE 1973 AND RECORDED AS DOCUMENT NO. 43211 IN BOOK 416 AT PAGE 430; THENCE NORTH 89° 58’ 25” WEST ALONG THE SOUTH LINE OF SAID TRACT, 3118.5 FEET TO THE SOUTHWEST CORNER OF SAID ASHPAUGH TRACT, SAID CORNER ALSO BEING ON A LINE DESCRIBED IN A BOUNDARY LINE AGREEMENT RECORDED ON JULY 3, 1968 AS DOCUMENT NO. 20330 IN BOOK 311 AT PAGE 83 IN THE OFFICE OF THE RECORDER OF DEEDS FOR PLATTE COUNTY; THENCE SOUTH 0° 55’ 37” WEST (RECORD SOUTH 0° 28’ WEST) 339.04 FEET; THENCE NORTH 89° 04’ 23” WEST (RECORD NORTH 89° 49’ WEST) ALONG SAID BOUNDARY LINE 877.2 FEET; THENCE SOUTH 00° 55’ 37” WEST (RECORD SOUTH 00° 28’ WEST) ALONG SAID BOUNDARY LINE 2383.41 FEET TO A MONUMENTED MEANDER POINT ON THE NORTHERLY HIGHBANK OF THE MISSOURI RIVER (WHICH SAID MONUMENTED MEANDER POINT IS THE BEGINNING POINT OF THE NEXT SIX MEANDER LINE COURSES WHICH RUN APPROXIMATELY PARALLEL TO A PORTION OF THE ACTUAL BOUNDARY AS FOLLOWS: (1) SOUTH 68° 53’ 41” EAST, 2169.12 FEET (2) SOUTH 76° 18’ 33” EAST, 1644.66 FEET (3) SOUTH 72° 24’ 55” EAST, 2300.96 FEET (4) SOUTH 63° 59’ 58” EAST, 1078.11 FEET (5) SOUTH 54° 07’ 46” EAST, 2940.56 FEET (6) SOUTH 35° 45’ 15” EAST, 2149.20 FEET TO A POINT ON THE WESTERLY PROLONGATION OF THE SOUTH LINE OF SAID SECTION 32, TOWNSHIP 54, RANGE 36; THE LAST SAID MEANDER POINT BEARING SOUTH 89° 49’ 28” WEST ALONG SAID SOUTH LINE AND WESTERLY PROLONGATION THEREOF A DISTANCE OF 3669.29 FEET FROM THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF SAID SECTION 32); THENCE FROM SAID MONUMENTED MEANDER POINT SOUTH 00° 55’ 37” WEST, TO THE LOW WATER LINE ON THE LEFT OR NORTHERLY SHORE OF THE MISSOURI RIVER; THENCE SOUTHEASTERLY ALONG THE LOW WATER LINE TO A POINT ON THE WESTERLY PROLONGATION OF A LINE THAT IS 7371 FEET NORTH OF AND PARALLEL TO THE SOUTH LINE OF THE NORTHEAST QUARTER OF SECTION 8, TOWNSHIP 53, RANGE 36; THENCE LEAVING SAID LOW WATER LINE NORTH 89° 49’ 28” EAST ALONG SAID PARALLEL LINE TO A POINT THAT IS 2400 FEET WEST OF THE EAST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 5; THENCE SOUTH 24° 05’ 32” EAST 228.63 FEET; THENCE NORTH 89° 49’ 28’’ EAST, 1052.17 FEET TO A POINT 1255 FEET WEST OF THE EAST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 5, TOWNSHIP 53 NORTH, RANGE 36 WEST AND 7162 FEET NORTH OF THE SOUTH LINE OF THE NORTHEAST QUARTER OF SECTION 8, TOWNSHIP 53 NORTH, RANGE 36 WEST, SAID POINT BEING A POINT ON A CURVE; THENCE NORTHWESTERLY ALONG SAID CURVE TO THE LEFT HAVING A RADIUS OF 4677.31 FEET (DEED) AND 4583.66 FEET (AS SURVEYED) TO A POINT ON THE SOUTH LINE OF SECTION 32 AT A DISTANCE OF 1461.66 FEET WESTERLY ALONG SAID SOUTH LINE FROM THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF SAID SECTION 32; THENCE NORTH 89° 49’ 28” EAST ALONG SAID SOUTH SECTION LINE 1461.66 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED TRACT OF LAND:

A TRACT OF LAND BEING PART OF THE NORTHEAST QUARTER OF SECTION 32, TOWNSHIP 54 NORTH, RANGE 36 WEST OF THE FIFTH PRINCIPAL MERIDIAN, PLATTE COUNTY, MISSOURI, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID NORTHEAST QUARTER; THENCE S 00°43’09” W ALONG THE EAST LINE OF SAID NORTHEAST QUARTER A DISTANCE OF 1738.87 FEET TO THE POINT OF BEGINNING OF THE TRACT OF LAND TO BE DESCRIBED; THENCE CONTINUING S 00°43’09” E ALONG SAID EAST LINE A DISTANCE OF 228.84 FEET; THENCE N 88°32’30” W A DISTANCE OF 23.25 FEET; THENCE N 01°18’46” E A DISTANCE OF 78.38 FEET; THENCE ON CURVE TO THE RIGHT, TANGENT TO THE LAST DESCRIBED COURSE, HAVING A RADIUS OF 530.00 FEET AND AN ARC LENGTH OF 152.42 FEET TO THE POINT OF BEGINNING.

TRACT 2:

A STRIP OF LAND ONE ROD WIDE OFF THE NORTH SIDE OF THE NORTHEAST QUARTER OF SECTION 5, TOWNSHIP 53, RANGE 36, ALL IN PLATTE COUNTY, MISSOURI.

TRACT 3:

THE EAST 105 ACRES OF THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 54 N, RANGE 36 W, DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF SECTION 32, THENCE NORTH 40.10 CHAINS, MORE OR LESS, TO THE QUARTER SECTION LINE, THENCE WEST 26 CHAINS, THENCE SOUTH 40.625 CHAINS, MORE OR LESS, TO THE QUARTER SECTION LINE, THENCE EAST 26 CHAINS TO THE PLACE OF BEGINNING. ALSO, PART OF THE NORTHEAST QUARTER OF SAID SECTION 32, TOWNSHIP 54 N, RANGE 36 W, DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF SECTION 32 AND RUNNING NORTH 4.25 CHAINS, THENCE WEST 40.07 CHAINS, MORE OR LESS, TO THE QUARTER SECTION LINE, THENCE SOUTH 4.25 CHAINS, THENCE EAST 40.07 CHAINS TO THE PLACE OF BEGINNING, AND ALSO, ALL THAT PART OF THE NORTHEAST 1⁄4 OF SECTION 32, TOWNSHIP 54 NORTH, RANGE 36 WEST, IN PLATTE COUNTY, MISSOURI, DESCRIBED AS FOLLOWS: (NOTE: THE BEARINGS IN THIS DESCRIPTION ARE BASED ON THE MISSOURI COORDINATE SYSTEM WEST ZONE): FROM THE SOUTHWEST CORNER OF THE NORTHEAST 1⁄4 OF SAID SECTION 32, MEASURE SOUTH 89°19’03” EAST ALONG THE SOUTH LINE OF SAID 1⁄4 SECTION 928.4 FEET; THENCE NORTH 00°34’33” EAST, 280.5 FEET TO THE POINT OF BEGINNING OF THE TRACT DESCRIBED HEREIN; THENCE CONTINUE NORTH 00°34’33” EAST 151.76 FEET; THENCE SOUTH 89° 19’ 03” EAST, 1716.0 FEET TO THE EAST LINE OF SAID 1⁄4 SECTION; THENCE SOUTH 00° 34’ 33” WEST ALONG SAID EAST LINE 151.76 FEET; THENCE NORTH 89°19’03” WEST, PARALLEL WITH THE SOUTH LINE OF SAID 1⁄4 SECTION 1716.0 FEET TO THE POINT OF BEGINNING.

TRACT 4:

A TRACT OF LAND BEING PART OF THE NORTHWEST QUARTER OF SECTION 33, TOWNSHIP 54 NORTH, RANGE 36 WEST OF THE FIFTH PRINCIPAL MERIDIAN, PLATTE COUNTY, MISSOURI, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID NORTHWEST QUARTER; THENCE S 00°43’09” W ALONG THE WEST LINE OF SAID NORTHWEST QUARTER A DISTANCE OF 1341.43 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF MISSOURI ROUTE 45 AND THE POINT OF BEGINNING OF THE TRACT OF LAND TO BE DESCRIBED; THENCE S 44°52’51” E ALONG SAID SOUTH RIGHT-OF-WAY

LINE A DISTANCE OF 196.89 FEET; THENCE S 16°33’05” W A DISTANCE OF 43.05 FEET; THENCE ON CURVE TO THE LEFT HAVING AN INITIAL TANGENT BEARING OF S 45°07’33” W, A RADIUS OF 530.00 FEET AND AN ARC LENGTH OF 255.99 FEET TO A POINT ON THE WEST LINE OF SAID NORTHWEST QUARTER; THENCE N 00°43’09” E ALONG SAID WEST LINE A DISTANCE OF 397.44 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT FROM THE ABOVE DESCRIBED TRACTS 1, 2, 3 AND 4, ALL THAT PART OF THE FOLLOWING DESCRIBED LAND CONTAINED WITHIN THE ABOVE SAID TRACTS, IF ANY, AS DESCRIBED IN AND CONVEYED BY QUIT CLAIM DEEDS FILED IN BOOK 1131, PAGE 995; BOOK 1150, PAGE 823; BOOK 1160, PAGE 627; AND BOOK 1160, PAGE 628.

TRACT 5:

A FRACTIONAL PART OF THE NORTHWEST QUARTER OF SECTION 5, TOWNSHIP 53 NORTH, RANGE 36 WEST, AND THE ACCREATIONS AND RELICTION THERETO ALL IN PLATTE COUNTY, MISSOURI, MORE ACCURATELY DESCRIBED AS FOLLOWS:

A TRACT OF LAND IN THE NORTHWEST QUARTER OF FRACTIONAL SECTION 5, TOWNSHIP 53 NORTH, RANGE 36 WEST IN PLATTE COUNTY, MISSOURI, LYING EASTERLY OF THE CENTERLINE OF THE HARPST CHUTE AS THE FORMER MISSOURI RIVER SLOUGH IS COMMONLY KNOWN, REFERENCED AND DESCRIBED AS BEING THE EASTERLY LINE OF TRACT 12 IN THE WARRANTY DEED RECORDED AS DOCUMENT NO. 005497 IN THE OFFICE OF THE RECORDER OF DEEDS FOR SAID COUNTY AND STATE IN BOOK 967, PAGE 517, THE AFORESAID TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF THE NORTHWEST QUARTER (NORTH QUARTER CORNER) OF SAID SECTION 5; THENCE SOUTH 89 DEGREES 48 MINUTES 36 SECONDS WEST ALONG THE NORTH LINE OF THE NORTHWEST QUARTER OF SAID SECTION 5, A DISTANCE OF 1,155.67 FEET TO THE CENTERLINE OF SAID HARPST SHUTE, BEING ALSO A POINT ON THE EASTERLY LINE OF TRACT 12 AS DESCRIBED IN THE AFORESAID WARRANTY DEED; THENCE SOUTHEASTERLY ALONG THE CENTERLINE OF SAID HARPST CHUTE, BEING ALSO ALONG THE EASTERLY LINE OF TRACT 12 AS DESCRIBED IN THE AFORESAID WARRANTY DEED, THE FOLLOWING COURSES AND DISTANCES; THENCE SOUTH 42 DEGREES 32 MINUTES 07 SECONDS EAST, 474.90 FEET; THENCE SOUTH 41 DEGREES 58 MINUTES 07 SECONDS EAST, 1,227.61 FEET TO A POINT ON THE EAST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 5; THENCE NORTH 00 DEGREES 37 MINUTES 09 SECONDS EAST, DEPARTING FROM THE CENTERLINE OF SAID HARPST CHUTE AND THE EASTERLY LINE OF TRACT 12 AS DESCRIBED IN SAID WARRANTY DEED, BEING NOW ALONG THE EAST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 5, A DISTANCE OF 1,266.58 FEET TO THE POINT OF BEGINNING.

SUBJECT TO THE EFFECT OF THE LACK OF SUFFICIENT AND ACCURATE LEGAL DESCRIPTIONS AND OTHER TITLE MATTERS CONTAINED THROUGHOUT THE CHAIN OF TITLE IN: (A) DEED RECORDED JANUARY 30, 1904 IN BOOK 51, PAGE 634, MAGGIE SMITH, ADMINISTRATRIX OF THE ESTATE OF JAMES A. SMITH, DEEDED TO C. J. ROSS PROPERTY DESCRIBED AS “23 ACRES, PART OF THE NORTHWEST QUARTER OF SECTION (5) IN TOWNSHIP 53 OF RANGE 36” AND RESERVED A LIFE ESTATE; (B) WARRANTY DEED RECORDED IN BOOK 88, PAGE 338, C. J. ROSS DEEDED PROPERTY TO CARL O. ROSS DESCRIBED AS “A FRACTIONAL PART OF THE NW 1/4 SECTION 5, TWP 53 RANGE 36 AND THE ACCRETIONS THERETO” AND WAS ALSO SUBJECT TO THE LIFE ESTATE OF MAGGIE SMITH; (C) FINAL SETTLEMENT ON THE ESTATE OF CARL O. ROSS, DECEASED, RECORDED NOVEMBER 14, 1956 IN BOOK 200, PAGE 81 DISTRIBUTED PROPERTY TO MARY KRUSOR FELLING

AND NANABEL ROSS DUNCAN DESCRIBED AS “A FRACTIONAL PART OF THE NORTHWEST QUARTER OF SECTION FIVE (5), TOWNSHIP FIFTY-THREE (53), RANGE THIRTY-SIX (36) AND THE ACCRETIONS THERETO.”; (D) QUIT CLAIM DEEDS RECORDED DECEMBER 14, 2000 IN BOOK 0937, PAGE 0031 AND BOOK 0937, PAGE 0032 FROM NANABEL R. DUNCAN, A SINGLE PERSON, AND MARY K. FELLING, A SINGLE PERSON, TO THOMAS N. JOHNSON AND STEVEN P. SHUTTY, DESCRIBED AS “A FRACTIONAL PART OF THE NORTHWEST QUARTER OF SECTION FIVE (5), TOWNSHIP FIFTY-THREE (53), RANGE THIRTY-SIX (36) AND THE ACCRETIONS THERETO, ALL IN PLATTE COUNTY, MISSOURI.”.

TRACT 6:

BEGINNING AT A POINT ONE ROD SOUTH OF THE NORTHEAST CORNER OF THE NORTHEAST QUARTER OF SECTION 5, TOWNSHIP 53, RANGE 36, AND RUNNING THENCE SOUTH 41 2/3 RODS; THENCE WEST 160 RODS TO THE WEST LINE OF SAID QUARTER SECTION; THENCE NORTH 41 2/3 RODS TO THE NORTHWEST CORNER OF SAID QUARTER SECTION LESS ONE ROD; THENCE EAST 160 RODS TO THE PLACE OF BEGINNING, ALL IN PLATTE COUNTY, MISSOURI, EXCEPT THAT PART LYING WITHIN THE RAILROAD AND EXCEPT THAT PART IN ROADS AND ROAD RIGHT OF WAYS, IF ANY.

ELECTRIC PLANTS AND SYSTEMS

All electric generating plants and electric transmission and distribution systems of the Company situated in Bates, Buchanan, Carroll, Cass, Chariton, Clay, Cooper, Henry, Howard, Jackson, Johnson, Lafayette, Livingston, Pettis, Platte, Randolph, Ray, and Saline Counties in the State of Missouri and Allen, Anderson, Atchison, Bourbon, Coffey, Douglas, Ford, Franklin, Johnson, Leavenworth, Linn, Lyons, Miami, Osage, Shawnee, and Wyandotte Counties in the State of Kansas, including all power houses, buildings, reservoirs, pipe lines, structures, boilers, turbines, generators, dynamos, motors, engines, condensers, pipes, conduits, switches, transformers, insulators, towers, poles, wires, meters, machinery, equipment, easements and rights-of-way forming a part of or appertaining to said generating plants and electric transmission and distribution systems, or any of them, including, without limiting the generality of the foregoing, the following described property, together with all extensions and additions to the same electric transmission and distribution systems hereafter described and all electric transmission and distribution systems hereafter constructed:

ELECTRIC TRANSMISSION LINES:

OVERHEAD TRANSMISSION LINE DESCRIPTIONS
Line No.	From	To	Pole Miles
MISSOURI
345 KV LINES

0002	STILWELL	SIBLEY	5.22

0003	SIBLEY	OVERTON	73.02

0004	HAWTHORN	NASH-ST JOSEPH	31.33

0009	IATAN RIVER CROSSING	STRANGER CREEK JC	0.34

0010	IATAN	STRANGER CREEK JC	1.38

0014	HAWTHORN	SIBLEY	17.76

0015	DC RIVER CROSSING HAWTHORN	NASHUA/SIBLEY	0.57

0016	RIVER CROSSING HAWTHORN	SIBLEY	0.44

OVERHEAD TRANSMISSION LINE DESCRIPTIONS
Line No.	From	To	Pole Miles
MISSOURI
161 KV LINES

0100	COMMON R/W	HAWTHORN PLANT

0101	HAWTHORN	BLUE VALLEY TOWER	1.82

0102	HAWTHORN	LEEDS TOWER	1.37

0103	TOWER LINE	BLUE VALLEY	0.51

0105	HAWTHORN	RANDOLPH-AVON	5.08

0106	TC RIVER CROSSING	HAWTHORN	0.54

0107	DC RIVER CROSSING	NORTHEAST	0.36

0108	BLUE VALLEY	WINCHESTER JCT	7.92

0110	HAWTHORN	LEEDS-LOMA VISTA	11.03

0111	SOUTHTOWN	BUNKER RIDGE	3.08

0112	NORTHEAST	GRAND AVE	0.13

0114	BLUE MILLS JCT	BLUE MILLS #2	0.23

0115	LEEDS	ROELAND PARK	2.31

0116	DC SOUTHTOWN	HICKMAN/GRANDVIEW	0.11

0119	DC MONTROSE	LOMA VISTA	0.97

0122	GRAND AVE	NAVY-TERRACE	1.95

0124	COMMON R/W	HAWTHORN-SOUTHTOWN

0125	NORTHEAST	CROSSTOWN	0.19

0126	MAYWOOD	WEATHERBY	5.19

0128	DC NORTHEAST	CROSSTOWN/GRAND	0.21

0131	MONTROSE	LOMA VISTA #9	57.26

0132	MONTROSE	LOMA VISTA #11	57.29

0133	MONTROSE	STILWELL #13	48.20

0134	MONTROSE	ARCHIE-STILWELL	48.15

0135	SOUTHTOWN	GRANDVIEW	7.71

0136	STILWELL	HICKMAN	6.64

0138	HAWTHORN	BLUE VALLEY	1.71

0144	HAWTHORN	MISSOURI CITY	14.30

0145	MISSOURI CITY	MOBERLY	90.23

0146	SALISBURY	NORTON	22.28

0147	NORTON	SOUTH WAVERLY	14.18

0148	NASHUA	ST JOSEPH	31.14

0149	MONTROSE	CLINTON	12.22

0151	MIDTOWN	FOREST	1.62

0152	FOREST	SOUTHTOWN	3.24

0153	BLUE MILLS	BLUE MILLS JT #1	0.21

0158	TERRACE	STATE LINE	0.78

0165	ARMCO	MELT SHOP JCT	0.32

0166	BARRY	LINE CREEK	4.19

0178	WINCHESTER JCT	SOUTHTOWN	7.47

0179	WINCHESTER JCT	SWOPE	0.39

0182	DC NKC	NE/ AVONDALE	1.16

0183	NORTHEAST	NKC	0.16

0185	DC MARTIN CITY	REDEL/GRANDVIEW	0.36

OVERHEAD TRANSMISSION LINE DESCRIPTIONS
Line No.	From	To	Pole Miles
MISSOURI
0186	SOUTHTOWN	HICKMAN	5.44

0187	MARTIN CITY	GRANDVIEW	1.34

0189	LINE CREEK	RIVERSIDE	4.20

0190	HAWTHORN	INDEPENDENCE	1.75

0192	BIRMINGHAM	CLAYCOMO	4.39

0196	AVONDALE	N KANSAS CITY	2.14

0197	NORTHEAST	AVONDALE	2.10

0199	AVONDALE JCT	RIVERSIDE	4.47

0201	NORTHEAST	GRAND WEST	1.51

0202	BUNKER RIDGE	LOMA VISTA	0.78

0203	DC BUNKER RIDGE	SOTHTWN/LOMA VST	1.31

0204	WEATHERBY	TIFFANY	3.95

0205	TIFFANY	ROANRIDGE	1.64

0206	ROANRIDGE	BARRY	2.35

0207	ROANRIDGE	NASHUA	4.99

0208	DC ROANRIDGE	BARRY/NASHUA	0.95

0209	HAWTHORN	LEEDS #27	6.19

0210	GLADSTONE	SHOAL CREEK	3.70

0211	SHOAL CREEK	NASHUA	6.85

0212	SHOAL CREEK	CLAYCOMO	4.33

0213	HAWTHORN	LEVEE	0.36

0214	LEVEE	NORTHEAST #17	5.32

0215	HAWTHORN	CHOUTEAU	2.85

0216	CHOUTEAU	NORTHEAST #5	2.37

0217	DC HAWTHORN	LEEDS/CHOUTEAU	0.39

0218	MALTA BEND	S WAVERLY	7.63

0220	MARTIN CITY	REDEL	0.62

0228	LEEDS	INDEPENDENCE	1.15

0230	DC LEEDS	HAWTHORN/INDEPENDENCE	1.03

0231	WINCHESTER JCT	SWOPE #2	0.48

0234	AVONDALE	GLADSTONE	5.74

0240	SOUTHTOWN	BENDIX	1.35

0241	BENDIX	TOMAHAWK	4.15

0242	TOMAHAWK	MISSION JCT	3.14

OVERHEAD TRANSMISSION LINE DESCRIPTIONS
Line No.	From	To	Pole Miles
KANSAS
345 KV LINES

0001	SWISSVALE	STILWELL	32.82

0002	STILWELL	SIBLEY	3.05

0005	LACYGNE	STILWELL	30.78

0006	LACYGNE	W GARDNER	40.38

0007	DC CRAIG	GARDNER/CEDAR CK	2.06

OVERHEAD TRANSMISSION LINE DESCRIPTIONS
Line No.	From	To	Pole Miles
KANSAS
0009	RIVER CROSSING IATAN	STRANGER CREEK JCT	0.40

0010	IATAN	STRANGER CREEK JCT	11.90

0011	STRANGER CREEK JCT	CRAIG	28.14

0017	CRAIG	W GARDNER	16.19

0018	DC W GARDNER	LACYGNE/CRAIG	0.05

0019	DC W GARDNER	LACYGNE/OTTAWA	0.49

706	WOLF CREEK	—

161 KV LINES

0115	LEEDS	ROELAND PARK	0.17

0117	GREENWOOD	SHAWNEE	3.12

0118	OXFORD	OLATHE	3.08

0120	MISSION JCT	KENILWORTH	4.79

0121	OVERLAND PARK	ROELAND PARK	7.26

0123	COMMON R/W	SHAWNEE-FISHER JT

0126	MAYWOOD	WEATHERBY	5.30

0133	MONTROSE	STIWELL #13	3.26

0134	MONTROSE	ARCHIE-STIWELL	3.14

0136	STILWELL	HICKMAN	6.94

0137	BROOKRIDGE	OVERLAND PARK	1.92

0139	STILWELL	ANTIOCH	8.45

0140	WAGSTAFF	CENTENNIAL	11.33

0141	PAOLA	MARMATON	51.33

0142	PAOLA	SOUTH OTTAWA	21.81

0154	MERRIAM	GREENWOOD	4.41

0156	GREENWOOD	MIDLAND	2.23

0157	GREENWOOD	METROPOLITAN	4.98

0160	KENILWORTH	LENEXA	11.43

0161	COLLEGE	OLATHE	3.72

0501	WINDFARM	SPEARVILLE	0.31

0162	CRAIG	LENEXA	0.22

0163	CRAIG	COLLEGE	0.47

0164	CRAIG	GREENWOOD	3.98

0167	DC CRAIG-GRNWD	LENEXA-KENILWORTH	0.11

0168	DC CRAIG	LENEXA/GREENWOOD	2.73

0171	DC MOONLIGHT	MUR LEN/GARDNER	0.39

0172	MOONLIGHT	W GARDNER	5.39

0173	SWITZER	RILEY	1.82

0174	SWITZER	OLATHE	4.01

0175	DC SWITZER	RILEY/OLATHE	0.22

0176	DC OXFORD	ANTIOCH/OLATHE	1.30

0177	OLATHE	MURLEN	4.58

0180	KENILWORTH	OVERLAND PARK	3.28

0181	DC OVERLAND PARK	BRKRDG/KENILWTH	0.12

0188	CENTENNIAL	PAOLA	2.86

0193	GARDNER	OTTAWA	24.34

0194	STILWELL	SPRING HILL	9.07

0195	DC STIWELL	REDEL/SPRING HILL	1.31

OVERHEAD TRANSMISSION LINE DESCRIPTIONS
Line No.	From	To	Pole Miles
KANSAS

0198	ANTIOCH	OXFORD	3.25

0219	W GARDNER	CEDAR CREEK	14.46

0220	MARTIN CITY	REDEL	2.74

0221	REDEL	STILWELL	4.21

0222	CRAIG	PFLUMM	4.36

0223	PFLUMM	OVERLAND PARK	1.83

0224	METROPOLITAN	MAYWOOD	4.97

0225	CEDAR CREEK	GREENWOOD	9.89

0226	DC CRAIG	PFLUMM/COLLEGE	1.77

0229	LENEXA TAP	CRAIG-GREENWOOD	0.06

0232	DC RILEY	BROOKRIDGE/SWITZER	1.53

0233	BROOKRIDGE	RILEY	2.56

0238	CRAIG	CEDAR CREEK	1.30

0242	TOMAHAWK	MISSION JCT	1.73

0243	RILEY	SPRINT	0.90

0244	SPRINT	MISSION JCT	2.63

0245	BUCYRUS	WAGSTAFF	4.22

0246	STILWELL	BUCYRUS	3.05

0247	BUCYRUS	N LOUISBURG	7.85

0249	PAOLA	OSAWATOMIE	0.32

0250	W GARDNER	CEDAR NILES	8.20

0251	DC SE OTTWA	GARDNER/S OTTWA	1.34

0252	MOONLIGHT	QUARRY	4.82

0253	QUARRY	MURLEN	5.62

0254	SE OTTAWA	S OTTAWA	1.46

0255	W GARDNER	BULL CREEK	0.26

UNDERGROUND TRANSMISSION LINE DESCRIPTIONS
Line No.	From	To	Pole Miles
MISSOURI
161 KV LINES

0114	GRAND AVE	GUINOTTE TS	1.34

0116	MIDTOWN	BRUSH CRK TS	2.06

0117	MIDTOWN	ROE TS	2.00

0118	GRAND AVE	CROSSTOWN	2.06

0119	CROSSTOWN	GUINOTTE TS	2.69

0122	GRAND AVE	NAVY-TERRACE	0.18

KANSAS
161 KV LINES

0117	MIDTOWN	ROE TS	1.83

TRANSMISSION AND DISTRIBUTION SUBSTATIONS

NAME/ LOCATION OF SUBSTATION	CHARACTER OF SUBSTATION	VOLTAGE (IN MVA)
		Primary	Secondary	Tertiary
Birmingham / 7th & Milwaukee, Clay Co, Mo.	AC Distribution	161.00	13.00

Barry / Tiffany Springs Rd, Platte Co, Mo.	AC Distribution	161.00	13.00

Brookridge / 10001 W. 103rd St, Johnson Co, Ks.	AC Distribution	161.00	13.00

Shawnee / 12501 W. 51st St, Johnson Co, Ks.	AC Distribution	161.00	13.00

Grand Ave West / 2nd & Grand Ave, Jackson Co, Mo.	AC Distribution	161.00	13.00

Stillwell	AC Transmission	345.00	161.00	13.00

6300 W. 191st St, Johnson Co, Ks.	AC Distribution	161.00	13.00

Navy / 115 N. Main St, Jackson Co, Mo.	AC Distribution	161.00	13.00

Riley / 12100 Metcalf Ave, Johnson Co, Ks.	AC Distribution	161.00	13.00

Reeder / 7545 Reeder Rd, Johnson Co, Ks.	AC Distribution	161.00	13.00

Switzer / 9900 W. 127th St, Johnson Co, Ks.	AC Distribution	161.00	13.00

Southtown / 8627 Troost Ave, Jackson Co, Mo.	AC Distribution	161.00	13.00

Crosstown / 1801 Cherry, Jackson Co, Mo.	AC Distribution	161.00	13.00

Glasgow / 819 2nd St, Howard Co, Mo.	AC Distribution	34.00	13.00

Avondale / 3150 Walker Rd, Clay Co, Mo.	AC Distribution	161.00	13.00

Sweet Springs / Broadway & Oak St, Saline Co, Mo.	AC Distribution	34.00	13.00

Lenexa / 15730 W. 95th St, Johnson Co, Ks.	AC Distribution	161.00	13.00

Swope / 6330 E. 63rd St Tfwy, Jackson Co, Mo.	AC Distribution	161.00	13.00

Forest / 1105 E. 61st St, Jackson Co, Mo.	AC Distribution	161.00	13.00

Loma Vista / 6620 E. 91st St, Jackson Co, Mo.	AC Distribution	161.00	13.00

Terrace / 1837 Terrace St, Jackson Co, Mo.	AC Distribution	161.00	13.00

Oxford / 14540 Antioch Rd, Johnson Co, Ks.	AC Distribution	161.00	13.00

Tiffany / NW of I-29 & Hwy 152, Platte Co, Mo.	AC Distribution	161.00	13.00

Olathe / Olathe-Martin City Rd, Johnson Co, Ks.	AC Distribution	161.00	13.00

Brunswick	AC Transmission	161.00	34.00	13.00

U.S. Hwy 24, Chariton Co., Mo.	AC Distribution	34.00	13.00

Chouteau / 1400 Chouteau, Jackson Co, Mo.	AC Distribution	161.00	13.00

South Ottawa	AC Transmission	161.00	34.00

N. I-35 & W. U.S.-59, Franklin Co, Ks.	AC Distribution	34.00	13.00

Overland Park / 9521 W. 88th St, Johnson Co, Ks.	AC Distribution	161.00	13.00

Tomahawk / 910 W. 103rd St, Jackson Co, Mo.	AC Distribution	161.00	13.00

Weatherby / 45 Hwy & Garden Rd, Platte Co, Mo.	AC Distribution	161.00	13.00

Kenilworth / 4601 W. 90th Terr, Johnson Co, Ks.	AC Distribution	161.00	13.00

Cedar Creek / K-7 & K-10 Highways, Johnson Co, Ks.	AC Distribution	161.00	13.00

Claycomo / Ravena Rd, E. U.S.-69, Clay Co, Mo.	AC Distribution	161.00	13.00

Blue Valley / 7801 U.S.-24, Jackson Co, Mo.	AC Distribution	161.00	13.00

Paola / U.S.-169, Miami Co, Ks.	AC Transmission	161.00	34.00

Hickman / 11500 Grandview Rd, Jackson Co, Mo.	AC Distribution	161.00	13.00

Leeds / 4210 Raytown Rd, Jackson Co, Mo.	AC Distribution	161.00	13.00

Line Creek / 3810 N.W. 64th St, Platte Co, Mo.	AC Distribution	161.00	13.00

Antioch / 9608 W. 167th St. Johnson Co., Ks.	AC Distribution	161.00	13.00

NAME/ LOCATION OF SUBSTATION	CHARACTER OF SUBSTATION	VOLTAGE (IN MVA)
		Primary	Secondary	Tertiary
Martin City / 13701 Wyandotte, Jackson Co., Mo.	AC Distribution	161.00	13.00

Lakeview / 1⁄4 Mi. S. of Louisburg on Metcalf, Miami Co., Ks.	AC Distribution	34.00	13.00

Roeland Park / 4702 Roe Blvd., Johnson Co., Ks..	AC Distribution	161.00	13.00

Moonlight / .17508 Moonlight Rd., Johnson Co., Ks.	AC Distribution	161.00	13.00

Shoal Creek / 8500 N Brighton, North KC, Clay Co, Mo.	AC Distribution	161.00	13.00

Randolph / Birmingham & Eldon Rds, Clay Co, Mo.	AC Distribution	161.00	13.00

Craig / 10859 Woodland Rd, Johnson Co, Ks.	AC Transmission	345.00	161.00	13.00

Centennial / Popular Ridge Rd, Miami Co, Ks.	AC Distribution	161.00	13.00

Northeast	AC Transmission	13.00	161.00

2000 River Front Rd., Jackson Co., Mo.	AC Distribution	161.00	13.00

Midtown / 1223 E. 48th St, Jackson Co, Mo.	AC Distribution	161.00	13.00

Gladstone / 2101 E. 72nd St North, Clay Co, Mo.	AC Distribution	161.00	13.00

Blue Mills / Atherton & Courtney Rds, Jackson Co, Mo.	AC Distribution	161.00	69.00	13.00

West Gardner	AC Transmission	345.00	161.00	13.00

18827 Dillie Rd., Johnson Co., Ks.	AC Transmission	161.00	34.00

Murlen / 15900 W. 159th St, Johnson Co, Ks.	AC Distribution	161.00	13.00

Salisbury / U.S.-24 & Mo.Hwy-5, Chariton Co, Mo.	AC Transmission	161.00	34.00	13.00

Bunker Ridge / 10001 Marion Park Dr, Jackson Co, Mo.	AC Distribution	161.00	13.00

Blue Springs / Mo.Hwy-7 & Truman Rd, Jackson Co, Mo.	AC Distribution	69.00	13.00

College / 16300 W. 110th St, Johnson Co, Ks.	AC Distribution	161.00	13.00

Merriam / 6412 Carter St, Johnson Co, Ks.	AC Distribution	161.00	13.00

Greenwood / 65th & Lackman Rd, Johnson Co, Ks.	AC Distribution	161.00	13.00

North Kansas City / 840 Swift St, Clay Co, Mo.	AC Distribution	161.00	13.00

Norton / Missouri Highway-O, Saline Co, Mo.	AC Transmission	161.00	34.00

Hawthorne	AC Transmission

8700 Hawthorne Rd., Jackson Co., Mo.

Hawthorn Unit 5 GSU	AC Transmission	21.00	161.00

Hawthorn Unit 6 GSU	AC Transmission	16.00	161.00

Hawthorn Unit 9 GSU	AC Transmission	13.00	161.00

Hawthorn Bank 1	AC Transmission	66.00	13.00

Hawthorn Bank 2 & 32	AC Distribution	161.00	13.00

Hawthorn Bank 11 & 12	AC Transmission	159.00	66.00

Hawthorn Bank 20	AC Transmission	161.00	345.00	13.00

Hawthorn Bank 22	AC Transmission	161.00	345.00	13.00

Riverside / 4101 N. Tillison Lane, Platte Co, Mo.	AC Distribution	161.00	13.00

Carrollton	AC Transmission	161.00	34.00

N.E. of Carrollton, Carrol Co, Mo.	AC Distribution	34.00	13.00

Centerville / W. of Centerville, Linn Co, Ks.	AC Transmission	161.00	34.00

Montrose Station / Montrose Station, Henry Co, Mo.	AC Transmission	22.00	161.00

Wagstaff / 247th St, W. of 69 Hwy, Miami Co, Ks.	AC Transmission	161.00	34.00

Redel / 4409 W 159th St. Johnson Co, Ks.	AC Distribution	161.00	13.00

Bucyrus / 21801 Antioch Road, Miami Co, Ks	AC Distribution	161.00	13.00

Duncan	AC Transmission	161.00	69.00

NAME/ LOCATION OF SUBSTATION	CHARACTER OF SUBSTATION	VOLTAGE (IN MVA)
		Primary	Secondary	Tertiary
2200 N.E. Duncan Rd, Jackson Co, Mo.	AC Distribution	161.00	13.00

North Louisburg / N. of Louisburg, Miami Co, Ks.	AC Distribution	161.00	13.00

Pflumm / Pflumm & Marshall Dr, Johnson Co, Ks.	AC Distribution	161.00	13.00

South Waverly	AC Transmission	161.00	69.00

S. of Waverly, Lafayette Co, Mo.	AC Transmission	161.00	34.00

Quarry / 24651 W. Hwy 56, Johnson Co, Ks.	AC Distribution	161.00	13.00

Cedar Niles / 22046 Cedar Niles Rd, Miami Co, Ks.	AC Distribution	161.00	13.00

Malta Bend / 65 & 127 Hwy, Saline Co, Mo.	AC Distribution	161.00	13.00

Lynn Valley / N. of K-152 & 69 Hwy, Linn Co, Ks.	AC Distribution	34.00	13.00

Michigan Valley / S. of Michigan Valley, Osage Co, Ks.	AC Distribution	34.00	13.00

Chiles / 69 Hwy & Cleveland-Chiles Rd, Mi. Co, Ks.	AC Distribution	34.00	13.00

Walmart / E. of I-35 on K-68, Franklin Co, Ks.	AC Distribution	34.00	13.00

La Cygne	AC Transmission	22.00	345.00

East side of La Cygne Station, Linn Co. Ks.	AC Transmission	345.00	69.00

Iatan / Iatan Station, Platte Co, Mo.	AC Transmission	22.00	345.00

Wolf Creek / Wolf Creek Station, Coffey Co, Ks.	AC Transmission	25.00	345.00

Levee / Hawthorn Station, Jackson Co, Mo.	AC Transmission	13.00	161.00

Bull Creek / 18827 Dillie Rd, Gardner, Johnson Co, Ks.	AC Transmission	13.00	161.00

Osawatomie / 32808 Lone Star Rd, Miami Co, Ks.	AC Transmission	13.00	161.00

Spearville Wind Farm	AC Transmission	34.00	230.00

Spearville, Ford Co., Ks.	AC Transmission	.058	34.00

Grand Avenue / 115 Grand Ave, Jackson Co, Mo.	AC Distribution	161.00	13.00

Liberty South / 2000 Birmingham Rd, Liberty, Clay Co, Mo.	AC Transmission	161.00	69.00

ELECTRICAL DISTRIBUTION SYSTEMS

MUNICIPALITY	COUNTY	STATE
County	Bates	Missouri

County	Buchanan	Missouri

Bogard	Carroll	Missouri

Bosworth	Carroll	Missouri

Carrollton (trans.)	Carroll	Missouri

Dewitt	Carroll	Missouri

Tina	Carroll	Missouri

County	Carroll	Missouri

Belton	Cass	Missouri

Cleveland	Cass	Missouri

West Line	Cass	Missouri

County	Cass	Missouri

Brunswick	Chariton	Missouri

Dalton	Chariton	Missouri

Keytesville	Chariton	Missouri

Mendon	Chariton	Missouri

MUNICIPALITY	COUNTY	STATE
Sumner	Chariton	Missouri

Triplett	Chariton	Missouri

County	Chariton	Missouri

Avondale	Clay	Missouri

Birmingham	Clay	Missouri

Claycomo	Clay	Missouri

Gladstone	Clay	Missouri

Liberty	Clay	Missouri

North Kansas City	Clay	Missouri

Oaks	Clay	Missouri

Oakview	Clay	Missouri

Oakwood	Clay	Missouri

Oakwood Manor – Consolidated into Gladstone	Clay	Missouri

Oakwood Park	Clay	Missouri

Pleasant Valley	Clay	Missouri

Randolph	Clay	Missouri

County	Clay	Missouri

Sugar Creek	Clay, Jackson	Missouri

Kansas City	Clay, Jackson, Platte	Missouri

County	Henry	Missouri

Armstrong	Howard	Missouri

County	Howard	Missouri

Glasgow	Howard, Chariton	Missouri

Blue Springs	Jackson	Missouri

Grain Valley	Jackson	Missouri

Grandview	Jackson	Missouri

Raytown	Jackson	Missouri

County	Jackson	Missouri

Alma	Lafayette	Missouri

Aullville	Lafayette	Missouri

Concordia	Lafayette	Missouri

Corder	Lafayette	Missouri

Mayview	Lafayette	Missouri

Waverly	Lafayette	Missouri

County	Lafayette	Missouri

Blackburn	Lafayette, Saline	Missouri

Emma	Lafayette, Saline	Missouri

Houstonia	Pettis	Missouri

County	Pettis	Missouri

Houston Lake	Platte	Missouri

Lake Waukomis	Platte	Missouri

Northmoor	Platte	Missouri

Parkville	Platte	Missouri

Platte Woods	Platte	Missouri

Riverside	Platte	Missouri

Weatherby Lake	Platte	Missouri

County	Platte	Missouri

County	Randolph	Missouri

MUNICIPALITY	COUNTY	STATE
County	Ray	Missouri

Arrow Rock	Saline	Missouri

Gilliam	Saline	Missouri

Grand Pass	Saline	Missouri

Malta Bend	Saline	Missouri

Miami	Saline	Missouri

Mount Leonard	Saline	Missouri

Sweet Springs	Saline	Missouri

County	Saline	Missouri

Garnett	Anderson	Kansas

Greeley	Anderson	Kansas

Harris	Anderson	Kansas

Fulton	Bourbon	Kansas

Mapleton	Bourbon	Kansas

Baldwin	Douglas	Kansas

Lane	Franklin	Kansas

Ottawa	Franklin	Kansas

Princeton	Franklin	Kansas

Rantoul	Franklin	Kansas

Richmond	Franklin	Kansas

Wellsville	Franklin	Kansas

Williamsburg	Franklin	Kansas

Countryside Consolidated into Mission	Johnson	Kansas

Edgerton	Johnson	Kansas

Fairway	Johnson	Kansas

Gardner	Johnson	Kansas

Lake Quivira	Johnson	Kansas

Leawood	Johnson	Kansas

Lenexa	Johnson	Kansas

Merriam	Johnson	Kansas

Mission	Johnson	Kansas

Mission Hills	Johnson	Kansas

Mission Woods	Johnson	Kansas

Olathe	Johnson	Kansas

Overland Park	Johnson	Kansas

Prairie Village	Johnson	Kansas

Roeland Park	Johnson	Kansas

Shawnee	Johnson	Kansas

Westwood	Johnson	Kansas

Westwood Hills	Johnson	Kansas

Spring Hill	Johnson	Kansas

County	Johnson	Kansas

LaCygne	Linn	Kansas

Linn Valley	Linn	Kansas

Mound City	Linn	Kansas

Parker	Linn	Kansas

Pleasanton	Linn	Kansas

Fontana	Miami	Kansas

MUNICIPALITY	COUNTY	STATE
Louisburg	Miami	Kansas

Osawatomie	Miami	Kansas

Paola	Miami	Kansas

Spring Hill	Miami	Kansas

County	Miami	Kansas

Lyndon	Osage	Kansas

Melvern	Osage	Kansas

Quenemo	Osage	Kansas

Bonner Springs	Wyandotte	Kansas

Edwardsville	Wyandotte	Kansas

EXHIBIT C

(FORM OF BOND OF THE FIFTEENTH SERIES)

THIS BOND OF THE FIFTEENTH SERIES IS NOT TRANSFERABLE EXCEPT TO

EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE

UNSECURED INDENTURE, SUBJECT TO UNITED STATES SECURITIES LAWS.

KANSAS CITY POWER & LIGHT COMPANY

5.30% MORTGAGE BOND, COLLATERAL SERIES DUE 2041

$400,000,000

Bond Number R-1

Kansas City Power & Light Company, a Missouri corporation (“Company”), for value received, hereby promises to pay to The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as trustee (the “Unsecured Note Trustee”) under the Indenture, dated as of May 1, 2007 (such indenture, as heretofore supplemented and amended, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the sum of FOUR HUNDRED MILLION DOLLARS ($400,000,000) and to pay interest thereon from the date hereof at the rate of 5.30% per annum, payable semi-annually on the 1st day of April and October, commencing April 1, 2019, until the Company’s obligation with respect to the payment of such principal sum shall be discharged as provided in the Indenture (as defined below); provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Fifteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 5.30% Notes due 2041 issued pursuant to the Unsecured Indenture (the “2041 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Fifteenth Series is one, of the series hereinafter specified, of the bonds of the Company (“Bonds”) known as its “Mortgage Bonds,” issued and to be issued in one or more series under and secured by a General Mortgage Indenture and Deed of Trust dated as of December 1, 1986 (“Indenture”), duly executed by the Company to UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as Trustee (“Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are, and are to be, issued and secured, and the rights of the owners of the Bonds and of the Trustee in respect of such security, and the prior liens to which the security for the Bonds is junior; capitalized terms used in this Bond of the Fifteenth Series have the respective meanings set forth in the Indenture. As provided in the Indenture, the Bonds may be various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond of the Fifteenth Series is the only one of the series entitled “5.30% Mortgage Bond, Collateral Series due 2041,” created by a Sixteenth Supplemental Indenture dated as of March 1, 2019, as provided for in the Indenture.

This Bond of the Fifteenth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2041 Notes as security for any and all obligations of the Company under the 2041 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2041 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2041 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2041 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2041 Notes.

With the consent of the holders of more than 50% in aggregate principal amount of the Outstanding Bonds, the Company and the Trustee may from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any provision of the Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the holders of the Bonds and any coupons; provided, however, that (i) no such Supplemental Indenture shall, without the consent of the holder of each Outstanding Bond affected thereby (A) extend the fixed maturity of any Bonds, change any terms of any sinking fund or analogous fund or conversion rights with respect to any Bonds, or reduce the rate or rates or extend the time of payment of interest thereon, or reduce the principal amount thereof, or, subject to certain exceptions, limit the right of a holder of Bonds to institute suit for the enforcement of payment of principal of or any premium or interest on such Bonds in accordance with the terms of said Bonds, or (B) reduce the aforesaid percentage of Bonds, the holders of which are required to consent to any such Supplemental Indenture, or (C) permit the creation by the Company of any Prior Lien, and (ii) no such action which would affect the rights of the holders of the Bonds of only one series may be taken unless approved by the holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such series affected, but if any such action would affect the Bonds of two or more series, the approval of such action on behalf of the holders of Bonds of such two or more series may be effected by holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such two or more series, which need not include 60% in principal amount of Outstanding Bonds of each of such series; provided, however, that, in no event shall such action be effective unless approved by holders of more than 50% in aggregate principal amount of all the then Outstanding Bonds of all such series.

In the event that all 2041 Notes are no longer outstanding under the Unsecured Indenture, then all liability of the Company to the Registered Holder of this Bond of the Fifteenth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease, and be completely discharged and the right of such Registered Holder of this Bond of the Fifteenth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease and be completely discharged and such Registered Holder shall no longer be entitled to any lien or benefit of the Indenture.

In case an event of Default shall occur, the principal of this Bond of the Fifteenth Series may become or be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

2

This Bond of the Fifteenth Series is transferable by the Registered Holder hereof in person or by an attorney duly authorized in writing, but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee, at the principal office of the Trustee in Kansas City, Missouri (or at the principal office of any successor in trust), upon surrender and cancellation of this Bond of the Fifteenth Series, and upon any such transfer a new registered Bond of the Fifteenth Series without coupons of the same series for the same principal amount will be issued to the transferee in exchange herefor.

The Company and the Trustee may deem and treat the person in whose name this Bond of the Fifteenth Series is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Bond of the Fifteenth Series, or for any claim based hereon or otherwise in respect hereof or of the Indenture or any Supplemental Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company or of any predecessor corporation, as such, either directly or through the Company or of any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by every owner hereof by the acceptance of this Bond of the Fifteenth Series and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of the Indenture.

This Bond of the Fifteenth Series shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

IN WITNESS WHEREOF, KANSAS CITY POWER & LIGHT COMPANY has caused this Bond of the Fifteenth Series to be executed in its name by the manual or facsimile signature of its Chairman of the Board, Chief Executive Officer, President or a Vice President, and its corporate seal to be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

KANSAS CITY POWER & LIGHT COMPANY

By
Authorized Signature

3

Dated:

Attest:

Secretary or Assistant Secretary

4

The form of Trustee’s certificate to appear on the Bond of the Fifteenth Series shall be substantially as follows:

(FORM OF TRUSTEE’S CERTIFICATE)

This Bond of the Fifteenth Series is the Bond of the series designated therein, described in the within-mentioned Indenture and Sixteenth Supplemental Indenture.

UMB BANK, N.A.,
as Trustee

By

Authorized Signature

5

EXHIBIT D

(FORM OF BOND OF THE SIXTEENTH SERIES)

THIS BOND OF THE SIXTEENTH SERIES IS NOT TRANSFERABLE EXCEPT TO

EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE

UNSECURED INDENTURE, SUBJECT TO UNITED STATES SECURITIES LAWS.

KANSAS CITY POWER & LIGHT COMPANY

3.15% MORTGAGE BOND, COLLATERAL SERIES DUE 2023

$300,000,000

Bond Number R-1

Kansas City Power & Light Company, a Missouri corporation (“Company”), for value received, hereby promises to pay to The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as trustee (the “Unsecured Note Trustee”) under the Indenture, dated as of May 1, 2007 (such indenture, as heretofore supplemented and amended, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the sum of THREE HUNDRED MILLION DOLLARS ($300,000,000) and to pay interest thereon from the date hereof at the rate of 3.15% per annum, payable semi-annually on the 15th day of March and September, commencing March 15, 2019, until the Company’s obligation with respect to the payment of such principal sum shall be discharged as provided in the Indenture (as defined below); provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Sixteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 3.15% Notes due 2023 issued pursuant to the Unsecured Indenture (the “2023 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Sixteenth Series is one, of the series hereinafter specified, of the bonds of the Company (“Bonds”) known as its “Mortgage Bonds,” issued and to be issued in one or more series under and secured by a General Mortgage Indenture and Deed of Trust dated as of December 1, 1986 (“Indenture”), duly executed by the Company to UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as Trustee (“Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are, and are to be, issued and secured, and the rights of the owners of the Bonds and of the Trustee in respect of such security, and the prior liens to which the security for the Bonds is junior; capitalized terms used in this Bond of the Sixteenth Series have the respective meanings set forth in the Indenture. As provided in the Indenture, the Bonds may be various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond of the Sixteenth Series is the only one of the series entitled “3.15% Mortgage Bond, Collateral Series due 2023,” created by a Sixteenth Supplemental Indenture dated as of March 1, 2019, as provided for in the Indenture.

This Bond of the Sixteenth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2023 Notes as security for any and all obligations of the Company under the 2023 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2023 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2023 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2023 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2023 Notes.

With the consent of the holders of more than 50% in aggregate principal amount of the Outstanding Bonds, the Company and the Trustee may from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any provision of the Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the holders of the Bonds and any coupons; provided, however, that (i) no such Supplemental Indenture shall, without the consent of the holder of each Outstanding Bond affected thereby (A) extend the fixed maturity of any Bonds, change any terms of any sinking fund or analogous fund or conversion rights with respect to any Bonds, or reduce the rate or rates or extend the time of payment of interest thereon, or reduce the principal amount thereof, or, subject to certain exceptions, limit the right of a holder of Bonds to institute suit for the enforcement of payment of principal of or any premium or interest on such Bonds in accordance with the terms of said Bonds, or (B) reduce the aforesaid percentage of Bonds, the holders of which are required to consent to any such Supplemental Indenture, or (C) permit the creation by the Company of any Prior Lien, and (ii) no such action which would affect the rights of the holders of the Bonds of only one series may be taken unless approved by the holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such series affected, but if any such action would affect the Bonds of two or more series, the approval of such action on behalf of the holders of Bonds of such two or more series may be effected by holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such two or more series, which need not include 60% in principal amount of Outstanding Bonds of each of such series; provided, however, that, in no event shall such action be effective unless approved by holders of more than 50% in aggregate principal amount of all the then Outstanding Bonds of all such series.

In the event that all 2023 Notes are no longer outstanding under the Unsecured Indenture, then all liability of the Company to the Registered Holder of this Bond of the Sixteenth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease, and be completely discharged and the right of such Registered Holder of this Bond of the Sixteenth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease and be completely discharged and such Registered Holder shall no longer be entitled to any lien or benefit of the Indenture.

In case an event of Default shall occur, the principal of this Bond of the Sixteenth Series may become or be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

2

This Bond of the Sixteenth Series is transferable by the Registered Holder hereof in person or by an attorney duly authorized in writing, but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee, at the principal office of the Trustee in Kansas City, Missouri (or at the principal office of any successor in trust), upon surrender and cancellation of this Bond of the Sixteenth Series, and upon any such transfer a new registered Bond of the Sixteenth Series without coupons of the same series for the same principal amount will be issued to the transferee in exchange herefor.

The Company and the Trustee may deem and treat the person in whose name this Bond of the Sixteenth Series is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Bond of the Sixteenth Series, or for any claim based hereon or otherwise in respect hereof or of the Indenture or any Supplemental Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company or of any predecessor corporation, as such, either directly or through the Company or of any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by every owner hereof by the acceptance of this Bond of the Sixteenth Series and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of the Indenture.

This Bond of the Sixteenth Series shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

IN WITNESS WHEREOF, KANSAS CITY POWER & LIGHT COMPANY has caused this Bond of the Sixteenth Series to be executed in its name by the manual or facsimile signature of its Chairman of the Board, Chief Executive Officer, President or a Vice President, and its corporate seal to be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

KANSAS CITY POWER & LIGHT COMPANY

By
Authorized Signature

3

Dated:

Attest:

Secretary or Assistant Secretary

4

The form of Trustee’s certificate to appear on the Bond of the Sixteenth Series shall be substantially as follows:

(FORM OF TRUSTEE’S CERTIFICATE)

This Bond of the Sixteenth Series is the Bond of the series designated therein, described in the within-mentioned Indenture and Sixteenth Supplemental Indenture.

UMB BANK, N.A.,
as Trustee

By

Authorized Signature

5

EXHIBIT E

(FORM OF BOND OF THE SEVENTEENTH SERIES)

THIS BOND OF THE SEVENTEENTH SERIES IS NOT TRANSFERABLE EXCEPT TO

EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE

UNSECURED INDENTURE, SUBJECT TO UNITED STATES SECURITIES LAWS.

KANSAS CITY POWER & LIGHT COMPANY

3.65% MORTGAGE BOND, COLLATERAL SERIES DUE 2025

$350,000,000

Bond Number R-1

Kansas City Power & Light Company, a Missouri corporation (“Company”), for value received, hereby promises to pay to The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as trustee (the “Unsecured Note Trustee”) under the Indenture, dated as of May 1, 2007 (such indenture, as heretofore supplemented and amended, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the sum of THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000) and to pay interest thereon from the date hereof at the rate of 3.65% per annum, payable semi-annually on the 15th day of February and August, commencing August 15, 2019, until the Company’s obligation with respect to the payment of such principal sum shall be discharged as provided in the Indenture (as defined below); provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Seventeenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 3.65% Notes due 2023 issued pursuant to the Unsecured Indenture (the “2025 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Seventeenth Series is one, of the series hereinafter specified, of the bonds of the Company (“Bonds”) known as its “Mortgage Bonds,” issued and to be issued in one or more series under and secured by a General Mortgage Indenture and Deed of Trust dated as of December 1, 1986 (“Indenture”), duly executed by the Company to UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as Trustee (“Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are, and are to be, issued and secured, and the rights of the owners of the Bonds and of the Trustee in respect of such security, and the prior liens to which the security for the Bonds is junior; capitalized terms used in this Bond of the Seventeenth Series have the respective meanings set forth in the Indenture. As provided in the Indenture, the Bonds may be various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond of the Seventeenth Series is the only one of the series entitled “3.65% Mortgage Bond, Collateral Series due 2025,” created by a Sixteenth Supplemental Indenture dated as of March 1, 2019, as provided for in the Indenture.

This Bond of the Seventeenth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2025 Notes as security for any and all obligations of the Company under the 2025 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2025 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2025 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2025 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2025 Notes.

With the consent of the holders of more than 50% in aggregate principal amount of the Outstanding Bonds, the Company and the Trustee may from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any provision of the Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the holders of the Bonds and any coupons; provided, however, that (i) no such Supplemental Indenture shall, without the consent of the holder of each Outstanding Bond affected thereby (A) extend the fixed maturity of any Bonds, change any terms of any sinking fund or analogous fund or conversion rights with respect to any Bonds, or reduce the rate or rates or extend the time of payment of interest thereon, or reduce the principal amount thereof, or, subject to certain exceptions, limit the right of a holder of Bonds to institute suit for the enforcement of payment of principal of or any premium or interest on such Bonds in accordance with the terms of said Bonds, or (B) reduce the aforesaid percentage of Bonds, the holders of which are required to consent to any such Supplemental Indenture, or (C) permit the creation by the Company of any Prior Lien, and (ii) no such action which would affect the rights of the holders of the Bonds of only one series may be taken unless approved by the holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such series affected, but if any such action would affect the Bonds of two or more series, the approval of such action on behalf of the holders of Bonds of such two or more series may be effected by holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such two or more series, which need not include 60% in principal amount of Outstanding Bonds of each of such series; provided, however, that, in no event shall such action be effective unless approved by holders of more than 50% in aggregate principal amount of all the then Outstanding Bonds of all such series.

In the event that all 2025 Notes are no longer outstanding under the Unsecured Indenture, then all liability of the Company to the Registered Holder of this Bond of the Seventeenth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease, and be completely discharged and the right of such Registered Holder of this Bond of the Seventeenth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease and be completely discharged and such Registered Holder shall no longer be entitled to any lien or benefit of the Indenture.

2

In case an event of Default shall occur, the principal of this Bond of the Seventeenth Series may become or be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

This Bond of the Seventeenth Series is transferable by the Registered Holder hereof in person or by an attorney duly authorized in writing, but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee, at the principal office of the Trustee in Kansas City, Missouri (or at the principal office of any successor in trust), upon surrender and cancellation of this Bond of the Seventeenth Series, and upon any such transfer a new registered Bond of the Seventeenth Series without coupons of the same series for the same principal amount will be issued to the transferee in exchange herefor.

The Company and the Trustee may deem and treat the person in whose name this Bond of the Seventeenth Series is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Bond of the Seventeenth Series, or for any claim based hereon or otherwise in respect hereof or of the Indenture or any Supplemental Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company or of any predecessor corporation, as such, either directly or through the Company or of any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by every owner hereof by the acceptance of this Bond of the Seventeenth Series and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of the Indenture.

This Bond of the Seventeenth Series shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

IN WITNESS WHEREOF, KANSAS CITY POWER & LIGHT COMPANY has caused this Bond of the Seventeenth Series to be executed in its name by the manual or facsimile signature of its Chairman of the Board, Chief Executive Officer, President or a Vice President, and its corporate seal to be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

KANSAS CITY POWER & LIGHT COMPANY

By
Authorized Signature

3

Dated:

Attest:

Secretary or Assistant Secretary

4

The form of Trustee’s certificate to appear on the Bond of the Seventeenth Series shall be substantially as follows:

(FORM OF TRUSTEE’S CERTIFICATE)

This Bond of the Seventeenth Series is the Bond of the series designated therein, described in the within-mentioned Indenture and Sixteenth Supplemental Indenture.

UMB BANK, N.A.,
as Trustee

By

Authorized Signature

5

EXHIBIT F

(FORM OF BOND OF THE EIGHTEENTH SERIES)

THIS BOND OF THE EIGHTEENTH SERIES IS NOT TRANSFERABLE EXCEPT TO

EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE

UNSECURED INDENTURE, SUBJECT TO UNITED STATES SECURITIES LAWS.

KANSAS CITY POWER & LIGHT COMPANY

4.20% MORTGAGE BOND, COLLATERAL SERIES DUE 2047

$300,000,000

Bond Number R-1

Kansas City Power & Light Company, a Missouri corporation (“Company”), for value received, hereby promises to pay to The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as trustee (the “Unsecured Note Trustee”) under the Indenture, dated as of May 1, 2007 (such indenture, as heretofore supplemented and amended, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the sum of THREE HUNDRED MILLION DOLLARS ($300,000,000) and to pay interest thereon from the date hereof at the rate of 4.20% per annum, payable semi-annually on the 15th day of June and December, commencing June 15, 2019, until the Company’s obligation with respect to the payment of such principal sum shall be discharged as provided in the Indenture (as defined below); provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Eighteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 4.20% Notes due 2047 issued pursuant to the Unsecured Indenture (the “2047 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Eighteenth Series is one, of the series hereinafter specified, of the bonds of the Company (“Bonds”) known as its “Mortgage Bonds,” issued and to be issued in one or more series under and secured by a General Mortgage Indenture and Deed of Trust dated as of December 1, 1986 (“Indenture”), duly executed by the Company to UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as Trustee (“Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are, and are to be, issued and secured, and the rights of the owners of the Bonds and of the Trustee in respect of such security, and the prior liens to which the security for the Bonds is junior; capitalized terms used in this Bond of the Eighteenth Series have the respective meanings set forth in the Indenture. As provided in the Indenture, the Bonds may be various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond of the Eighteenth Series is the only one of the series entitled “4.20% Mortgage Bond, Collateral Series due 2047,” created by a Sixteenth Supplemental Indenture dated as of March 1, 2019, as provided for in the Indenture.

1

This Bond of the Eighteenth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2047 Notes as security for any and all obligations of the Company under the 2047 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2047 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2047 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2047 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2047 Notes.

With the consent of the holders of more than 50% in aggregate principal amount of the Outstanding Bonds, the Company and the Trustee may from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any provision of the Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the holders of the Bonds and any coupons; provided, however, that (i) no such Supplemental Indenture shall, without the consent of the holder of each Outstanding Bond affected thereby (A) extend the fixed maturity of any Bonds, change any terms of any sinking fund or analogous fund or conversion rights with respect to any Bonds, or reduce the rate or rates or extend the time of payment of interest thereon, or reduce the principal amount thereof, or, subject to certain exceptions, limit the right of a holder of Bonds to institute suit for the enforcement of payment of principal of or any premium or interest on such Bonds in accordance with the terms of said Bonds, or (B) reduce the aforesaid percentage of Bonds, the holders of which are required to consent to any such Supplemental Indenture, or (C) permit the creation by the Company of any Prior Lien, and (ii) no such action which would affect the rights of the holders of the Bonds of only one series may be taken unless approved by the holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such series affected, but if any such action would affect the Bonds of two or more series, the approval of such action on behalf of the holders of Bonds of such two or more series may be effected by holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such two or more series, which need not include 60% in principal amount of Outstanding Bonds of each of such series; provided, however, that, in no event shall such action be effective unless approved by holders of more than 50% in aggregate principal amount of all the then Outstanding Bonds of all such series.

In the event that all 2047 Notes are no longer outstanding under the Unsecured Indenture, then all liability of the Company to the Registered Holder of this Bond of the Eighteenth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease, and be completely discharged and the right of such Registered Holder of this Bond of the Eighteenth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease and be completely discharged and such Registered Holder shall no longer be entitled to any lien or benefit of the Indenture.

2

In case an event of Default shall occur, the principal of this Bond of the Eighteenth Series may become or be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

This Bond of the Eighteenth Series is transferable by the Registered Holder hereof in person or by an attorney duly authorized in writing, but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee, at the principal office of the Trustee in Kansas City, Missouri (or at the principal office of any successor in trust), upon surrender and cancellation of this Bond of the Eighteenth Series, and upon any such transfer a new registered Bond of the Eighteenth Series without coupons of the same series for the same principal amount will be issued to the transferee in exchange herefor.

The Company and the Trustee may deem and treat the person in whose name this Bond of the Eighteenth Series is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Bond of the Eighteenth Series, or for any claim based hereon or otherwise in respect hereof or of the Indenture or any Supplemental Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company or of any predecessor corporation, as such, either directly or through the Company or of any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by every owner hereof by the acceptance of this Bond of the Eighteenth Series and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of the Indenture.

This Bond of the Eighteenth Series shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

IN WITNESS WHEREOF, KANSAS CITY POWER & LIGHT COMPANY has caused this Bond of the Eighteenth Series to be executed in its name by the manual or facsimile signature of its Chairman of the Board, Chief Executive Officer, President or a Vice President, and its corporate seal to be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

KANSAS CITY POWER & LIGHT COMPANY

By
Authorized Signature

3

Dated:

Attest:

Secretary or Assistant Secretary

4

The form of Trustee’s certificate to appear on the Bond of the Eighteenth Series shall be substantially as follows:

(FORM OF TRUSTEE’S CERTIFICATE)

This Bond of the Eighteenth Series is the Bond of the series designated therein, described in the within-mentioned Indenture and Sixteenth Supplemental Indenture.

UMB BANK, N.A.,
as Trustee

By

Authorized Signature

5

EXHIBIT G

(FORM OF BOND OF THE NINETEENTH SERIES)

THIS BOND OF THE NINETEENTH SERIES IS NOT TRANSFERABLE EXCEPT TO

EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE

UNSECURED INDENTURE, SUBJECT TO UNITED STATES SECURITIES LAWS.

KANSAS CITY POWER & LIGHT COMPANY

4.20% MORTGAGE BOND, COLLATERAL SERIES DUE 2048

$300,000,000

Bond Number R-1

Kansas City Power & Light Company, a Missouri corporation (“Company”), for value received, hereby promises to pay to The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as trustee (the “Unsecured Note Trustee”) under the Indenture, dated as of May 1, 2007 (such indenture, as heretofore supplemented and amended, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the sum of THREE HUNDRED MILLION DOLLARS ($300,000,000) and to pay interest thereon from the date hereof at the rate of 4.20% per annum, payable semi-annually on the 15th day of March and September, commencing September 15, 2019, until the Company’s obligation with respect to the payment of such principal sum shall be discharged as provided in the Indenture (as defined below); provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Nineteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 4.20% Notes due 2048 issued pursuant to the Unsecured Indenture (the “2048 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Nineteenth Series is one, of the series hereinafter specified, of the bonds of the Company (“Bonds”) known as its “Mortgage Bonds,” issued and to be issued in one or more series under and secured by a General Mortgage Indenture and Deed of Trust dated as of December 1, 1986 (“Indenture”), duly executed by the Company to UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as Trustee (“Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are, and are to be, issued and secured, and the rights of the owners of the Bonds and of the Trustee in respect of such security, and the prior liens to which the security for the Bonds is junior; capitalized terms used in this Bond of the Nineteenth Series have the respective meanings set forth in the Indenture. As provided in the Indenture, the Bonds may be various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond of the Nineteenth Series is the only one of the series entitled “4.20% Mortgage Bond, Collateral Series due 2048,” created by a Sixteenth Supplemental Indenture dated as of March 1, 2019, as provided for in the Indenture.

1

This Bond of the Nineteenth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2048 Notes as security for any and all obligations of the Company under the 2048 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2048 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2048 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2048 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2048 Notes.

With the consent of the holders of more than 50% in aggregate principal amount of the Outstanding Bonds, the Company and the Trustee may from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any provision of the Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the holders of the Bonds and any coupons; provided, however, that (i) no such Supplemental Indenture shall, without the consent of the holder of each Outstanding Bond affected thereby (A) extend the fixed maturity of any Bonds, change any terms of any sinking fund or analogous fund or conversion rights with respect to any Bonds, or reduce the rate or rates or extend the time of payment of interest thereon, or reduce the principal amount thereof, or, subject to certain exceptions, limit the right of a holder of Bonds to institute suit for the enforcement of payment of principal of or any premium or interest on such Bonds in accordance with the terms of said Bonds, or (B) reduce the aforesaid percentage of Bonds, the holders of which are required to consent to any such Supplemental Indenture, or (C) permit the creation by the Company of any Prior Lien, and (ii) no such action which would affect the rights of the holders of the Bonds of only one series may be taken unless approved by the holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such series affected, but if any such action would affect the Bonds of two or more series, the approval of such action on behalf of the holders of Bonds of such two or more series may be effected by holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such two or more series, which need not include 60% in principal amount of Outstanding Bonds of each of such series; provided, however, that, in no event shall such action be effective unless approved by holders of more than 50% in aggregate principal amount of all the then Outstanding Bonds of all such series.

In the event that all 2048 Notes are no longer outstanding under the Unsecured Indenture, then all liability of the Company to the Registered Holder of this Bond of the Nineteenth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease, and be completely discharged and the right of such Registered Holder of this Bond of the Nineteenth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease and be completely discharged and such Registered Holder shall no longer be entitled to any lien or benefit of the Indenture.

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In case an event of Default shall occur, the principal of this Bond of the Nineteenth Series may become or be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

This Bond of the Nineteenth Series is transferable by the Registered Holder hereof in person or by an attorney duly authorized in writing, but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee, at the principal office of the Trustee in Kansas City, Missouri (or at the principal office of any successor in trust), upon surrender and cancellation of this Bond of the Nineteenth Series, and upon any such transfer a new registered Bond of the Nineteenth Series without coupons of the same series for the same principal amount will be issued to the transferee in exchange herefor.

The Company and the Trustee may deem and treat the person in whose name this Bond of the Nineteenth Series is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Bond of the Nineteenth Series, or for any claim based hereon or otherwise in respect hereof or of the Indenture or any Supplemental Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company or of any predecessor corporation, as such, either directly or through the Company or of any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by every owner hereof by the acceptance of this Bond of the Nineteenth Series and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of the Indenture.

This Bond of the Nineteenth Series shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

IN WITNESS WHEREOF, KANSAS CITY POWER & LIGHT COMPANY has caused this Bond of the Nineteenth Series to be executed in its name by the manual or facsimile signature of its Chairman of the Board, Chief Executive Officer, President or a Vice President, and its corporate seal to be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

KANSAS CITY POWER & LIGHT COMPANY

By
Authorized Signature

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Dated:

Attest:

Secretary or Assistant Secretary

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The form of Trustee’s certificate to appear on the Bond of the Nineteenth Series shall be substantially as follows:

(FORM OF TRUSTEE’S CERTIFICATE)

This Bond of the Nineteenth Series is the Bond of the series designated therein, described in the within-mentioned Indenture and Sixteenth Supplemental Indenture.

UMB BANK, N.A.,
as Trustee

By

Authorized Signature

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EXHIBIT H

(FORM OF BOND OF THE TWENTIETH SERIES)

THIS BOND OF THE TWENTIETH SERIES IS NOT TRANSFERABLE EXCEPT TO

EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE

UNSECURED INDENTURE, SUBJECT TO UNITED STATES SECURITIES LAWS.

KANSAS CITY POWER & LIGHT COMPANY

6.05% MORTGAGE BOND, COLLATERAL SERIES DUE 2035

$250,000,000

Bond Number R-1

Kansas City Power & Light Company, a Missouri corporation (“Company”), for value received, hereby promises to pay to The Bank of New York Mellon (formerly The Bank of New York), a national banking association, as trustee (the “Unsecured Note Trustee”) under the Indenture, dated as of March 1, 2002 (such indenture, as heretofore supplemented and amended, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the sum of TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000) and to pay interest thereon from the date hereof at the rate of 6.05% per annum, payable semi-annually on the 15th day of May and November, commencing May 15, 2019, until the Company’s obligation with respect to the payment of such principal sum shall be discharged as provided in the Indenture (as defined below); provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Twentieth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 6.05% Senior Notes due 2035, Series B issued pursuant to the Unsecured Indenture (the “2035 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Twentieth Series is one, of the series hereinafter specified, of the bonds of the Company (“Bonds”) known as its “Mortgage Bonds,” issued and to be issued in one or more series under and secured by a General Mortgage Indenture and Deed of Trust dated as of December 1, 1986 (“Indenture”), duly executed by the Company to UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as Trustee (“Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are, and are to be, issued and secured, and the rights of the owners of the Bonds and of the Trustee in respect of such security, and the prior liens to which the security for the Bonds is junior; capitalized terms used in this Bond of the Twentieth Series have the respective meanings set forth in the Indenture. As provided in the Indenture, the Bonds may be various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond of the Twentieth Series is the only one of the series entitled “6.05% Mortgage Bond, Collateral Series due 2035,” created by a Sixteenth Supplemental Indenture dated as of March 1, 2019, as provided for in the Indenture.

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This Bond of the Twentieth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2035 Notes as security for any and all obligations of the Company under the 2035 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2035 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2035 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2035 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2035 Notes.

With the consent of the holders of more than 50% in aggregate principal amount of the Outstanding Bonds, the Company and the Trustee may from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any provision of the Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the holders of the Bonds and any coupons; provided, however, that (i) no such Supplemental Indenture shall, without the consent of the holder of each Outstanding Bond affected thereby (A) extend the fixed maturity of any Bonds, change any terms of any sinking fund or analogous fund or conversion rights with respect to any Bonds, or reduce the rate or rates or extend the time of payment of interest thereon, or reduce the principal amount thereof, or, subject to certain exceptions, limit the right of a holder of Bonds to institute suit for the enforcement of payment of principal of or any premium or interest on such Bonds in accordance with the terms of said Bonds, or (B) reduce the aforesaid percentage of Bonds, the holders of which are required to consent to any such Supplemental Indenture, or (C) permit the creation by the Company of any Prior Lien, and (ii) no such action which would affect the rights of the holders of the Bonds of only one series may be taken unless approved by the holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such series affected, but if any such action would affect the Bonds of two or more series, the approval of such action on behalf of the holders of Bonds of such two or more series may be effected by holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such two or more series, which need not include 60% in principal amount of Outstanding Bonds of each of such series; provided, however, that, in no event shall such action be effective unless approved by holders of more than 50% in aggregate principal amount of all the then Outstanding Bonds of all such series.

In the event that all 2035 Notes are no longer outstanding under the Unsecured Indenture, then all liability of the Company to the Registered Holder of this Bond of the Twentieth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease, and be completely discharged and the right of such Registered Holder of this Bond of the Twentieth Series for the payment of the principal hereof and premium, if any, or interest hereon shall forthwith cease and be completely discharged and such Registered Holder shall no longer be entitled to any lien or benefit of the Indenture.

In case an event of Default shall occur, the principal of this Bond of the Twentieth Series may become or be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

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This Bond of the Twentieth Series is transferable by the Registered Holder hereof in person or by an attorney duly authorized in writing, but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee, at the principal office of the Trustee in Kansas City, Missouri (or at the principal office of any successor in trust), upon surrender and cancellation of this Bond of the Twentieth Series, and upon any such transfer a new registered Bond of the Twentieth Series without coupons of the same series for the same principal amount will be issued to the transferee in exchange herefor.

The Company and the Trustee may deem and treat the person in whose name this Bond of the Twentieth Series is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Bond of the Twentieth Series, or for any claim based hereon or otherwise in respect hereof or of the Indenture or any Supplemental Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company or of any predecessor corporation, as such, either directly or through the Company or of any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by every owner hereof by the acceptance of this Bond of the Twentieth Series and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of the Indenture.

This Bond of the Twentieth Series shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

IN WITNESS WHEREOF, KANSAS CITY POWER & LIGHT COMPANY has caused this Bond of the Twentieth Series to be executed in its name by the manual or facsimile signature of its Chairman of the Board, Chief Executive Officer, President or a Vice President, and its corporate seal to be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

KANSAS CITY POWER & LIGHT COMPANY

By
Authorized Signature

3

Dated:

Attest:

Secretary or Assistant Secretary

4

The form of Trustee’s certificate to appear on the Bond of the Twentieth Series shall be substantially as follows:

(FORM OF TRUSTEE’S CERTIFICATE)

This Bond of the Twentieth Series is the Bond of the series designated therein, described in the within-mentioned Indenture and Sixteenth Supplemental Indenture.

UMB BANK, N.A.,
as Trustee

By

Authorized Signature

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